As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos. 333-52290
and 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 24	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 89	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X   on May 1, 2019 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium deferred variable annuity contracts.

CENTURY II AFFINITY VARIABLE ANNUITY PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.
The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2))
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P)
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2
VIP Freedom Income PortfolioSM – Service Class 2
VIP Freedom 2010 PortfolioSM – Service Class 2

VIP Freedom 2015 PortfolioSM – Service Class 2
VIP Freedom 2020 PortfolioSM – Service Class 2
VIP Freedom 2025 PortfolioSM – Service Class 2
VIP Freedom 2030 PortfolioSM – Service Class 2
VIP Freedom 2035 PortfolioSM – Service Class 2
VIP Freedom 2040 PortfolioSM – Service Class 2
VIP Freedom 2045 PortfolioSM – Service Class 2
VIP Freedom 2050 PortfolioSM – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.  The minimum guaranteed interest rate is 1% for the Fixed Account.  (See “GUARANTEED AND CURRENT INTEREST RATES”)
This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.
The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.
If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Funds and Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Kansas City Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Kansas City Life that you wish to continue receiving paper copies of your shareholder reports by calling Variable Administration at (800) 616-3670. Your election to receive reports in paper will apply to all Funds and Portfolios available under your Contract.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).
The date of this Prospectus is May 1, 2019.

[PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS CONTENTS
DEFINITIONS	1
HIGHLIGHTS	3
THE CONTRACT	3
CHARGES AND DEDUCTIONS	5
ANNUITY PROVISIONS	6
FEDERAL TAX STATUS	6
FEE TABLE	7
OWNER TRANSACTION EXPENSES	7
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES	7
RANGE OF PORTFOLIO OPERATING EXPENSES	8
ANNUAL PORTFOLIO OPERATING EXPENSES	8
EXAMPLE OF CHARGES	13
CONDENSED FINANCIAL INFORMATION	14
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS	14
KANSAS CITY LIFE INSURANCE COMPANY	14
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT	14
THE FUNDS	15
RESOLVING MATERIAL CONFLICTS	21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	21
FINANCIAL CONDITION OF KANSAS CITY LIFE	21
VOTING RIGHTS	22
DESCRIPTION OF THE CONTRACT	22
PURCHASING A CONTRACT	22
REPLACEMENT OF CONTRACTS	22
FREE-LOOK PERIOD	23
ALLOCATION OF PREMIUMS	23
DETERMINATION OF CONTRACT VALUE	24
VARIABLE ACCOUNT VALUE	24
TRANSFER PRIVILEGE	25
DOLLAR COST AVERAGING PLAN	27
PORTFOLIO REBALANCING PLAN	27
PARTIAL AND FULL CASH SURRENDERS	28
CONTRACT TERMINATION	29
CONTRACT LOANS	29
DEATH BENEFIT BEFORE MATURITY DATE	30
PROCEEDS ON MATURITY DATE	33
PAYMENTS	33
UNCLAIMED PROPERTY LAWS	34
MODIFICATIONS	34
REPORTS TO CONTRACT OWNER	34
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS	34
OPTIONAL RIDER	35
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT	35
THE FIXED ACCOUNT	46
GUARANTEED AND CURRENT INTEREST RATES	46
CALCULATION OF FIXED ACCOUNT VALUE	47
TRANSFERS FROM FIXED ACCOUNT	47
DELAY OF PAYMENT	47
CHARGES AND DEDUCTIONS	48
SURRENDER CHARGE	48
TRANSFER PROCESSING FEE	49
ADMINISTRATIVE CHARGES	49
MORTALITY AND EXPENSE RISK CHARGE	49

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE	49
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE	50
PREMIUM TAXES	50
REDUCED CHARGES FOR ELIGIBLE GROUPS	50
OTHER TAXES	50
LOAN INTEREST CHARGE	50
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS	50
PAYMENT OPTIONS	51
ELECTION OF OPTIONS	51
DESCRIPTION OF OPTIONS	51
YIELDS AND TOTAL RETURNS	52
YIELDS	52
TOTAL RETURNS	52
FEDERAL TAX STATUS	53
INTRODUCTION	53
TAXATION OF NON-QUALIFIED CONTRACTS	53
TAXATION OF QUALIFIED CONTRACTS	54
FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TAXES	56
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS	56
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO	56
POSSIBLE TAX LAW CHANGES	56
FOREIGN TAX CREDITS	56
SALE OF THE CONTRACTS	56
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	57
LEGAL PROCEEDINGS	58
COMPANY HOLIDAYS	58
CHANGE OF ADDRESS NOTIFICATION	58
FINANCIAL STATEMENTS	58
APPENDIX A - CONDENSED FINANCIAL INFORMATION	59
APPENDIX B - GMWB RIDER EXAMPLES	77
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	86

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit Option
This Contract provides for a Base Guaranteed Minimum Death Benefit.  In addition, there are two enhanced death benefit options available under the Contract.  The two options provide different levels of death benefit guarantees.  The two options have different issue requirements and expense charges associated with them.  These Guaranteed Minimum Death Benefit Options are available only in the states where we have received regulatory approval.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a "Qualified Contract."

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year	Refers to the 12-month period following the date we credit a particular premium to your Contract. This measure of time is important in calculating the surrender charge applicable to the Contract.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

HIGHLIGHTS
THE CONTRACT
Who Should Invest.  The Contract is designed for investors seeking long‑term tax‑deferred accumulation of funds.  The goal for this accumulation is generally retirement, but may be for other long‑term investment purposes.  We offer the Contract as both a Qualified Contract and a Non‑Qualified Contract.  (See "FEDERAL TAX STATUS")
The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral.
The Contract.  The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial").  You must pay the minimum initial premium.  The maximum Issue Age is 80.  (See "PURCHASING A CONTRACT")
We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.
Free‑Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")
Premiums.  The minimum amount that we will accept as an initial premium is $10,000.  You may pay additional premiums at any time during the Annuitant’s lifetime and before the Maturity Date.  The minimum premium allowed after the initial premium is $50.  (See "PURCHASING A CONTRACT")  We reserve the right to waive the $10,000 minimum premium requirement for certain corporate markets contracts.
Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate.
The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.
We will allocate the initial premium to the Federated Government Money Fund II Subaccount for a 15‑day period in states that:
•	require premium payments to be refunded under the free‑look provision; or
•	require the greater of premium payments or Contract Value to be refunded under the free‑look provision.
At the end of that period, we will allocate the amount in the Federated Government Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")
Transfers.  After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  The first six transfers during a Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  (See "TRANSFER PRIVILEGE")
We have policies and procedures that attempt to detect frequent, large, programmed or short‑term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:
•	the date that the Annuitant dies; or
•	the Maturity Date.
Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
Five PlusSM Guaranteed Minimum Withdrawal Benefit.  If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit both the amount you may withdraw during a Contract Year and the investment options to which you may allocate Contract Value, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.
The American Funds Insurance Series® Managed Risk Funds and TOPS® Managed Risk ETF Portfolios, which are eligible investment options under the GMWB rider, employ risk and volatility mitigation strategies, which could reduce your investment return.
Subaccount Bonus.  There are two bonuses that will be credited to the Variable Account Value.  We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.
We credit a second bonus on all Contracts, regardless of size.  After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value.  The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.
Both of the bonuses are guaranteed.  We pay these bonus amounts out of the increased revenues on Contracts that have been in force for longer periods of time and the expense efficiencies that result from Contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.
Death Benefit Before the Maturity Date.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death.  There is a base Guaranteed Minimum Death Benefit Option.  One of two enhanced options may be chosen at issue.  There is an additional charge assessed each month if one of the enhanced options is selected.  There are three Guaranteed Minimum Death Benefit Options available as follows:
•	Base Guaranteed Minimum Death Benefit Option;
•	Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	Enhanced Combination Guaranteed Minimum Death Benefit Option.
The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option.  (See "DEATH BENEFIT BEFORE MATURITY DATE")
The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:
•	premiums paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and
•	the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments) less any loan balance.
If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See "DEATH BENEFIT BEFORE MATURITY DATE")

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the Contract will be paid to the Beneficiary.
Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:
•	If received under a payment option, they are taxed in the same manner as annuity payments.
•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.
CHARGES AND DEDUCTIONS
The following charges and deductions apply to the Contract:
Surrender Charge.  We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.
The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract.  The surrender charge percentages are shown below.
Premium Years since payment of the premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

Each premium payment has its own surrender charge period.  When you make a withdrawal, we assume that the oldest premium payment is being withdrawn first so that the lowest surrender charge is deducted from the amount withdrawn.  After eight (8) complete Premium Years from the date you make a premium payment, no surrender charge will be assessed if you withdraw or surrender that premium payment.  The total surrender charge at a given time will be the sum of the surrender charges applicable to each premium that has been paid.
Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge.  (See "SURRENDER CHARGE")
Annual Administration Fee.  We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year.  We will waive this fee for Contracts with Contract Values of $50,000 or more.  (See "ADMINISTRATIVE CHARGES")
Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free.  We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")
Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%.  (See "ADMINISTRATIVE CHARGES")
Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%.  (See "MORTALITY AND EXPENSE RISK CHARGE")
Monthly Guaranteed Minimum Death Benefit Expense Charge.  If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:
•	Base Guaranteed Minimum Death Benefit Option: no additional charge
•
Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals

0.35% of Variable Account Value on an annualized basis. (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")

Five PlusSM Guaranteed Minimum Withdrawal Benefit.  The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.
Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.  (See "PREMIUM TAXES")
Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees. (See "INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS")
For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS."
ANNUITY PROVISIONS
Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See "PAYMENT OPTIONS")
Payment Options.  The payment options are:
•	Interest Payments (Non-Life Payment Option)
•	Installments of a Specified Amount (Non-Life Payment Option)
•	Installments for a Specified Period (Non-Life Payment Option)
•	Life Income (Life Payment Option)
•	Joint and Survivor Income (Life Payment Option)
Payments under these options do not vary based on Variable Account performance.  (See "PAYMENT OPTIONS")
FEDERAL TAX STATUS
Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes, which currently range from 0% to 3.5% of premium based on the state in which the contract is sold, may also be deducted.
OWNER TRANSACTION EXPENSES
Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn or Annuitized under a Non-Life Payment Option1)	8%
Transfer Processing Fee	After the first 6 transfers in a Contract Year, we will charge $25 for each additional transfer during that Contract Year. There is no fee for the first 6 transfers during a Contract Year.

1 We do not deduct a charge for sales expenses from premiums at the time they are paid.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.  The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

Premium Years Since Payment of Premium	1	2	3	4	5	6	7	8	9+
Charge (%)	8	8	7	6	5	4	3	2	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
Annual Administration Fee	$30 per Contract Year[2]
Loan Interest Charge	5.00%[3]
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.25% 0.15% 1.40%
Optional Rider Charges
Guaranteed Minimum Death Benefit Expense Charge (as a percentage of average annual Variable Account Value)
Base Guaranteed Minimum Death Benefit Option	0.00%
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)	0.20%
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)	0.35%
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	1.20% multiplied by Guaranteed Withdrawal Balance[4] (0.10% monthly)

2 We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
3 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contract) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
4 The current annual charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.95% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.079%).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, your current annual charge is 0.60% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.05%).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2018.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES5
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.46%[6]

5 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2018.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
6 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2018.

ANNUAL PORTFOLIO OPERATING EXPENSES7
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.21%	NA	0.88%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.19%	0.01%	0.81%	0.01%	0.80%[8]
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.28%	NA	1.03%	NA	NA
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.01%	NA	1.00%	0.11%	0.89%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	0.32%	1.05%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.16%	0.85%
VP Ultra® Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.17%	0.83%
VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	0.20%	0.77%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.02%	NA	0.73%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%	0.04%	NA	0.79%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.04%	NA	0.82%	NA	NA
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.03%	NA	0.80%	NA	NA
Growth-Income Fund – Class 2 Shares	0.26%	0.25%	0.02%	NA	0.53%	NA	NA
New World Fund® – Class 2 Shares	0.70%	0.25%	0.06%	NA	1.01%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.26%	0.28%	0.94%	0.05%[9]	0.89%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.39%	1.07%	0.05%[9]	1.02%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.34%	1.02%	0.05%[9]	0.97%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.29%	0.29%	0.98%	0.06%[10]	0.92%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.32%	0.49%	1.21%	0.09%[10]	1.12%
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.60%	0.01%[11]	1.36%	NA	NA
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.07%	NA	1.14%	0.16%[12]	0.98%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.91%	0.25%	0.30%[13]	NA	1.46%[14]	0.27%[15]	1.19%
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2))	0.87%	0.25%	0.18%[13]	NA	1.30%	0.17%	1.13%
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	0.60%	NA	0.14%	NA	0.74%	0.04%	0.70%[16]

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P)	0.75%	NA	0.17%[17]	0.05%	0.97%	0.00%[18]	0.97%
Federated High Income Bond Fund II – P	0.60%	NA	0.22%[19]	NA	0.82%	0.01%[20]	0.81%
Federated Government Money Fund II – S	0.20%	NA	0.54%[21]	NA	0.74%	0.11%[22]	0.63%
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	0.54%	0.25%	0.08%	NA	0.87%	NA	NA
VIP Freedom Income PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.41%	0.66%[23]	NA	NA
VIP Freedom 2010 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.48%	0.73%[23]	NA	NA
VIP Freedom 2015 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.51%	0.76%[23]	NA	NA
VIP Freedom 2020 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[23]	NA	NA
VIP Freedom 2025 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.56%	0.81%[23]	NA	NA
VIP Freedom 2030 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[23]	NA	NA
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[23]	NA	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[23]	NA	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[23]	NA	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[23]	NA	NA
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.10%	NA	1.40%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2[24]	0.80%	0.25%	0.06%	0.01%	1.12%	0.01%	1.11%
Templeton Developing Markets VIP Fund – Class 2[24]	1.05%	0.25%	0.12%	0.01%	1.43%	NA	NA
Templeton Foreign VIP Fund – Class 2[24]	0.79%	0.25%	0.04%	0.02%	1.10%	0.02%	1.08%
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.11%[25]	0.00%	0.76%	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.17%[25]	0.01%	0.83%	0.01%	0.82%[26]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.23%[25]	0.00%	0.78%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.04%	NA	0.75%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	0.01%[27]	0.81%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.04%	NA	0.71%	0.09%[28]	0.62%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.33%	NA	1.03%	0.23%[29]	0.80%
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.13%	0.78%	NA	NA

7 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2018.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.
8 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.  During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
9 The investment adviser is currently reimbursing a portion of its management fee equal to .05% of the fund's net assets.  This waiver will be in effect through at least May 1, 2020.  The waiver may only be modified or terminated with the approval of the fund's board.
10 The investment adviser is currently reimbursing a portion of its management fee equal to .05% of the fund's net assets.  In addition, the investment advisor is currently reimbursing a portion of the other expenses.  This waiver will be in effect through at least May 1, 2020.  The waiver may only be modified or terminated with the approval of the fund's board.
11 “Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Portfolio’s investment in various money market funds.
12 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.73% for Class 1, 0.98% for Class 2 and 0.855% for Class 3.
13 Other expenses have been restated to reflect current fees paid by the Fund.

14 “Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
15 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.94% for Class 1 and 1.19% for Class 2.
16 The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2020, The Dreyfus Corporation may terminate this expense limitation at any time.
17 The Fund may incur or charge administrative service fees up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the Fund. The Fund will not incur or charge such fees until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
18 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.95% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
19 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
20 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2019, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.81% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
21 The Fund may pay Administrative Service Fees up to 0.25% of average net assets to insurance companies for providing recordkeeping, shareholder and administrative services.
22 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
23 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.
24 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for the next 12 month period.
25 “Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
26 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
27 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.79% of the class' average daily net assets annually for Initial Class shares. ("Other Expenses" include 0.02% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.
28 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.62% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2020.
29 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the class' average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2020.

EXAMPLE OF CHARGES
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, the annual administration fee, Variable Account charges, the Enhanced Combination Guaranteed Minimum Death Benefit Option ("GMDB") charge, a monthly Guaranteed Minimum Withdrawal Benefit ("GMWB") charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, and highest annual portfolio operating expenses for the year ended December 31, 2018.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit and the optional Enhanced Combination Guaranteed Minimum Death Benefit Option.
The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.
(1)	If the Contract is surrendered or is annuitized under a Non-Life Payment Option at the end of the applicable time period:
Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB
1 year	3 years	5 years	10 years
$1,173.29	$1,993.99	$2,728.50	$4,584.75
Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB
1 year	3 years	5 years	10 years
$1,031.86	$1,578.55	$2,043.87	$3,254.66
Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB
1 year	3 years	5 years	10 years
$1,064.70	$1,676.17	$2,206.77	$3,581.75
Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB
1 year	3 years	5 years	10 years
$921.56	$1,245.20	$1,478.13	$2,065.95

(2)	If the Contract is not surrendered or is annuitized under a Life Payment Option at the end of the applicable time period:
Maximum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB
1 year	3 years	5 years	10 years
$450.58	$1,356.83	$2,269.94	$4,584.75

Maximum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB
1 year	3 years	5 years	10 years
$297.85	$911.06	$1,548.36	$3,254.66
Minimum Portfolio Expenses with the Enhanced Combination GMDB and with GMWB
1 year	3 years	5 years	10 years
$333.33	$1,015.86	$1,720.11	$3,581.75
Minimum Portfolio Expenses without the Enhanced Combination GMDB and without GMWB
1 year	3 years	5 years	10 years
$178.76	$553.45	$952.24	$2,065.95

The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).
Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.
The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year.  There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year.  As of 12/31/18, the average Contract Value is equal to $117,959.41, with an average administration fee equal to $9.22.  This translates the annual administrative fee into a 0.092% charge on a $10,000 investment for the purposes of the example.
You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.
The various Funds themselves or their investment advisers provided the expense information regarding the Funds.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.
CONDENSED FINANCIAL INFORMATION
Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission

("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. You may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the American Century VP Mid Cap Value Fund Subaccount only if you were invested in the Subaccount on May 1, 2015 and have not subsequently transferred all Contract Value out of the Subaccount.
Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth, with income as secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth, with income as secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (formerly Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth.
Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to match the total return of the S&P 500® Index.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Newton Investment Management (North America) Limited).  The Fund seeks long-term capital appreciation.
Federated Insurance Series
Federated Managed Volatility Fund II – P (formerly known as Federated Managed Tail Risk Fund II – P) (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Volatility Fund II is to achieve high current income and moderate capital appreciation.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP ContrafundSM Portfolio is to seek long-term capital appreciation.
VIP Freedom Income PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom Income PortfolioSM is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2010 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2015 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2015 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2020 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2025 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2030 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2035 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2040 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2045 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2050 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code ("Code").  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
DESCRIPTION OF THE CONTRACT
The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.
Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.  The Company may change or stop offering an optional rider at any time before it is elected.
PURCHASING A CONTRACT
The maximum Issue Age for which we issue a Contract is 80.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.
The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract.  The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below.  The Guaranteed Minimum Death Benefit Options are offered only in the states where we have received regulatory approval.
The minimum initial premium that we accept is a single premium of $10,000.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).
REPLACEMENT OF CONTRACTS
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD
You may cancel your Contract for a refund during your "free-look" period.  The free look period applies for the 10 days after you receive the Contract.  We must receive the returned Contract at our Home Office within 10 days if you wish to cancel your Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:
•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.  In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.
ALLOCATION OF PREMIUMS
At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")
Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:
•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Government Money Fund II Subaccount for that 15-day period.  At the end of this 15-day period, we will allocate the amount in the Federated Government Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.
We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.
DETERMINATION OF CONTRACT VALUE
The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.
VARIABLE ACCOUNT VALUE
The Variable Account Value reflects the following:
•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract;
•	Contract loan balance; and
•	bonuses paid on the Monthly Anniversary Date.
There are two bonuses that will be credited to the Variable Account Value.  The first bonus is credited to Contracts on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that date.  The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.
The second bonus is credited to all Contracts, regardless of size.  After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value.  The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.
Both of the bonuses are guaranteed.  We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option.  Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.  Please note that because a bonus will increase Variable Account Value, charges that are based on a percentage of Variable Account Value also will increase.
There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.
Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.
Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.
We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:
•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
•	bonuses credited on the Monthly Anniversary Date.
We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;
•	amounts surrendered (including applicable charges) during the current Valuation Period; and
•	the pro rata portion of the monthly Guaranteed Minimum Death Benefit charge assessed on the Monthly Anniversary Day.
The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.
Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period.  The formula for the net investment factor equals:
(X/Y) – Z
where "X" equals the sum of:
•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.
"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and
"Z" equals the charges we deduct from the Subaccount on a daily basis.  These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.15% on an annual basis.  The mortality and expense risk charge equals 1.25% on an annual basis.
Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:
A x B
"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and
"B" is equal to the net investment factor for the current Valuation Day.
This accumulation unit value may increase or decrease from day to day based on investment results.
TRANSFER PRIVILEGE
After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Transfers are subject to the following restrictions:
•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same‑day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.
The first six transfers during each Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.
Once elected, we will process transfers from the Federated Government Money Fund II Subaccount monthly until:
•	we have completed the number of designated transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.
There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.
The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.
PARTIAL AND FULL CASH SURRENDERS
Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death and the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender.  We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions.  If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.
Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year.  (See "SURRENDER CHARGE")
Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.
Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year.  (See "SURRENDER CHARGE")
You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.
Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See "FEDERAL TAX STATUS")
Full Surrender.  You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant’s death and before the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:
•	any applicable surrender charge;
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.
Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract.  (See "SURRENDER CHARGE")
Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")
Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:
•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distributions of those amounts may only occur upon:
•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.
In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.
Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.
CONTRACT TERMINATION
We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:
•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.
We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.
CONTRACT LOANS
If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.
Amount of Loan Available.  You may borrow up to the least of:
•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.
At any time you make a new loan the sum of all prior loans, loan interest outstanding, and the current loan applied for may not exceed the applicable limit described above.  Each loan must be at least $2,500.
Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.
Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account.  Any interest we credit on loaned amounts will remain in the Fixed Account.
Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.
If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.
Repayment of Loan. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.
You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge.  This deemed distribution may be subject to income and penalty tax under the Code.
Loan Balance.  Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.
Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).
ERISA Plans.  If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.
DEATH BENEFIT BEFORE MATURITY DATE
A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.
Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit Options that can be selected at issue for an additional charge.
The two options are:
•	The Annual Ratchet Guaranteed Minimum Death Benefit Option; and
•	The Enhanced Combination Guaranteed Minimum Death Benefit Option.
The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.  Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.
The death benefit options provide protection in the event of a market downturn.  However, there are additional costs associated with the enhanced Guaranteed Minimum Death Benefits.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.
Base Guaranteed Minimum Death Benefit Option
Under this option we guarantee that the death benefit will be the greater of:
•	premiums paid, proportionately adjusted for partial surrenders, less any loan balance; or
•	the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.
There is no additional charge for the Base Guaranteed Minimum Death Benefit Option.  This option is available at issue and at any time after.
Annual Ratchet Guaranteed Minimum Death Benefit Option
Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:
•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionally adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:
•	the Contract Value at the time of death; or
•	the death benefit calculated as described above for ages 80 and below plus any additional premiums paid.
If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.01665% of Variable Account Value, which equals 0.20% of the Variable Account Value on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.
Enhanced Combination Guaranteed Minimum Death Benefit Option
Under this option we guarantee that the death benefit for ages 80 and below will be the greatest of:
•	the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or
•
premiums paid, accumulated annually at 5% interest until the date of the Annuitant’s death, proportionately adjusted for partial surrenders and deducting any loan balance.  We place a maximum on the amount accumulated at 5% interest of two times the total premiums paid, less surrenders and any loan balance; or

•
the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death. Any loan balance will be deducted from and premiums paid since the last Contract Anniversary will be added to such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:
•	the Contract Value at the time of death; or
•
the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant’s 80th birthday, calculated as described above, adjusted proportionately for partial surrenders, less any loan balance and plus any premiums paid since the Contract Anniversary following the Annuitant’s 80th birthday.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the monthly Guaranteed Minimum Death Benefit charge will equal 0.02912% of the Variable Account Value, which equals 0.35% of the Variable Account on an annualized basis.  This charge is deducted from the Variable Account Value every Monthly Anniversary Day.  (See "MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE")  This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.
Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders
We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.
Changes in Guaranteed Minimum Death Benefit Options
If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option.  The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.
Death of Annuitant.  If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit Proceeds under the Contract to the Beneficiary.
We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.
No death benefit is payable if the Annuitant dies on or after the Maturity Date.
Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.
These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:
•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.
If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase on the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law.  The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partners and civil unions not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax advisor for more information on this subject.
If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.
PROCEEDS ON MATURITY DATE
The Maturity Date is the latest date when Proceeds under the Contract are payable.  The Proceeds available on the Maturity Date vary depending upon how you elect to receive the Proceeds:
•	we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option; and
•	we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the Proceeds as a lump sum payment or as a Non-Life Payment Option.
You select the Maturity Date, subject to the following restrictions.  The latest Maturity Date is the later of:
•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.
For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.
You may change the Maturity Date subject to these limitations:
•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must be not later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.
On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS")
PAYMENTS
We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.
If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas

City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay death benefit Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
MODIFICATIONS
We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:
•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.
In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.
REPORTS TO CONTRACT OWNER
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or

•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within 5 days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
OPTIONAL RIDER
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT
IMPORTANT TERMS
Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See "LIFETIME INCOME AMOUNT" and "DEATH BENEFITS")
Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.
Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.
Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.
Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.

Investment Strategy means:  the currently available Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.
Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") is effective from.
Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.
Withdrawal means:  the amounts partially surrendered as described in the Contract, including any applicable surrender charges.
Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.
Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.
DESCRIPTION OF THE GMWB RIDER
If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.
Example:
Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.
The GMWB does not guarantee Contract Value or the performance of any investment option.
IMPORTANT CONSIDERATIONS
•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.

•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See "FEDERAL TAX ISSUES")
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Surrender charges will apply to the withdrawals you take. (See "CHARGES AND DEDUCTIONS")
•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.
You should not purchase the GMWB if:
•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.
In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.
WHEN TO TAKE WITHDRAWALS
You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
PURCHASING THE GMWB RIDER
You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:
•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.
We reserve the right to refuse to issue the GMWB rider at our sole discretion.
GUARANTEED WITHDRAWAL BALANCE
The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See "BONUS," "STEP-UPS," and "Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount")  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.
GUARANTEED WITHDRAWAL AMOUNT
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.
LIFETIME INCOME AMOUNT
The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as "Excess Withdrawals"), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:
•	the Contract Value immediately after the Excess Withdrawal; or

•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.
Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.
The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.
Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as "Excess Withdrawals").  The Lifetime Income Amount will be automatically reset to equal the lesser of:
•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See "REQUIRED MINIMUM DISTRIBUTIONS")
Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
Remember:
•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.
BONUS
We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:
If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:
•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.
Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:
•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.
Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.
STEP-UPS
If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See “GMWB RIDER CHARGE”)
The Guaranteed Withdrawal Amount will equal the greater of:
•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
The Lifetime Income Amount will equal the greater of:
•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See "GMWB RIDER CHARGE")
The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.
Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.
Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
ADDITIONAL PREMIUMS
We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:

In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:
•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.
In the case of the Lifetime Income Amount, to equal the greater of the:
•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.
We do not permit additional premiums during a GMWB rider’s "Settlement Phase," as described below.
Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:
•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.
For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.
Premium limits on Qualified Contracts.  If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:
•
after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.
For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.
You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under "Purchasing a Contract" earlier in the Prospectus.
INVESTMENT STRATEGY
The Investment Strategy includes the Designated Subaccounts.  If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you.  As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")  You must choose one of these available Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.
This rider will remain in effect only if your premium payments and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated

Government Money Fund II Subaccount to be a Designated Subaccount.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")
Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.
You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.
AVAILABLE DESIGNATED SUBACCOUNTS
You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Government Money Fund II Subaccount to be a Designated Subaccount.  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.
Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one or more of the Designated Subaccounts that you have selected.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.
We offer Designated Subaccounts with different risk profiles.  You need to determine which Designated Subaccounts are best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected.  You should not regard the Designated Subaccounts as investment advice.  Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.
For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	Fidelity® VIP Freedom 2010 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2015 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2020 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom Income PortfolioSM – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares

•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.
We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected.  You should carefully review these notices.  If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect.  If you do not wish to make such transfer, you may terminate the GMWB rider.
For more information regarding each Fund that we permit you to invest in through a Designated Subaccount, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "Kansas City Life, the Variable Account and the Funds" section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.
You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You may not make transfers between the Designated Subaccounts and the Fixed Account.  We will waive the restrictions defined in "Transfer Privilege" if the applicable transfer is required under the terms of the GMWB rider.
A Designated Subaccount may not perform as intended.  Investment performance of your Contract Value could be better or worse than expected.  One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.
The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.
REQUIRED MINIMUM DISTRIBUTIONS
For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.
Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.
You should discuss these matters with your tax adviser prior to electing the GMWB rider.
Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance.  We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.
We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero.  We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.
SETTLEMENT PHASE
We automatically make settlement payments during the GMWB rider’s Settlement Phase.  The Settlement Phase begins if total withdrawals during the Contract Year:
•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.
During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional settlement payments under riders, terminate.  We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.
At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you.  The settlement payment amount we permit you to choose varies:
•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase.  We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See "REQUIRED MINIMUM DISTRIBUTIONS")  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.
Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.
DEATH BENEFITS
Death benefits before the Settlement Phase
If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.
However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:

If:		Then the GMWB rider:
the Covered Person is no longer alive	•
Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.

	•	Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
	•	Continues to impose the GMWB rider charge.
•
Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)	•
Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.

•
Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.

	•	Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
	•	Continues to impose the GMWB rider charge.
•
Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.
Death benefit during the Settlement Phase
If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.
TERMINATION
Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are currently waiving this provision.  Therefore, you may currently terminate your GMWB rider at any time.
In addition, there are circumstances under which your GMWB rider will terminate automatically.  The GMWB rider will terminate upon the earliest of:
•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.
Upon termination of the GMWB rider, your Guaranteed Withdrawal Balance will decline to zero, and we will not refund any GMWB rider charge that you previously paid. (See "GMWB RIDER CHARGE") Before cancelling the GMWB rider or taking any other action that would cause the rider to terminate, such as allocating Contract Value to an investment option other than an Investment Strategy option, you should carefully consider your current and future need for the benefits provided by the rider.
GMWB RIDER CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% (0.95% annually) multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, the current charge for your GMWB rider is 0.05% (0.60% annually) multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.
We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10% (1.20% annually).
The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.
FEDERAL TAX ISSUES
The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See "FEDERAL TAX STATUS")  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.
The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.
THE FIXED ACCOUNT
You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFERS FROM FIXED ACCOUNT")  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.
Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.
GUARANTEED AND CURRENT INTEREST RATES
There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.
Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.

We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.
The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the "Treasury Rate"). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.
Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.
Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out ("LIFO") basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).
CALCULATION OF FIXED ACCOUNT VALUE
On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.
On each Valuation Day thereafter, the Fixed Account Value is equal to:
•	Fixed Account Value on the preceding Valuation Day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.
TRANSFERS FROM FIXED ACCOUNT
We allow one transfer each Contract Year from the Fixed Account.  During the first eight Contract Years, the amount transferred from the Fixed Account may not exceed the greatest of:
•	25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount); or
•	the amount transferred out of the Fixed Account in the prior Contract Year; or
•	$2,000 (or the unloaned Fixed Account Value, if less).
Beginning in the 9th Contract Year, there is no limitation on the amount transferred from the Fixed Account.
Because of the transfer limitations during the first eight Contract Years, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.
DELAY OF PAYMENT
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.

CHARGES AND DEDUCTIONS
SURRENDER CHARGE
General.  We do not deduct a charge for sales expense from premiums at the time you pay them.  However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or if you elect a Non-Life Payment Option during the first eight years following the payment of that premium.  The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts.  If the surrender charges are not enough to cover sales expenses, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess.  We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.  We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.
Charge for Partial Surrender or Surrender.  If you take a partial or full surrender of the Contract or elect a Non-Life Payment Option, the applicable surrender charge applicable to each premium withdrawn or annuitized will be as follows:
During Premium Year*
Year	1	2	3	4	5	6	7	8	9+
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	0%
*Premium Year refers to the 12-month period following the date we credit a particular premium to your Contract.  After eight years following the date we credit a particular premium, there will be no surrender charge applicable to that premium payment.
The total surrender charge applicable will be the sum of the surrender charges applicable to each premium.  To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis.  Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccounts in the same proportion that the withdrawal is being made.  In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.
If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value.  For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.
Amounts Not Subject to Surrender Charge.  Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender is not in excess of 10% of the Contract Value.  We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value.  We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders, which occur after the first partial surrender in a Contract Year.  The 10% free partial surrender is not cumulative from year to year.
If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year.  If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.
If you have elected to participate in the Systematic Partial Surrender Plan, your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year.  (See "SYSTEMATIC PARTIAL SURRENDER PLAN")  You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge.  (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.)  In the Contract Year in which you elect to participate in the Plan, we will calculate the 10% limitation based on the Contract Value at the time of election.  In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year.  We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year.  Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount.  Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value.  Eight years after the final premium payment, when the surrender charge reaches zero, we will no longer apply a surrender charge, unless additional premium payments are received.

If you elect a Life Payment Option, we will not apply a surrender charge.
Nursing Home Waiver.  If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges.  In order to be eligible for this waiver:
•	we must receive satisfactory proof that you are admitted to a licensed nursing home;
•	the Contract Value must be paid out in equal amounts over at least a three-year period; and
•	you must be confined for at least 90 days before we will waive the surrender charges.
This waiver may not be available in all states.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
ADMINISTRATIVE CHARGES
Annual Administration Fee.  At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value.  The purpose of this fee is to reimburse us for administrative expenses relating to the Contract.  We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year.  We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value.  This fee does not apply after the Maturity Date.
Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%.  This translates to a daily rate of 0.0004110%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account.  This charge does not apply after the Maturity Date.
MORTALITY AND EXPENSE RISK CHARGE
We will deduct a daily mortality and expense risk charge from the assets of the Variable Account.  This charge will be equal to an annual rate of 1.25%.  This translates to a daily rate of 0.0034247%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.
The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.
If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.
MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE
If a Guaranteed Minimum Death Benefit Option other than the base provision is selected, there is an additional charge.  The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:
•	Base Guaranteed Minimum Death Benefit Option: no additional charge.
•
Annual Ratchet Guaranteed Minimum Death Benefit Option:  A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.20% of the Variable Account Value on an annualized basis.

•
Enhanced Combination Guaranteed Minimum Death Benefit Option:  A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date.  This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.
GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10%, 1.20% annually (currently 0.079%, 0.95% annually, for GMWB riders elected on and after January 1, 2009 and for GMWB riders elected before January 1, 2009 that have stepped-up since January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.
PREMIUM TAXES
Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.
If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.
OTHER TAXES
We do not currently assess a charge against the Variable Account for federal income taxes.  We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us.  We may also deduct charges for other taxes attributable to the Variable Account.
LOAN INTEREST CHARGE
If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge, which is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually), will not exceed 5%.
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS
The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.
The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  The amount we apply to the payment option will vary depending upon which payment option you select.  If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option.  If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.
You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  If you elect a Life Payment Option, we will apply the full Contract Value.  If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.
The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.
Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.
We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.
We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.
If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.
ELECTION OF OPTIONS
You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living.  If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.
An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.
DESCRIPTION OF OPTIONS
Option 1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments for a Specified Period. We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 4: Life Income. We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.  If no minimum guaranteed payment period is chosen, it is possible for an Annuitant who dies after the first payment to receive only one annuity payment.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  A minimum guaranteed payment period of ten years may be chosen.
Choice of Options: You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.
Options 1, 2, and 3 may not satisfy the minimum required distribution requirements for a Qualified Contract.  Consult a tax adviser.  If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.
YIELDS AND TOTAL RETURNS
YIELDS
From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)
The yield of the Federated Government Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Subaccount (except the Federated Government Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
TOTAL RETURNS
Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).
Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts.  Adjusted historic portfolio average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.
We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.
FEDERAL TAX STATUS
INTRODUCTION
The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
TAXATION OF NON-QUALIFIED CONTRACTS
Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.
Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.
Medicare Tax. Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.
Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Death Benefit Options.  It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you.  Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.
Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.
Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.
Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.
Further Information.  We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."
TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual’s total account balance or accrued benefit under the retirement plan.  The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the "investment in the contract" under a Qualified Contract can be zero.
Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2019 of up to the lesser of $6,000 (or $7,000 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.
The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.
SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation, in 2019 up to $13,000 (or $16,000 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.
A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.
Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant, or both, may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.
Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.
Taxable "eligible rollover distributions" from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.
Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable; however, only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TAXES
While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer tax ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.
SALE OF THE CONTRACTS
We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 6.00% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.70% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments.  Sunset Financial does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.
Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

LEGAL PROCEEDINGS
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2018 and 2017; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2018.
The following financial statements for the Variable Account are included in the Statement of Additional Information:
•	statement of net assets as of December 31, 2018; and
•
related statement of operations for the period or year ended December 31, 2018, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2018, and financial highlights for each of the periods or years in the five-year period ended December 31, 2018.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION
The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:
	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	74,695	8.35	8.93	47,511	8.93	7.09	50,905	7.09	6.79	52,180	6.94	6.69
Invesco V.I. Core Equity Fund – Series I Shares	43,032	11.44	12.89	44,681	12.89	11.55	41,172	11.55	10.40	51,799	10.55	11.32
Invesco V.I. Technology Fund – Series I Shares	144,380	5.60	5.82	131,827	5.82	4.34	135,767	4.34	4.28	126,843	4.38	4.16
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	127,720	32.24	34.83	132,122	34.83	28.84	141,956	28.84	27.72	151,882	28.21	27.98
VP Income & Growth Fund – Class I	106,720	13.76	15.11	106,555	15.11	12.73	112,274	12.73	11.12	116,302	11.27	12.11
VP International Fund – Class I	214,171	23.85	28.72	211,025	28.72	22.12	252,565	22.12	23.24	246,191	23.66	23.74
VP Mid Cap Value Fund – Class I	40,186	22.07	25.83	41,667	25.83	23.48	46,812	23.48	19.04	52,891	19.24	19.80
VP Ultra® Fund – Class I	39,450	28.90	29.45	35,412	29.45	22.58	35,186	22.58	21.26	38,217	21.66	20.62
VP Value Fund – Class I	349,906	18.01	20.29	366,509	20.29	18.91	377,862	18.91	15.62	395,939	15.78	16.67
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	168,049	12.95	13.46	159,473	13.46	13.25	159,755	13.25	12.86	157,164	12.84	13.43

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	26,572	11.37	12.14	10,370	12.14	10.60	5,972	10.60	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	26,075	10.13	11.09	22,463	11.09	9.97	4,953	9.97	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	36,034	9.75	10.04	9,506	10.04	9.46	6,660	9.46	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	27,237	11.95	13.50	11,485	13.50	10.32	4,353	10.32	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	45,503	12.59	13.14	30,854	13.14	10.87	7,931	10.87	NA	NA	NA	NA
New World Fund® – Class 2 Shares	12,394	11.15	13.34	7,861	13.34	10.37	5,081	10.38	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	1,518,653	11.11	11.90	1,625,736	11.90	10.52	1,202,067	10.52	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	1,444,798	10.90	12.02	1,506,517	12.03	10.61	1,019,838	10.61	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	1,392,726	12.65	13.00	952,790	13.00	10.45	651,231	10.45	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	1,218,739	11.93	12.44	1,146,944	12.44	10.49	710,091	10.49	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	484,921	10.95	12.51	398,746	12.51	9.83	274,603	9.83	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	502,323	26.87	28.73	524,004	28.73	25.16	555,834	25.16	23.52	605,032	23.86	23.90
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	129,311	12.67	13.64	141,986	13.64	11.28	147,424	11.28	10.92	152,407	11.11	10.68
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	106,936	23.09	26.15	110,621	26.15	19.37	122,811	19.37	16.10	132,073	16.38	15.06
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	31,192	28.96	34.12	32,241	34.12	30.79	31,450	30.80	26.63	34,589	27.20	28.40
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	124,828	28.90	31.66	130,696	31.67	25.20	140,104	25.20	23.22	164,160	23.55	24.43
Opportunistic Small Cap Portfolio – Initial Shares	243,422	23.43	29.66	247,352	29.66	24.15	254,075	24.15	20.17	272,126	20.69	21.25
Dreyfus Stock Index Fund, Inc. – Initial Shares	469,489	31.28	33.54	496,319	33.54	27.99	538,290	27.99	24.82	565,811	25.20	25.27
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	17,341	50.12	53.83	16,403	53.84	47.11	16,240	47.12	42.33	18,537	42.95	45.00

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
Federated Insurance Series
Federated Managed Volatility Fund II – PX	154,764	17.30	19.35	155,876	19.35	17.73	160,149	17.73	18.51	169,014	18.69	20.22
Federated High Income Bond Fund II – P	122,229	29.93	31.42	128,904	31.43	29.84	130,725	29.84	26.20	146,494	26.28	27.36
Federated Government Money Fund II -S	219,514	11.78	11.80	197,098	11.80	11.93	144,383	11.93	12.10	231,437	12.10	12.27
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	138,437	17.44	19.15	144,884	19.15	15.95	139,823	15.95	14.63	142,724	14.87	15.01
VIP Freedom Income PortfolioSM – Service Class 2	172,260	12.36	12.84	238,716	12.84	12.04	316,395	12.04	11.64	357,048	11.69	11.92
VIP Freedom 2010 PortfolioSM – Service Class 2	25,699	13.61	14.46	32,640	14.46	13.00	36,663	13.00	12.40	40,256	12.49	12.74
VIP Freedom 2015 PortfolioSM – Service Class 2	37,453	13.70	14.72	63,474	14.72	13.01	75,606	13.01	12.32	94,029	12.45	12.68
VIP Freedom 2020 PortfolioSM – Service Class 2	440,889	13.55	14.69	531,447	14.69	12.82	615,457	12.82	12.10	739,447	12.23	12.45
VIP Freedom 2025 PortfolioSM – Service Class 2	54,000	14.15	15.46	54,033	15.46	13.33	52,454	13.34	12.55	53,282	12.70	12.93
VIP Freedom 2030 PortfolioSM – Service Class 2	103,355	13.91	15.44	137,210	15.44	12.97	140,349	12.98	12.12	178,170	12.29	12.50
VIP Freedom 2035 PortfolioSM – Service Class 2	35,120	16.43	18.55	41,589	18.55	15.28	40,760	15.28	14.21	38,632	14.44	14.69
VIP Freedom 2040 PortfolioSM – Service Class 2	44,703	16.43	18.67	44,010	18.67	15.35	43,195	15.35	14.28	43,520	14.51	14.76
VIP Freedom 2045 PortfolioSM – Service Class 2	19,862	16.52	18.78	20,603	18.78	15.44	11,953	15.44	14.37	9,128	14.59	14.85
VIP Freedom 2050 PortfolioSM – Service Class 2	24,976	16.55	18.82	23,525	18.82	15.47	23,042	15.47	14.40	19,127	14.62	14.88

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	92,041	21.64	23.53	90,012	23.53	21.60	93,291	21.60	21.48	94,844	21.80	22.11
Franklin Small-Mid Cap Growth VIP Fund – Class 2	97,092	13.61	14.67	93,963	14.67	12.27	87,384	12.27	11.65	91,007	11.86	12.33
Templeton Developing Markets VIP Fund – Class 2	138,300	22.02	26.91	132,618	26.91	19.26	151,518	19.26	16.12	167,408	16.54	20.77
Templeton Foreign VIP Fund – Class 2	121,859	27.49	33.24	116,819	33.24	28.88	106,846	28.88	26.43	115,624	27.11	29.22
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	98,999	33.71	39.00	101,625	39.00	34.72	100,918	34.72	30.26	109,002	30.56	31.81
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	107,143	35.08	40.84	106,075	40.84	35.73	106,914	35.73	29.26	114,914	29.99	31.99
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	40,841	32.14	35.07	43,435	35.07	29.06	49,831	29.06	25.89	56,305	26.32	26.43

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16	12-31-15	12-31-15	1-1-15
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	190,974	50.09	50.01	196,710	50.01	38.52	221,629	38.53	37.07	236,085	37.80	35.61
MFS® Research Series – Initial Class Shares	159,466	40.06	42.81	165,654	42.82	35.24	178,079	35.25	32.07	196,302	32.57	32.77
MFS® Total Return Bond Series – Initial Class Shares	187,411	22.81	23.33	187,257	23.34	22.74	189,747	22.74	22.13	198,814	22.09	22.52
MFS® Total Return Series – Initial Class Shares	132,995	35.73	38.46	149,668	38.46	34.86	160,848	34.86	31.97	187,271	32.22	32.80
MFS® Utilities Series – Initial Class Shares	162,676	68.91	69.39	178,693	69.39	61.09	194,269	61.09	55.17	224,165	55.56	66.24
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	103,515	20.63	21.28	90,147	21.28	20.42	88,566	20.42	19.09	100,317	19.09	19.74
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	761,177	10.99	11.91	858,458	11.91	10.90	959,035	10.90	10.30	1,297,507	10.38	11.01
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	1,351,348	11.29	12.66	1,788,142	12.66	10.89	2,817,122	10.89	10.27	5,750,131	10.39	11.57
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	1,760,506	11.38	12.51	2,060,918	12.51	11.13	2,538,136	11.13	10.45	3,257,711	10.57	11.42

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	57,700	6.70	6.22	62,456	6.26	4.65	77,357	4.53	4.16	87,878	4.08	4.54
Invesco V.I. Core Equity Fund – Series I Shares	62,781	11.36	10.53	85,564	10.65	8.51	119,951	8.36	7.59	141,560	7.44	7.61
Invesco V.I. Technology Fund – Series I Shares	121,338	4.16	3.76	108,561	3.79	3.17	131,681	3.08	2.84	136,197	2.80	3.04
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	147,784	28.07	26.04	156,625	26.32	20.86	194,416	20.39	18.00	229,263	17.82	19.66
VP Income & Growth Fund – Class I	119,082	12.11	10.81	132,964	10.91	8.34	146,948	8.15	7.31	171,717	7.20	7.15
VP International Fund – Class I	441,355	23.82	25.25	466,466	25.56	21.58	554,210	21.18	18.18	652,131	17.72	20.65
VP Mid Cap Value Fund – Class I	38,758	19.80	17.07	23,807	17.25	13.73	27,252	13.44	11.83	27,974	11.72	12.05
VP Ultra® Fund – Class I	71,270	20.67	18.90	84,189	19.06	14.45	109,794	14.10	12.76	136,083	12.55	12.73
VP Value Fund – Class I	806,660	16.65	14.79	937,507	14.93	11.76	1,159,357	11.50	10.33	1,452,041	10.18	10.32
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	555,633	13.35	13.14	642,898	13.10	14.46	676,724	14.52	13.70	664,242	13.71	12.42

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	632,986	23.93	22.54	681,151	22.71	20.15	726,725	19.79	18.82	720,388	18.51	19.32
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	386,493	10.70	10.04	452,137	10.12	8.03	577,582	7.84	7.25	681,078	7.15	7.77
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	120,406	15.12	12.15	134,402	12.26	10.19	181,946	9.91	9.49	221,772	9.39	10.07
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	40,066	28.52	26.94	43,922	27.34	19.20	62,355	18.71	16.36	81,356	16.12	18.17
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	175,742	24.49	22.72	200,040	22.97	19.70	237,023	19.24	17.88	283,481	17.67	16.52
Opportunistic Small Cap Portfolio – Initial Shares	290,160	21.47	21.20	293,512	21.43	15.07	321,966	14.63	12.50	361,558	12.31	14.76
Dreyfus Stock Index Fund, Inc. – Initial Shares	865,808	25.27	22.40	996,080	22.60	17.80	1,169,032	17.36	15.44	1,469,747	15.21	15.31
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	15,972	44.99	39.81	16,843	40.22	31.12	16,954	30.36	27.96	17,890	27.50	27.89

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Federated Insurance Series
Federated Managed Volatility Fund II – PX	171,230	20.22	20.56	182,264	20.71	18.52	189,736	18.03	16.85	211,735	16.60	17.97
Federated High Income Bond Fund II – P	155,783	27.36	27.01	174,470	27.02	25.71	170,140	25.61	22.77	183,020	22.64	21.89
Federated Government Money Fund II – S	325,850	12.27	12.44	363,902	12.44	12.62	412,187	12.62	12.79	381,568	12.80	12.97
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	283,137	15.02	13.53	318,017	13.64	10.84	443,170	10.56	9.36	553,372	9.22	9.73
VIP Freedom Income PortfolioSM – Service Class 2	31,683	11.92	11.65	57,753	11.68	11.30	48,668	11.26	10.78	62,474	10.74	10.77
VIP Freedom 2010 PortfolioSM – Service Class 2	44,377	12.74	12.34	29,227	12.39	11.21	49,000	11.10	10.19	63,707	10.09	10.34
VIP Freedom 2015 PortfolioSM – Service Class 2	93,181	12.69	12.26	104,350	12.32	11.06	118,017	10.95	10.02	143,216	9.92	10.18
VIP Freedom 2020 PortfolioSM – Service Class 2	595,392	12.46	12.02	650,234	12.08	10.72	701,574	10.60	9.61	766,771	9.50	9.83
VIP Freedom 2025 PortfolioSM – Service Class 2	49,864	12.95	12.44	42,697	12.52	10.77	30,975	10.61	9.49	33,774	9.37	9.82
VIP Freedom 2030 PortfolioSM – Service Class 2	155,926	12.53	12.04	143,310	12.13	10.29	137,447	10.14	9.04	130,006	8.92	9.39
VIP Freedom 2035 PortfolioSM – Service Class 2	29,204	14.72	14.15	13,604	14.27	11.83	12,185	11.62	10.27	10,240	10.11	10.81
VIP Freedom 2040 PortfolioSM – Service Class 2	34,157	14.79	14.21	14,584	14.32	11.84	5,072	11.62	10.27	3,356	10.11	10.82
VIP Freedom 2045 PortfolioSM – Service Class 2	7,051	14.88	14.29	6,262	14.41	11.84	7,630	11.62	10.24	4,987	10.07	10.83
VIP Freedom 2050 PortfolioSM – Service Class 2	16,993	14.91	14.32	14,206	14.44	11.84	8,513	11.61	10.21	6,785	10.03	10.85

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	169,853	21.98	19.31	208,020	19.38	19.46	210,738	19.21	15.47	264,857	15.29	16.63
Franklin Small-Mid Cap Growth VIP Fund – Class 2	85,332	12.35	11.53	85,977	11.66	8.76	92,069	8.56	7.92	100,983	7.83	8.44
Templeton Developing Markets VIP Fund – Class 2	221,644	20.86	22.98	220,874	23.09	24.00	243,953	23.64	21.74	270,537	21.19	25.78
Templeton Foreign VIP Fund – Class 2	221,661	29.40	33.10	216,834	33.55	28.07	269,780	27.66	24.37	321,868	23.73	27.17
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	186,616	31.84	27.78	213,718	28.05	22.00	288,256	21.50	18.24	382,687	18.11	18.16
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	181,972	32.11	29.42	184,087	29.71	21.76	245,195	21.18	18.23	306,772	17.94	19.50
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	43,759	26.47	23.36	47,533	23.56	18.00	65,175	17.54	15.39	72,725	15.12	15.80

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12	12-31-11	12-31-11	1-1-11
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	239,354	35.64	32.90	263,146	33.17	25.23	287,119	24.58	21.53	323,190	21.24	21.79
MFS® Research Series – Initial Class Shares	209,079	32.77	29.87	243,891	30.15	23.68	279,625	23.12	20.29	327,357	19.99	20.61
MFS® Total Return Bond Series – Initial Class Shares	668,649	22.47	21.56	764,709	21.53	22.03	784,853	22.06	20.81	863,163	20.84	19.80
MFS® Total Return Series – Initial Class Shares	199,245	32.80	30.49	228,536	30.66	26.49	243,170	26.12	24.03	287,170	23.81	23.86
MFS® Utilities Series – Initial Class Shares	231,169	65.91	58.53	246,723	59.29	50.75	284,198	49.89	44.79	329,171	44.59	42.60
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	285,884	19.72	19.39	316,810	19.37	19.35	327,052	19.35	17.72	353,301	17.70	17.15
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	721,383	11.02	10.77	630,084	10.85	10.31	462,192	10.19	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	4,110,730	11.60	11.47	2,671,824	11.61	10.36	1,233,612	10.15	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	1,449,303	11.44	11.18	1,206,741	11.29	10.34	645,147	10.18	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	105,740	4.50	4.00	131,322	3.95	3.39
Invesco V.I. Core Equity Fund – Series I Shares	167,793	7.55	7.08	190,924	6.99	5.70
Invesco V.I. Technology Fund – Series I Shares	148,303	2.99	2.54	185,724	2.50	1.68
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	262,301	19.33	15.25	311,753	14.93	11.39
VP Income & Growth Fund – Class I	188,959	7.08	6.39	231,894	6.29	5.56
VP International Fund – Class I	585,788	20.43	18.78	552,798	18.29	14.12
VP Mid Cap Value Fund – Class I	26,261	11.97	10.26	21,989	10.18	8.10
VP Ultra® Fund – Class I	132,684	12.59	11.18	130,210	11.00	8.54
VP Value Fund – Class I	1,392,114	10.22	9.27	1,270,260	9.13	7.94
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	710,922	12.44	12.02	646,781	12.01	10.91

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA
Global Bond Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	819,060	19.13	17.68	976,968	17.38	12.99
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	625,084	7.66	6.19	614,616	6.06	4.28
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	272,666	9.97	8.93	324,946	8.81	5.81
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	97,449	17.97	14.46	117,570	14.21	10.99
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	332,466	16.43	14.68	381,452	14.45	12.27
Opportunistic Small Cap Portfolio – Initial Shares	386,320	14.48	11.48	473,319	11.20	9.16
Dreyfus Stock Index Fund, Inc. – Initial Shares	1,442,719	15.14	13.58	1,430,900	13.37	11.07
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	22,936	27.63	24.75	27,938	24.41	19.14

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Federated Insurance Series
Federated Managed Volatility Fund II – PX	241,897	17.78	16.32	277,729	15.95	14.43
Federated High Income Bond Fund II – P	197,631	21.83	19.38	189,624	19.30	12.85
Federated Government Money Fund II – S	473,260	12.98	13.16	549,296	13.16	13.28
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	537,561	9.62	8.50	475,975	8.35	6.45
VIP Freedom Income PortfolioSM – Service Class 2	89,055	10.74	10.21	48,371	10.16	9.03
VIP Freedom 2010 PortfolioSM – Service Class 2	59,103	10.28	9.36	65,780	9.26	7.67
VIP Freedom 2015 PortfolioSM – Service Class 2	132,685	10.11	9.20	143,558	9.09	7.48
VIP Freedom 2020 PortfolioSM – Service Class 2	889,038	9.76	8.78	917,461	8.66	6.95
VIP Freedom 2025 PortfolioSM – Service Class 2	28,137	9.73	8.67	22,033	8.55	6.81
VIP Freedom 2030 PortfolioSM – Service Class 2	120,456	9.31	8.28	120,367	8.15	6.44
VIP Freedom 2035 PortfolioSM – Service Class 2	534	10.70	NA	NA	NA	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	1,576	10.71	NA	NA	NA	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	489	10.71	NA	NA	NA	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	1,109	10.73	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	245,883	16.44	13.73	257,580	13.78	11.67
Franklin Small-Mid Cap Growth VIP Fund – Class 2	108,164	8.34	6.74	138,023	6.63	4.85
Templeton Developing Markets VIP Fund – Class 2	263,410	25.53	22.51	294,131	22.02	13.39
Templeton Foreign VIP Fund – Class 2	280,573	26.93	25.69	255,146	25.19	18.98
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	375,872	17.98	14.95	370,963	14.77	12.09
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	270,856	19.10	15.58	269,521	15.24	12.77
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	77,943	15.63	14.18	91,073	13.95	11.02

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-10	12-31-10	1-1-10	12-31-09	12-31-09	1-1-09
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	366,740	21.61	19.28	419,635	19.00	14.39
MFS® Research Series – Initial Class Shares	372,332	20.36	18.10	426,337	17.82	14.27
MFS® Total Return Bond Series – Initial Class Shares	902,938	19.80	18.71	736,200	18.68	16.24
MFS® Total Return Series – Initial Class Shares	329,123	23.72	22.10	379,894	21.88	19.07
MFS® Utilities Series – Initial Class Shares	391,243	42.34	38.28	476,928	37.73	29.65
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	422,330	17.14	15.83	344,032	15.78	12.85
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA

X Effective August 17, 2018, Federated Managed Tail Risk Fund II was reorganized into Federated Managed Volatility Fund II.

APPENDIX B - GMWB RIDER EXAMPLES

The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person’s age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63 with a Rider Effective Date of June 1, 2011, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, June 1, 2011, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person’s age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

Example 8.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 9.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	2
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	5
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS	6

"-----------------------------------------------------------------------------------------------------------------------------------------------

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2019.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS	1
THE CONTRACT	1
INCONTESTABILITY	1
MISSTATEMENT OF AGE OR SEX	1
NON-PARTICIPATION	1
TAX STATUS OF THE CONTRACTS	1
CONTROL OF THE CONTRACT	2
OWNERSHIP	2
CHANGE OF OWNERSHIP	2
ASSIGNMENT	2
BENEFICIARY	2
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT	2
SALE OF THE CONTRACTS	3
CALCULATION OF YIELDS AND TOTAL RETURNS	3
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS	3
OTHER SUBACCOUNT YIELDS	4
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS	5
OTHER TOTAL RETURNS	5
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA	5
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	6
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS	6

ADDITIONAL CONTRACT PROVISIONS
THE CONTRACT
The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.
INCONTESTABILITY
We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.
If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.
If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.
NON-PARTICIPATION
The Contract is not eligible for any dividends and will not participate in our surplus earnings.
TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.
Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

1

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
CONTROL OF THE CONTRACT
OWNERSHIP
The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.
ASSIGNMENT
An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.
Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.
BENEFICIARY
The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided in this section.
If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.
If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.
Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.
The interest of any Beneficiary will be subject to:
•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT
We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:
•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.
2

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (“1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2016	$134,303.69	$134,303.69
2017	$133,640.78	$133,640.78
2018	$138,852.99	$138,852.99
* Includes sales compensation paid to registered persons of Sunset Financial.
CALCULATION OF YIELDS AND TOTAL RETURNS
From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").
Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS
From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Government Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Government Money Fund II or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Government Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.
The net change in account value reflects:
•	net income from the Federated Government Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

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The charges and deductions include the per unit charges for the hypothetical account for:
•	the annual administration fee,
•	the asset-based administration charge, and
•	the mortality and expense risk charge.
For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the Subaccount’s average account size.
Because of the charges and deductions imposed under the Contract, the yield for the Federated Government Money Fund II Subaccount will be lower than the yield for the Federated Government Money Fund II.
The current and effective yields on amounts held in the Federated Government Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Government Money Fund II Subaccount's actual yield is affected by:
•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Government Money Fund II;
•	the types and quality of portfolio securities held by the Federated Government Money Fund II; and
•	the Federated Government Money Fund II's operating expenses.
Yields on amounts held in the Federated Government Money Fund II Subaccount may also be presented for periods other than a seven-day period.
OTHER SUBACCOUNT YIELDS
From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Government Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.
The yield is computed by:
•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.
The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract Value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.
Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.
The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.
Yield calculations do not take into account the surrender charge under the Contract.  The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Premium Year.  The amount of the surrender charge decreases over time, measured from the date the premium payment is applied.  The initial surrender charge is 8%, decreasing to 0 after the eight Premium Years.  Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract Year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

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STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS
From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.
When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.
Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.
We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:
•	the performance of the Subaccount's underlying Portfolio;
•	the deductions for the annual administration fee;
•	asset-based administration charge; and
•	mortality and expense risk charge.
The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract Year.  For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the Subaccount’s average account size.  The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option.  The calculation also assumes surrender of the Contract at the end of the period for the return quotation.  Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.   The calculation does not reflect either of the guaranteed bonuses.
OTHER TOTAL RETURNS
Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote adjusted historic portfolio average annual total returns that do not reflect the surrender charge.  These are calculated in exactly the same way as the adjusted historic portfolio average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.
We may disclose cumulative total returns in conjunction with the standard formats described above.
EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA
The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.
SAFEKEEPING OF ACCOUNT ASSETS
We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.
Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

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Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.
STATE REGULATION
We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.
RECORDS AND REPORTS
We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.
LEGAL MATTERS
All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life.  Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018; the statement of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
OTHER INFORMATION
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2018 and 2017; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2018.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2018; and
•
related statement of operations for the period or year ended December 31, 2018, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2018, and financial highlights for each of the periods or years in the five-year period ended December 31, 2018.

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Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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Financial Information
Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2018	2017
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2018 - $2,693,860; 2017 - $2,442,488)	$2,704,079	$2,535,064
Equity securities, at fair value (cost: 2018 - $14,614; 2017 - $19,236)	14,424	20,770
Mortgage loans	639,559	649,542
Real estate	186,994	193,219
Policy loans	88,066	78,175
Short-term investments	58,712	32,195
Other investments	5,355	2,424
Total investments	3,697,189	3,511,389

Cash	31,689	9,504
Accrued investment income	31,535	31,119
Deferred acquisition costs	291,168	277,182
Reinsurance recoverables	366,196	185,647
Other assets	179,975	96,017
Separate account assets	373,734	419,812
Total assets	$4,971,486	$4,530,670

LIABILITIES
Future policy benefits	$1,279,034	$953,239
Policyholder account balances	2,261,860	2,051,311
Policy and contract claims	47,274	36,503
Other policyholder funds	174,984	172,850
Other liabilities	142,894	159,800
Separate account liabilities	373,734	419,812
Total liabilities	4,279,780	3,793,515

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	914,411	908,022
Accumulated other comprehensive income (loss)	(45,550)	6,288
Treasury stock, at cost (2018 and 2017 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	691,706	737,155
Total liabilities and stockholders’ equity	$4,971,486	$4,530,670

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2018	2017	2016
REVENUES
Insurance revenues:
Net premiums	$193,593	$179,936	$171,819
Contract charges	116,916	114,028	111,176
Total insurance revenues	310,509	293,964	282,995
Investment revenues:
Net investment income	141,315	145,825	150,608
Net investment gains	2,840	4,555	5,062
Total investment revenues	144,155	150,380	155,670
Other revenues	6,368	6,413	6,572
Total revenues	461,032	450,757	445,237

BENEFITS AND EXPENSES
Policyholder benefits	227,202	210,799	211,866
Interest credited to policyholder account balances	74,308	72,921	72,814
Amortization of deferred acquisition costs	40,616	34,770	28,034
Operating expenses	101,720	102,898	101,479
Total benefits and expenses	443,846	421,388	414,193
Income before income tax expense (benefit)	17,186	29,369	31,044
Income tax expense (benefit)	1,514	(22,172)	8,728
NET INCOME	$15,672	$51,541	$22,316

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(65,062)	$788	$(1,865)
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	8,867	1,254	1,577
Future policy benefits	11,210	1,942	(1,960)
Policyholder account balances	144	66	(10)
Benefit plan obligations	(5,823)	6,439	12,152
Other comprehensive income (loss)	(50,664)	10,489	9,894

COMPREHENSIVE INCOME (LOSS)	$(34,992)	$62,030	$32,210

Basic and diluted earnings per share:
Net income	$1.62	$5.32	$2.30

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity

	Year Ended December 31
	2018	2017	2016

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	908,022	868,054	856,196
Net income	15,672	51,541	22,316
Stockholder dividends (2018, 2017, and 2016 - $1.08 per share)	(10,457)	(10,458)	(10,458)
Cumulative effect of adoption of new accounting principle (see Note 3)	1,174	(1,115)	—
End of year	914,411	908,022	868,054

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	6,288	(5,316)	(15,210)
Other comprehensive income (loss)	(50,664)	10,489	9,894
Cumulative effect of adoption of new accounting principle (see Note 3)	(1,174)	1,115	—
End of year	(45,550)	6,288	(5,316)

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$691,706	$737,155	$685,583

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2018	2017	2016
OPERATING ACTIVITIES
Net income	$15,672	$51,541	$22,316
Adjustments to reconcile net income to net cash provided
by operating activities:
Amortization of investment premium and discount	3,453	3,026	4,051
Depreciation	5,802	5,727	5,478
Acquisition costs capitalized	(43,389)	(41,845)	(32,004)
Amortization of deferred acquisition costs	40,616	34,770	28,034
Net investment gains	(2,840)	(4,555)	(5,062)
Changes in assets and liabilities:
Reinsurance recoverables	52,937	2,294	10,893
Future policy benefits	26,248	12,583	14,243
Policyholder account balances	(32,096)	(28,338)	(22,535)
Income taxes payable and deferred	2,477	(25,741)	3,825
Other, net	(3,798)	5,054	(8,352)
Net cash provided	65,082	14,516	20,887

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(275,591)	(332,552)	(228,007)
Equity securities	(58)	(45)	(3)
Mortgage loans	(65,557)	(105,354)	(153,947)
Real estate	(7,282)	(5,304)	(34,530)
Policy loans	(20,475)	(11,006)	(10,524)
Other investments	(2,074)	(1,242)	(782)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	307,167	326,923	279,854
Equity securities	824	4,075	118
Mortgage loans	75,636	85,891	112,152
Real estate	12,734	2,205	2,042
Policy loans	22,691	12,722	12,026
Other investments	2,712	1,786	383
Net purchases of short-term investments	(12,930)	(4,669)	(5,052)
Acquisition of property and equipment	(19,516)	(1,874)	(938)
Acquisition of Grange Life, net of cash acquired	(62,447)	—	—
Net cash used	(44,166)	(28,444)	(27,208)

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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)
	Year Ended December 31
	2018	2017	2016
FINANCING ACTIVITIES
Deposits on policyholder account balances	$217,344	$226,313	$215,688
Withdrawals from policyholder account balances	(206,444)	(203,249)	(205,372)
Net transfers from separate accounts	4,386	5,625	7,670
Change in other deposits	(3,560)	(4,429)	572
Cash dividends to stockholders	(10,457)	(10,458)	(10,458)
Net cash provided	1,269	13,802	8,100

Increase (decrease) in cash	22,185	(126)	1,779
Cash at beginning of year	9,504	9,630	7,851
Cash at end of year	$31,689	$9,504	$9,630

See accompanying Notes to Consolidated Financial Statements

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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its four life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life), Old American Insurance Company (Old American), and Grange Life Insurance Company (Grange Life) are wholly-owned subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 18 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life, Old American, and Grange Life.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.
Business Changes
In October 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  For additional information regarding the acquisition of Grange Life, please see Note 2 - Acquisition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 4 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 5 - Fair Value Measurements.
Equity securities are carried at fair value.  Beginning with the adoption of Accounting Standards Update (ASU) No. 2016-01 on January 1, 2018, changes in the fair value of equity securities are recognized through net income.  Prior to January 1, 2018, unrealized gains or losses were recorded in accumulated other comprehensive income (loss).
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience

7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2018	2017
Life insurance	$976,310	$645,088
Immediate annuities and supplementary
contracts with life contingencies	267,343	275,268
Accident and health insurance	35,381	32,883
Future policy benefits	$1,279,034	$953,239
Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2018, 2017, and 2016.
The following table provides detail about the composition of policyholder account balances at December 31.
	2018	2017
Universal life insurance	$1,086,286	$919,022
Fixed annuities	1,122,776	1,078,819
Immediate annuities and supplementary
contracts without life contingencies	52,798	53,470
Policyholder account balances	$2,261,860	$2,051,311

8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about DAC at December 31.
	2018	2017	2016
Balance at beginning of year	$277,182	$271,089	$267,936
Capitalization of commissions and expenses	43,389	41,845	32,004
Gross amortization	(53,251)	(48,113)	(41,576)
Accrual of interest	12,635	13,343	13,542
Change in DAC due to the change in unrealize
investment gains or losses	11,213	(982)	(817)
Balance at end of year	$291,168	$277,182	$271,089
Value of Business Acquired
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.

9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about VOBA at December 31.
	2018	2017	2016
Balance at beginning of year	$20,297	$23,090	$24,283
Gross amortization	(4,875)	(4,931)	(4,229)
Accrual of interest	1,286	1,471	1,591
Change in VOBA due to the change in unrealized
investment gains or losses	3,598	667	1,445
Balance at end of year	$20,306	$20,297	$23,090
Interest accrued on the VOBA of one block of business was at the rates of 4.22% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Goodwill and Intangible Asset
The acquisition of Grange Life on October 1, 2018 included goodwill of $43.0 million, which is included in Other Assets in the Consolidated Balance Sheets.  Goodwill will be evaluated for impairment beginning in 2019.
The acquisition of Grange Life included an intangible asset valued at $21.1 million at December 31, 2018, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired in the acquisition and no other intangible assets were recognized.  The intangible asset is included in Other Assets in the Consolidated Balance Sheets.  It will be amortized and periodically assessed for impairment.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities totaled $41.6 million at December 31, 2018 and $36.3 million at December 31, 2017.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.  In addition, unlocking adjustments may also impact other line items in the financial statements such as change in reserves.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables summarize the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2018:
Unlocking	$(884)	$(644)	$920	$(608)
Refinement in estimate	71	—	—	71
	$(813)	$(644)	$920	$(537)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2017:
Unlocking	$(344)	$(1,246)	$(46)	$(1,636)
Refinement in estimate	(1,378)	—	2,004	626
	$(1,722)	$(1,246)	$1,958	$(1,010)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2016:
Unlocking	$5,918	$536	$(1,153)	$5,301
Refinement in estimate	(82)	—	178	96
	$5,836	$536	$(975)	$5,397
The unlocking in 2018 primarily resulted from interest rate fluctuations.  The unlocking in 2017 was primarily driven by low interest rates and the implementation of specific cost of insurance charges for certain plans.  The unlocking in 2016 was associated with favorable adjustments for mortality, which was in part offset by adjustments related to interest rates.
In addition, we had a $0.2 million reserve increase in 2018, a $0.3 million reserve increase in 2017, and a $3.7 million reserve increase in 2016 related to the impacts of unlocking.  The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policy holder benefits, was a decrease of $0.7 million in 2018, a decrease of $1.3 million in 2017, and an increase of $1.7 million in 2016.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and

11

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 5 for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  See Note 15 - Reinsurance for additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
In addition, we have two large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office is depreciated over 15 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2018	2017
Land	$766	$766
Home office complex	21,126	21,063
Furniture and equipment	38,050	19,502
	59,942	41,331
Accumulated depreciation	(31,958)	(30,838)
Property and equipment	$27,984	$10,493
Depreciation expense totaled $1.8 million during 2018, $1.5 million during 2017, and $1.7 million during 2016.
During 2017, we determined the carrying value of one of our fixed assets exceeded the fair value.  We reduced the carrying value of the fixed asset $5.7 million to reflect its current fair value, which is included in Operating Expenses in the Consolidated Statements of Comprehensive Income.

12

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the year ended December 31, 2018 and are not material to our consolidated financial statements.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Sunset Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act (TCJA), which significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, as well as other changes.  As a result of enactment of the legislation, the Company incurred an additional one-time tax expense increase during the fourth quarter of 2018, primarily related to the remeasurement of certain deferred tax assets and liabilities.  The change in tax as a result of tax reform was a $30.5 million benefit and a $0.3 million expense as of December of 2017 and December 31, 2018, respectively.  For additional information, please see Note 12 - Income Taxes.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future

13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

2. Acquisition
On October 1, 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company (Grange Life) from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  The fair value of the acquired assets and liabilities acquired are subject to change during the provisional period, which may last up to twelve months subsequent to the acquisition date.  Additionally, the agreement provides for performance-related contingent consideration based on certain future revenues of both Grange Life and the Company over a three year period from the closing date.  As of December 31, 2018, management was still developing its estimate and therefore an amount is not reflected in the total consideration transferred.  Future adjustments to the purchase price allocation could be significant as valuations for certain intangible assets and contingent liabilities are finalized.  Adjustments to refine the valuation of the acquired assets, liabilities, and recorded fair value will be applied prospectively and could have a material impact to our consolidated financial statements.
Grange Life is domiciled in the state of Ohio and is licensed in 15 states to sell traditional life insurance, universal life products, and fixed annuities.  The Ohio Department of Insurance has granted its approval of this transaction.  The acquisition of Grange Life is expected to expand our existing block of business and also to expand our insurance sales through access to a wider distribution network of independent agents.
Grange Life is included in the Individual Insurance segment.  The following table presents the Grange Life assets and liabilities acquired on October 1, 2018.
Investments:
Fixed maturity securities available for sale, at fair value	$288,150
Policy loans	12,106
Short-term investments	13,587
Total investments	313,843

Cash	12,073
Reinsurance recoverables	233,486
Other assets	39,658
Total assets	599,060

Future policy benefits:
Life insurance	311,351
Immediate annuities	1,368
Accident and health insurance	1,017
Policyholder account balances:
Universal life insurance	172,449
Fixed annuities	54,593
Policy and contract claims	8,849
Other liabilities	17,933
Total liabilities	567,560

Net assets acquired	$31,500

The acquisition included an intangible asset valued at $21.1 million at December 31, 2018, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset is included in Other Assets in the above table and in the Consolidated Balance Sheets.  The acquisition also resulted in $43.0 million of goodwill, which is included in the Individual Insurance segment and is in Other Assets in the Consolidated Balance Sheets.  None of the goodwill is expected to be deductible for tax purposes.  The pro forma combined revenue and earnings of the Company and Grange Life, and other disclosures as may be required, for the current reporting periods as though the acquisition date had been as of January 1, 2018 are not disclosed

15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

in this Annual Report.  The disclosure of this information is impracticable because Grange Life has not historically prepared GAAP financial statements.
The operating results of Grange Life were combined with our operating results subsequent to the acquisition date. Approximately $15.5 million of total revenues and $15.2 million of total benefits, expenses, and income taxes from Grange Life are included in the Consolidated Statements of Comprehensive Income for the year ended December 31, 2018.

3. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2017
In February 2018, the Financial Accounting Standards Board (FASB) issued ASU No. 2018-02 Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  The TCJA lowered the corporate income tax rate to 21%.  Current GAAP requires deferred tax liabilities and assets to be adjusted for the effect of a change in tax laws or rates with the effect included in income from continuing operations in the reporting periods that includes the enactment date.  The reduction of the corporate income tax rate is required to be included in income from continuing operations.  However, items within accumulated other comprehensive income (loss) were subject to historical tax rates.  These are referred to as stranded tax effects in the guidance.  This guidance permitted a reclassification from accumulated other comprehensive income (loss) to retained earnings for stranded tax effects resulting from the change in the federal corporate income tax rate.  The reclassification is the difference between the historical corporate income tax rate and the newly enacted 21% corporate income tax rate, to be applied either retrospectively or in the period of adoption.  This guidance became effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years.  Early adoption was permitted.  We early adopted this guidance effective December 31, 2017 with application in the period of adoption, resulting in a reclassification of $1.1 million between retained earnings and accumulated other comprehensive income (loss).
Accounting Pronouncements Adopted During 2018
In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606).  Topic 606 requires companies to recognize revenue that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services.  As an insurance enterprise, our primary sources of revenue are excluded from this guidance, including insurance premiums, contract charges, and investment revenues.  We have certain types of non-insurance and non-investment revenue from contracts with customers that fall under this guidance.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  Revenues from contracts with customers identified under Topic 606 are not material and are almost entirely comprised of fees received from separate account managers associated with separate accounts.  These revenues equaled less than 1% of our total revenues for the year ended December 31, 2018.  Effective January 1, 2018, the Company adopted ASU No. 2014-09 through the modified retrospective approach with no material impact to our consolidated financial statements.
In January 2016, the FASB issued ASU No. 2016-01 Recognition and Measurement of Financial Assets and Financial Liabilities.  The new standard significantly revised an entity’s accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amended certain disclosure requirements associated with the fair value of financial instruments.  Upon adoption of this guidance, changes in fair value of equity securities are recognized through net income instead of through other comprehensive income (loss).  This guidance became effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  We adopted this guidance effective January 1, 2018 and changes in the fair value of equity securities were recognized through net income with no material impact to our consolidated financial statements.  We also recorded a cumulative effect adjustment to increase retained earnings by $1.2 million as of January 1, 2018 for unrealized gains previously recognized in accumulated other comprehensive income (loss).  For additional information, please see Note 16 - Comprehensive Income (Loss).
In August 2016, the FASB issued ASU No. 2016-15 Classification of Certain Cash Receipts and Cash Payments - a consensus of the FASB Emerging Issues Task Force.  This guidance became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.
In March 2017, the FASB issued ASU No. 2017-07 Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  This guidance became effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods.  We adopted this guidance effective January 1, 2018 with no material impact to our consolidated financial statements.
16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Accounting Pronouncements Adopted During 2019
In February 2016, the FASB issued ASU No. 2016-02 Leases (Topic 842).  Topic 842 includes a lessee model that will cause most leases to be reported on the balance sheet.  In addition, it aligned existing GAAP pertaining to leases with the revenue recognition model that became effective for periods beginning after December 15, 2017.  This guidance, including subsequently issued amendments, is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-04 Simplifying the Test for Goodwill Impairment.  This update simplified the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test.  Under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination.  This update also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment.  This guidance is effective for fiscal years beginning after December 15, 2020, with early adoption allowed.  We early-adopted this guidance effective January 1, 2019 and will apply it to our goodwill and intangible asset impairment testing beginning in 2019.
In March 2017, the FASB issued ASU No. 2017-08 Premium Amortization on Purchased Callable Debt Securities.  The amortization period for premiums is being shortened to the earliest call date.  This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In June 2016, the FASB issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning our credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our investments subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  This guidance is effective for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).  It focuses on improving the timeliness of recognizing changes in the liability for future policy benefits and requires that the discount rate assumption be updated at each reporting date.  It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  It also simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
In August 2018, the FASB issued ASU No. 2018-14 Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans.  This update modifies the disclosure requirements in ASC Subtopic 715-20 Compensation - Retirement Benefits - Defined Benefit Plans for employers that sponsor defined benefit pension or other postretirement plans.  Specific fair value measurement disclosure requirements are removed, added, or clarified.  This guidance is effective for fiscal years ending after December 15, 2020.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
In October 2018, the FASB issued ASU No. 2018-17 Targeted Improvements to Related Party Guidance for Variable Interest Entities.  This update clarifies that indirect interests held through related parties in common control arrangements should be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.

17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

This guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

4. Investments

Fixed Maturity and Equity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$179,208	$4,320	$382	$183,146
Federal agencies [1]	2,326	64	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	108,943	4,120	146	112,917
Subtotal	290,477	8,504	528	298,453
Corporate obligations:
Industrial	479,823	6,978	7,110	479,691
Energy	166,231	4,461	4,362	166,330
Communications and technology	247,487	5,655	3,810	249,332
Financial	293,089	3,731	7,446	289,374
Consumer	594,892	4,717	13,963	585,646
Public utilities	266,358	6,265	6,728	265,895
Subtotal	2,047,880	31,807	43,419	2,036,268
Corporate private-labeled residential
mortgage-backed securities	26,849	1,993	—	28,842
Municipal securities	246,815	16,557	1,693	261,679
Other	67,338	169	2,080	65,427
Redeemable preferred stocks	14,501	—	1,091	13,410
Total	2,693,860	59,030	48,811	2,704,079
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides amortized cost and fair value of fixed maturity and equity securities by asset class at December 31, 2017.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$128,087	$4,653	$210	$132,530
Federal agency issued residential
mortgage-backed securities [1]	28,248	2,053	43	30,258
Subtotal	156,335	6,706	253	162,788
Corporate obligations:
Industrial	484,395	18,128	946	501,577
Energy	175,403	7,835	1,274	181,964
Communications and technology	235,219	11,860	430	246,649
Financial	253,346	8,670	569	261,447
Consumer	564,621	14,418	2,361	576,678
Public utilities	258,341	11,148	1,394	268,095
Subtotal	1,971,325	72,059	6,974	2,036,410
Corporate private-labeled residential
mortgage-backed securities	33,281	2,910	—	36,191
Municipal securities	182,678	20,913	349	203,242
Other	84,355	510	3,356	81,509
Redeemable preferred stocks	14,514	410	—	14,924
Fixed maturity securities	2,442,488	103,508	10,932	2,535,064
Equity securities	19,236	1,544	10	20,770
Total	$2,461,724	$105,052	$10,942	$2,555,834
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$118,311	$119,083	$137,483	$139,713
Due after one year through five years	777,498	779,903	769,096	794,260
Due after five years through ten years	1,088,868	1,080,109	1,003,469	1,034,593
Due after ten years	493,252	502,078	429,651	457,002
Securities with variable principal payments	201,430	209,496	88,275	94,572
Redeemable preferred stocks	14,501	13,410	14,514	14,924
Total	$2,693,860	$2,704,079	$2,442,488	$2,535,064
No material derivative financial instruments were held as of December 31, 2018, 2017, or 2016.

20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 13 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2018.  We identified 14 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2017.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  This amount is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  No impairments were recorded in the year ended December 31, 2018 and impairments of less than $0.1 million were recorded in the year ended December 31, 2017.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and
obligations of U.S. Government	$14,705	$32	$27,854	$350	$42,559	$382
Federal agency issued residential
mortgage-backed securities [1]	922	5	7,135	141	8,057	146
Subtotal	15,627	37	34,989	491	50,616	528
Corporate obligations:
Industrial	111,282	2,274	120,592	4,836	231,874	7,110
Energy	45,514	815	60,229	3,547	105,743	4,362
Communications and technology	65,157	1,057	51,688	2,753	116,845	3,810
Financial	59,036	1,122	115,355	6,324	174,391	7,446
Consumer	157,293	2,723	200,584	11,240	357,877	13,963
Public utilities	39,772	1,289	96,603	5,439	136,375	6,728
Subtotal	478,054	9,280	645,051	34,139	1,123,105	43,419

Municipal securities	9,329	78	46,655	1,615	55,984	1,693
Other	10,908	110	38,856	1,970	49,764	2,080
Redeemable preferred stocks	7,202	299	6,208	792	13,410	1,091
Total	$521,120	$9,804	$771,759	$39,007	$1,292,879	$48,811
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity and equity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and
obligations of U.S. Government	$18,428	$121	$5,011	$89	$23,439	$210
Federal agency issued residential
mortgage-backed securities [1]	7,992	42	29	1	8,021	43
Subtotal	26,420	163	5,040	90	31,460	253
Corporate obligations:
Industrial	45,927	477	21,142	469	67,069	946
Energy	30,670	202	23,879	1,072	54,549	1,274
Communications and technology	24,804	106	11,004	324	35,808	430
Financial	49,488	290	8,697	279	58,185	569
Consumer	82,018	1,000	43,194	1,361	125,212	2,361
Public utilities	23,249	189	32,871	1,205	56,120	1,394
Subtotal	256,156	2,264	140,787	4,710	396,943	6,974
Municipal securities	14,151	96	5,666	253	19,817	349
Other	13,748	107	35,519	3,249	49,267	3,356
Fixed maturity securities	310,475	2,630	187,012	8,302	497,487	10,932
Equity securities	2,101	10	—	—	2,101	10
Total	$312,576	$2,640	$187,012	$8,302	$499,588	$10,942
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
Below cost for less than one year	258
Below cost for one year or more and less than three years	287
Below cost for three years or more	13
Total	558
The following table provides information regarding the number of fixed maturity and equity security issues with unrealized losses at December 31, 2017.
Below cost for less than one year	136
Below cost for one year or more and less than three years	52
Below cost for three years or more	12
Total	200
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2018 and December 31, 2017 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2018.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,287,248	$1,245,754	$41,494
Unrealized losses of 20% or less and greater than 10%	48,260	42,248	6,012
Subtotal	1,335,508	1,288,002	47,506
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	908	678	230
Twelve months or greater	—	—	—
Total investment grade	908	678	230
Below investment grade:
Less than twelve months	3,987	2,960	1,027
Twelve months or greater	—	—	—
Total below investment grade	3,987	2,960	1,027
Unrealized losses greater than 20%	4,895	3,638	1,257
Subtotal	1,340,403	1,291,640	48,763

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,287	1,239	48
Unrealized losses of 20% or less and greater than 10%			—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,287	1,239	48
Total	$1,341,690	$1,292,879	$48,811

25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2017.
	Amortized Cost	Fair Value	Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$483,758	$475,738	$8,020
Unrealized losses of 20% or less and greater than 10%	24,959	22,104	2,855
Subtotal	508,717	497,842	10,875
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	508,717	497,842	10,875

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,813	1,746	67
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,813	1,746	67
Total	$510,530	$499,588	$10,942
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2018.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$66,034	5%	$1,929	4%
AA	189,896	15%	5,885	12%
A	484,822	38%	18,201	37%
BBB	536,458	41%	20,696	42%
Total investment grade	1,277,210	99%	46,711	95%
BB	6,263	—%	733	2%
B and below	9,406	1%	1,367	3%
Total below investment grade	15,669	1%	2,100	5%
	$1,292,879	100%	$48,811	100%

26

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2017.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$18,736	4%	$519	5%
AA	84,309	17%	2,118	19%
A	163,721	33%	2,253	21%
BBB	199,697	40%	2,902	26%
Total investment grade	466,463	94%	7,792	71%
BB	9,866	2%	634	6%
B and below	21,158	4%	2,506	23%
Total below investment grade	31,024	6%	3,140	29%
	$497,487	100%	$10,932	100%
Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade represented 61% of the fair value of the total below investment grade securities as of December 31, 2018, compared to 44% at December 31, 2017.
The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2018		December 31, 2017
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$25,573	$81	$5,104	$4
Due after one year through five years	339,815	7,521	87,744	752
Due after five years through ten years	701,396	28,105	285,746	5,131
Due after ten years	204,575	11,867	110,869	5,002
Total	1,271,359	47,574	489,463	10,889
Securities with variable principal payments	8,110	146	8,024	43
Redeemable preferred stocks	13,410	1,091	—	—
Total	$1,292,879	$48,811	$497,487	$10,932
We held no non-income producing securities at December 31, 2018 or December 31, 2017.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2018 or 2017.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.

27

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2018
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,707	$1,704	$3
Below Investment Grade	27,135	25,145	1,990
Total residential & non-agency MBS	28,842	26,849	1,993
Other structured securities:
Investment grade	64,188	66,052	(1,864)
Below investment grade	1,239	1,286	(47)
Total other structured securities	65,427	67,338	(1,911)
Total structured securities	$94,269	$94,187	$82

	2017
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,847	$1,818	$29
Below Investment Grade	34,344	31,463	2,881
Total residential & non-agency MBS	36,191	33,281	2,910
Other structured securities:
Investment grade	66,598	67,652	(1,054)
Below investment grade	14,911	16,703	(1,792)
Total other structured securities	81,509	84,355	(2,846)
Total structured securities	$117,700	$117,636	$64
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2018	2017	2016
Credit losses on securities held at the beginning of the year	$4,399	$13,224	$20,350
Additions for increases (decreases) in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	—	7	74
Reductions for securities sold	(18)	(8,819)	(7,179)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	—	(13)	(21)
Credit losses on securities held at the end of the year	$4,381	$4,399	$13,224

28

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2018	2017	2016
Net unrealized gains	$10,219	$94,110	$92,896
Amounts resulting from:
DAC, VOBA, and DRL	(1,402)	(12,674)	(14,603)
Future policy benefits	(5,058)	(19,248)	(22,235)
Policyholder account balances	(186)	(368)	(470)
Deferred income taxes	(748)	(12,980)	(19,454)
Total	$2,825	$48,840	$36,134

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2018	2017	2016
Gross investment income:
Fixed maturity securities	$100,162	$103,438	$109,799
Equity securities	1,013	928	1,093
Mortgage loans	29,260	30,686	30,694
Real estate	21,760	21,669	18,738
Policy loans	5,667	5,421	5,558
Short-term investments	878	296	130
Other investments	120	105	295
Total	158,860	162,543	166,307
Less investment expenses	(17,545)	(16,718)	(15,699)
Net investment income	$141,315	$145,825	$150,608

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2018	2017	2016
Fixed maturity securities	$(367)	$2,470	$5,066
Equity securities	(2,005)	1,608	(190)
Mortgage loans	143	(758)	(769)
Real estate	5,069	1,235	955
Net investment gains	$2,840	$4,555	$5,062

29

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Investment Gains (Losses)
The following tables provide detail concerning investment gains and losses for the year ended December 31.
	2018	2017	2016
Gross gains resulting from:
Sales of investment securities	$228	$837	$1,343
Investment securities called and other	2,580	3,702	4,641
Real estate	4,754	1,236	1,084
Disposal of affordable housing real estate joint venture	315	—	—
Total gross gains	7,877	5,775	7,068
Gross losses resulting from:
Sales of investment securities	(1,839)	(449)	(445)
Investment securities called and other	(2,606)	(5)	(43)
Sale of real estate and joint ventures	—	(1)	(129)
Mortgage loans	(807)	(12)	(95)
Total gross losses	(5,252)	(467)	(712)
Change in allowance for loan losses	950	(746)	(674)
Net realized investment gains, excluding
other-than-temporary impairment losses	3,575	4,562	5,682
Change in fair value - equity securities[1]	(735)	—	—
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on
fixed maturity and equity securities	—	—	(563)
Portion of loss recognized in other
comprehensive income (loss)	—	(7)	(57)
Net other-than-temporary impairment losses
recognized in earnings	—	(7)	(620)
Net investment gains	$2,840	$4,555	$5,062
1 Change in fair value - equity securities was added to this table upon adoption of ASU No. 2016-01 at January 1, 2018.
The portion of loss recognized in other comprehensive income (loss) represents the non-credit portion of current or prior other-than-temporary impairment.  No other-than-temporary impairments were recorded in earnings during the year ended December 31, 2018.  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of less than $0.1 million during the year ended December 31, 2017 and $0.1 million during the year ended December 31, 2016.
No corporate obligations had impairments recorded in earnings during 2018 or 2017.  One equity security had an impairment recorded in earnings of $0.5 million during 2016.  This was a common stock of a company within the oil exploration and production sector that went through a reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code.  As part of the reorganization, we received equity shares in exchange for this company's corporate obligation in 2015.

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.  The increase in proceeds in 2018 primarily reflects the sale of fixed maturity securities to fund the acquisition of Grange Life, as previously described.
	2018	2017	2016
Proceeds	$83,145	$35,655	$42,603

Non-Cash Investing Activity
There were no non-cash investing transactions in 2018 or 2017.  Non-cash investing transactions in 2016 consisted of a $5.0 million bond exchange with an issuer.

30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Mortgage Loans
Investments in mortgage loans totaled $639.6 million at December 31, 2018, compared to $649.5 million at December 31, 2017.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $3.1 million at December 31, 2018 and $4.1 million at December 31, 2017.  The decrease in the allowance for loan losses reflects a reduction in the mortgage loan portfolio and the settlement of a loan in foreclosure.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 - Financing Receivables for additional information.  We do not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
We had 17% of our total investments in commercial mortgage loans at December 31, 2018 compared to 18% at December 31, 2017.  New commercial loans, including refinanced loans, totaled $69.7 million during 2018 and $113.7 million during 2017.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 23 new loans to the portfolio during 2018, and 86% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2018, down from 47% at December 31, 2017.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.8 million at both December 31, 2018 and December 31, 2017.  We have certain mortgage loans that have an unamortized premium, totaling $0.1 million at December 31, 2018 and $0.2 million at December 31, 2017.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2018	2017
Principal outstanding	$642,688	$653,621
Allowance for loan losses	(3,129)	(4,079)
Carrying value	$639,559	$649,542
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2018	% of Total	2017	% of Total
Prior to 2010	$25,778	4%	$38,815	6%
2010	8,886	1%	10,872	2%
2011	28,691	4%	37,516	6%
2012	57,854	9%	63,132	10%
2013	36,720	6%	45,312	7%
2014	42,340	7%	47,403	7%
2015	116,628	18%	134,202	21%
2016	148,803	23%	163,961	24%
2017	108,127	17%	112,408	17%
2018	68,861	11%	—	—%
Principal outstanding	$642,688	100%	$653,621	100%

31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies mortgage loans by geographic location at December 31.
	2018	% of Total	2017	% of Total
Pacific	$131,594	20%	$123,777	19%
West south central	105,927	17%	111,676	17%
South Atlantic	98,430	15%	103,180	16%
East north central	86,487	13%	88,741	13%
West north central	71,833	11%	69,580	11%
Middle Atlantic	61,219	10%	62,635	9%
Mountain	53,697	8%	62,757	10%
East south central	29,758	5%	27,352	4%
New England	3,743	1%	3,923	1%
Principal outstanding	$642,688	100%	$653,621	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.

	2018	% of Total	2017	% of Total
California	$105,735	16%	$99,647	15%
Texas	102,638	16%	108,142	16%
Minnesota	54,652	9%	50,445	8%
Ohio	39,028	6%	39,296	6%
New Jersey	36,247	6%	37,851	6%
Georgia	30,760	5%	—	—%	[1]
All others	273,628	42%	318,240	49%
Principal outstanding	$642,688	100%	$653,621	100%

1 Concentration was less than 5% at December 31, 2017.
The following table identifies mortgage loans by property type at December 31.
	2018	% of Total	2017	% of Total
Industrial	$414,076	64%	$408,061	62%
Office	149,898	23%	156,296	24%
Medical	19,775	3%	25,934	4%
Other [1]	58,939	10%	63,330	10%
Principal outstanding	$642,688	100%	$653,621	100%
1  The Other category consists principally of apartments and retail properties.
The following table identifies mortgage loans by maturity at December 31.
	2018	% of Total	2017	% of Total
Due in one year or less	$21,397	3%	$9,726	1%
Due after one year through five years	54,671	9%	71,493	11%
Due after five years through ten years	128,713	20%	95,143	15%
Due after ten years	437,907	68%	477,259	73%
Principal outstanding	$642,688	100%	$653,621	100%

32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies the commercial mortgage portfolio by current loan balance at December 31.
	2018	% of Total	2017	% of Total
$5 million or greater	$153,555	24%	$139,234	21%
$4 million to less than $5 million	45,653	7%	60,824	10%
$3 million to less than $4 million	67,867	11%	63,671	10%
$2 million to less than $3 million	112,234	17%	125,853	19%
$1 million to less than $2 million	184,166	29%	183,682	28%
Less than $1 million	79,213	12%	80,357	12%
Principal outstanding	$642,688	100%	$653,621	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2018	% of Total	2017	% of Total
70% or greater	$70,347	11%	$90,010	14%
50% to 69%	348,033	54%	357,223	55%
Less than 50%	224,308	35%	206,388	31%
Principal outstanding	$642,688	100%	$653,621	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  The concentration in the west south central, east north central, and Pacific regions exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect areas of those regions.  We would not expect an occurrence in any of these areas to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced one loan with an outstanding balance of $4.2 million during the year ended December 31, 2018.  We refinanced seven loans with outstanding balances of $8.4 million during the year ended December 31, 2017.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2018	2017
Land	$34,063	$35,574
Buildings	168,365	162,781
Less accumulated depreciation	(42,766)	(34,235)
Real estate, commercial	159,662	164,120
Real estate, joint ventures	27,332	29,099
Total	$186,994	$193,219
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $12.5 million during 2018, $2.1 million during 2017, and $1.4 million during 2016.
We had $27.3 million in real estate joint ventures at year-end 2018, compared with $29.1 million at year-end 2017.  We are the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.7 million at year-end 2018 and $20.9 million at year-end 2017.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2018 or 2017.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $14.7 million at December 31, 2018, compared to $13.1 million at December 31, 2017.  In addition, $12.0 million of our real estate joint ventures were non-income producing at December 31, 2018 compared to $10.5 million at December 31, 2017.

34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
We do not record mortgage, policy, or agent loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3.
Policy loans are made to policyholders under terms defined in the policy's contract.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.

35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2018 and December 31, 2017 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2018, approximately 97% of the carrying value of these investments was from an external pricing service, 2% was from brokers, and 1% was derived from internal matrices and calculations.  At December 31, 2017, approximately 97% of the carrying value of these investments was from external pricing services, 2% was from brokers, and 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2018
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$25,251	$157,895	$—	$183,146
Federal agencies [1]	—	2,390	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	—	112,917	—	112,917
Subtotal	25,251	273,202	—	298,453
Corporate obligations:
Industrial	—	479,691	—	479,691
Energy	—	166,330	—	166,330
Communications and technology	—	249,332	—	249,332
Financial	—	289,374	—	289,374
Consumer	—	585,646	—	585,646
Public utilities	—	265,895	—	265,895
Subtotal	—	2,036,268	—	2,036,268
Corporate private-labeled residential
mortgage-backed securities	—	28,842	—	28,842
Municipal securities	—	261,679	—	261,679
Other	—	65,427	—	65,427
Redeemable preferred stocks	—	13,410	—	13,410
Fixed maturity securities	25,251	2,678,828	—	2,704,079
Equity securities	4,264	10,160	—	14,424
Short-term investments	58,712	—	—	58,712
Separate account assets	—	373,734	—	373,734
Total	$88,227	$3,062,722	$—	$3,150,949

Percent of total	3%	97%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,648)	$(3,648)
Separate account liabilities	—	373,734	—	373,734
Total	$—	$373,734	$(3,648)	$370,086

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and
obligations of U.S. Government	$12,748	$119,782	$—	$132,530
Federal agency issued residential
mortgage-backed securities [1]	—	30,258	—	30,258
Subtotal	12,748	150,040	—	162,788
Corporate obligations:
Industrial	—	501,577	—	501,577
Energy	—	181,964	—	181,964
Communications and technology	—	246,649	—	246,649
Financial	—	261,447	—	261,447
Consumer	—	576,678	—	576,678
Public utilities	—	268,095	—	268,095
Subtotal	—	2,036,410	—	2,036,410
Corporate private-labeled residential
mortgage-backed securities	—	36,191	—	36,191
Municipal securities	—	203,242	—	203,242
Other	—	81,509	—	81,509
Redeemable preferred stocks	—	14,924	—	14,924
Fixed maturity securities	12,748	2,522,316	—	2,535,064
Equity securities	5,214	15,556	—	20,770
Short-term investments	32,195	—	—	32,195
Separate account assets	—	419,812	—	419,812
Total	$50,157	$2,957,684	$—	$3,007,841

Percent of total	2%	98%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,252)	$(3,252)
Separate account liabilities	—	419,812	—	419,812
Total	$—	$419,812	$(3,252)	$416,560

1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
2018
Liabilities
GMWB
Beginning balance	$(3,252)
Included in earnings	(921)
Included in other comprehensive
income (loss)	—
Purchases, issuances, sales and
other dispositions:
Purchases	—
Issuances	235
Sales	—
Other dispositions	290
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$(3,648)

	2017
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$400	$(2,158)
Included in earnings	11	(1,419)
Included in other comprehensive
income (loss)	(83)	—
Purchases, issuances, sales and
other dispositions:
Purchases	—	—
Issuances	—	449
Sales	(328)	—
Other dispositions	—	(124)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$(3,252)

39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2016
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$577	$(2,778)
Included in earnings	—	1,237
Included in other comprehensive
income (loss)	91	—
Purchases, issuances, sales and
other dispositions:
Purchases	—	—
Issuances	—	430
Sales	—	—
Other dispositions	(268)	(1,047)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$400	$(2,158)
Specific securities may transfer into or out of Level 3, largely depending upon the availability of pricing.  We did not have any transfers between any levels at December 31, 2018, 2017, or 2016.
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2018.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,648)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.40%-1.60%

40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2017.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,252)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.39%-1.17%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2018	2017
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	—	0.2
A 10% increase in the benefit utilization	—	0.7
A 10 basis point increase in the credit spreads used for non-performance	(0.3)	(0.3)

41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2018
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$25,251	$2,678,828	$—	$2,704,079	$2,704,079
Equity securities	4,264	10,160	—	14,424	14,424
Mortgage loans	—	—	640,796	640,796	639,559
Policy loans	—	—	88,066	88,066	88,066
Short-term investments	58,712	—	—	58,712	58,712
Separate account assets	—	373,734	—	373,734	373,734

Liabilities:
Individual and group annuities	—	—	1,049,195	1,049,195	1,068,577
Supplementary contracts and annuities
without life contingencies	—	—	50,805	50,805	52,798
Separate account liabilities	—	373,734	—	373,734	373,734
Other policyholder funds - GMWB	—	—	(3,648)	(3,648)	(3,648)

	2017
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$12,748	$2,522,316	$—	$2,535,064	$2,535,064
Equity securities	5,214	15,556	—	20,770	20,770
Mortgage loans	—	—	658,706	658,706	649,542
Policy loans	—	—	78,175	78,175	78,175
Short-term investments	32,195	—	—	32,195	32,195
Separate account assets	—	419,812	—	419,812	419,812

Liabilities:
Individual and group annuities	—	—	1,059,263	1,059,263	1,078,819
Supplementary contracts and annuities
without life contingencies	—	—	52,094	52,094	53,470
Separate account liabilities	—	419,812	—	419,812	419,812
Other policyholder funds - GMWB	—	—	(3,252)	(3,252)	(3,252)

42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

6. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2018	2017
Receivables:
Agent receivables, net
(allowance $1,496; 2017 - $817)	$2,078	$1,719
Investment-related financing receivables:
Mortgage loans, net
(allowance $3,129; 2017 - $4,079)	639,559	649,542
Total financing receivables	$641,637	$651,261
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are long-term in nature and are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2018			2017
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$1,210	$600	$610	$1,234	$609	$625
Other agent receivables	2,364	896	1,468	1,302	208	1,094
Total	$3,574	$1,496	$2,078	$2,536	$817	$1,719
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2018	2017
Beginning of year	$817	$660
Additions	812	302
Deductions	(133)	(145)
End of year	$1,496	$817
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2018	2017
Mortgage loans collectively evaluated
for impairment	$568,521	$576,980
Mortgage loans individually evaluated
for impairment	74,167	76,641
Allowance for loan losses	(3,129)	(4,079)
Carrying value	$639,559	$649,542
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were over 30 days past due at December 31, 2018.  There were two mortgage loans there were past due at December 31, 2017.   One loan was over 30 days but less than 60 days past due.  Payment was subsequently received on this loan and it was brought current in 2018.  The other loan was over 90 days past due and was in the process of foreclosure.  This loan was subsequently settled and payment was collected in 2018.  We had no troubled loans that were restructured or modified during 2018 or 2017.
The following table presents an aging schedule for delinquent payments for both principal and interest by property type at December 31, 2017.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
Industrial	$482	$5	$—	$—	$5
Office	—	—	—	—	—
Medical	4,921	75	75	1,500	1,650
Other	—	—	—	—	—
Total	$5,403	$80	$75	$1,500	$1,655

The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2018	2017
Beginning of year	$4,079	$3,333
Provision	—	746
Deductions	(950)	—
End of year	$3,129	$4,079
The Company decreased the allowance for mortgage loan losses $1.0 million in 2018, largely due to the settlement of a loan in 2018 that was in the process of foreclosure at December 31, 2017.  In addition, the allowance for loan losses decreased due to the lower volume of loans at December 31, 2018.  We increased our allowance for mortgage loan losses $0.7 million in 2017, primarily due to a specific reserve recorded on the loan that was in foreclosure at December 31, 2017.  We review the portfolio's risk profile and expected ongoing performance at least quarterly.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated

44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

7. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  On December 22, 2017, the newly enacted TCJA changed the expected statutory tax rate for tax years beginning January 1, 2018.  The change in tax rate from 35% to 21% required a remeasurement of the unamortized asset related to affordable housing investments.  This remeasurement resulted in a decrease to the asset and a nonrecurring increase in amortization of $0.8 million in 2017 that is included in income tax benefit in the Consolidated Statements of Comprehensive Income and the table below.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2018	2017	2016
Federal income tax credits realized	$2,752	$2,752	$2,752
Amortization	1,452	1,592	1,543
Amortization related to tax rate change	—	768	—
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2018, 2017, or 2016.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2018 and December 31, 2017.  The table includes investments in five real estate joint ventures and 16 affordable housing real estate joint ventures at December 31, 2018 and investments in five real estate joint ventures and 17 affordable housing real estate joint ventures at December 31, 2017.
	2018		2017
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,689	$21,689	$21,761	$21,761
Affordable housing real estate joint ventures	5,643	30,950	7,338	33,354
Total	$27,332	$52,639	$29,099	$55,115
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.
At December 31, 2018 and December 31, 2017, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2018 included $19.7 million of losses which could be realized if the tax credits received by the VIEs were recaptured, compared to $18.7 million at December 31, 2017.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $373.7 million at December 31, 2018 and $419.8 million at December 31, 2017.  Variable universal life and variable annuity assets comprised 28% and 72% of these amounts in both 2018 and 2017.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2018	2017	2016
Balance at beginning of year	$419,812	$373,256	$372,924
Deposits on variable policyholder contracts	25,722	27,969	23,344
Transfers to general account	(1,989)	(2,286)	(3,880)
Investment performance	(24,035)	65,678	28,489
Policyholder benefits and withdrawals	(32,909)	(32,123)	(34,991)
Contract charges	(12,867)	(12,682)	(12,630)
Balance at end of year	$373,734	$419,812	$373,256

47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $115.2 million at December 31, 2018.  The fair value of the separate accounts with the GMWB rider was $131.9 million at December 31, 2017.  The GMWB guarantee liability was $(3.6) million at December 31, 2018 and $(3.3) million at December 31, 2017.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $373.7 million at December 31, 2018 and $419.8 million at December 31, 2017, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the direct block approximated $0.5 million at December 31, 2018 and $0.4 million at December 31, 2017.
In addition, we have an assumed closed block of variable universal life business that totaled $285.6 million at December 31, 2018 and $331.0 million at December 31, 2017.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $30.6 million at December 31, 2018 and $30.2 million at December 31, 2017 are included in our general account as Future Policy Benefits.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2018 and December 31, 2017.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.
Separate account balances for variable annuity contracts were $269.9 million at December 31, 2018 and $301.8 million at December 31, 2017.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2018 and less than $0.1 million at December 31, 2017.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2018 and 2017 is provided below:
	2018			2017
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$210,889	$2,184	61.8	$237,877	$289	61.1
Return of the greater of the highest anniversary contract value or net deposits	8,151	749	70.2	8,903	2	68.8
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,723	59	68.8	7,216	27	67.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	44,168	7,433	64.1	47,771	2,527	63.3
Total	$269,931	$10,425	62.6	$301,767	$2,845	61.8

48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2018	2017
Money market	$2,683	$2,426
Fixed income	17,134	18,673
Balanced	77,981	87,741
International equity	17,432	18,814
Intermediate equity	131,355	147,233
Aggressive equity	23,346	26,880
Total	$269,931	$301,767

9. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability for the Individual Insurance, Group Insurance, and Old American segments for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$657	$27,945	$5,438	$34,040
Less reinsurance recoverable	(372)	(21,231)	(5,346)	(26,949)
Net liability at beginning of year	285	6,714	92	7,091
Incurred benefits related to:
Current year	32	27,526	48	27,606
Prior years [1]	75	(647)	(68)	(640)
Total incurred benefits	107	26,879	(20)	26,966
Paid benefits related to:
Current year	11	23,150	18	23,179
Prior years	91	3,051	22	3,164
Total paid benefits	102	26,201	40	26,343
Net liability at end of year	290	7,392	32	7,714
Reinsurance recoverable	541	23,796	4,402	28,739
Gross liability at end of year	$831	$31,188	$4,434	$36,453
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$785	$26,020	$5,341	$32,146
Less reinsurance recoverable	(445)	(19,850)	(5,260)	(25,555)
Net liability at beginning of year	340	6,170	81	6,591
Incurred benefits related to:
Current year	27	26,836	87	26,950
Prior years [1]	57	(430)	(53)	(426)
Total incurred benefits	84	26,406	34	26,524
Paid benefits related to:
Current year	3	22,758	12	22,773
Prior years	136	3,104	11	3,251
Total paid benefits	139	25,862	23	26,024
Net liability at end of year	285	6,714	92	7,091
Reinsurance recoverable	372	21,231	5,346	26,949
Gross liability at end of year	$657	$27,945	$5,438	$34,040
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2016
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$995	$26,045	$6,132	$33,172
Less reinsurance recoverable	(595)	(20,142)	(6,054)	(26,791)
Net liability at beginning of year	400	5,903	78	6,381
Incurred benefits related to:
Current year	65	26,069	128	26,262
Prior years [1]	5	(503)	(64)	(562)
Total incurred benefits	70	25,566	64	25,700
Paid benefits related to:
Current year	36	22,264	49	22,349
Prior years	94	3,035	12	3,141
Total paid benefits	130	25,299	61	25,490
Net liability at end of year	340	6,170	81	6,591
Reinsurance recoverable	445	19,850	5,260	25,555
Gross liability at end of year	$785	$26,020	$5,341	$32,146
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2018	2017	2016
Individual Insurance Segment:
Individual accident and health	$831	$657	$785
Group life	30	—	—
Individual life	27,141	18,506	16,624
Deferred annuity	4,289	3,047	3,221
Subtotal	32,291	22,210	20,630

Group Insurance Segment:
Group accident and health	31,188	27,945	26,020
Group life	1,994	1,846	1,671
Subtotal	33,182	29,791	27,691

Old American Segment:
Individual accident and health	4,434	5,438	5,341
Individual life	6,814	6,240	6,361
Subtotal	11,248	11,678	11,702

Total	$76,721	$63,679	$60,023
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at December 31, 2018 and $0.6 million at December 31, 2017.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2018 was $5.0 million, consisting of an undiscounted amount of $6.2 million and an aggregated discount amount deducted of $1.2 million.  Discount rates ranged from 3.20% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2018.  The amounts for 2016 through 2018 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,							Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2012	2013	2014	2015	2016	2017	2018
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$1,118	$—	625
2013		806	836	815	838	838	822	—	234
2014			868	955	799	768	770	—	182
2015				989	918	701	697	—	227
2016					1,694	1,552	1,382	—	234
2017						2,038	1,727	—	239
2018							2,473	672	177
						Total	$8,989
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2018.  The amounts for 2016 through 2018 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017	2018
2012	$91	$373	$499	$605	$675	$733	$797
2013		91	336	449	501	537	564
2014			71	276	411	481	499
2015				100	390	491	531
2016					164	505	626
2017						162	549
2018							208
						Total	$3,774
All outstanding liabilities before 2012, net of reinsurance							$958
Liabilities for claims and claim adjustment expenses, net of reinsurance							$6,172

52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
	2018	2017
Net outstanding liabilities:
Group long-term disability	$6,172	$5,171
Other short-duration contracts	4,282	4,139
Liabilities for unpaid claims and claim adjustment
expenses, net of reinsurance	10,454	9,310

Reinsurance recoverable on unpaid claims:
Group long-term disability	28,750	25,220
Other short-duration contracts	5,571	6,409
Total reinsurance recoverable on unpaid claims	34,321	31,629

Insurance lines other than short-duration	38,338	27,891
Unallocated claims adjustment expenses	—	—
Impact of discounting	(6,392)	(5,151)
Other	—	—
	31,946	22,740

Total gross liability for unpaid claims and claim
adjustment expenses	$76,721	$63,679
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2018.
	Years
	1	2	3	4	5
Group long-term disability	10.30%	28.40%	13.20%	7.70%	4.30%

53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

10. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in 2018, compared to 7% in 2017.  Assumed participating business from the acquisition of closed blocks of business accounted for 99% of total participating statutory premiums in both 2018 and 2017.   Participating business equaled 5% of total life insurance in force at December 31, 2018, compared to 10% at December 31, 2017.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2018 and December 31, 2017.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.

11. Debt
We had no notes payable outstanding at December 31, 2018 or December 31, 2017.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.9 million at December 31, 2018, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2018, 2017, and 2016.
We have unsecured revolving lines of credit with two major commercial banks.  The lines available totaled $70.0 million at December 31, 2018 and December 31, 2017 with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices and will mature in June of 2019.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $10.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.

12. Income Taxes

The following table provides information about income taxes for the years ended December 31.

	2018	2017	2016
Current income tax expense (benefit)	$(505)	$4,784	$5,069
Deferred income tax expense	1,743	3,531	3,659
Adjustment to deferred taxes for enacted
changes in tax laws	276	(30,487)	—
Total income tax expense (benefit)	$1,514	$(22,172)	$8,728
The following table provides information about taxes paid for the years ended December 31.
	2018	2017	2016
Cash paid (refund) for income taxes	$(963)	$3,569	$4,933

54

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2018	2017	2016
Federal income tax rate	21%	35%	35%
Tax credits, net of equity adjustment	(10)%	(2)%	(5)%
Permanent differences and other	(4)%	(2)%	(2)%
Remeasurement of deferred taxes for enacted
changes in tax laws	2%	(106)%	—%
Effective income tax rate	9%	(75)%	28%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2018	2017
Deferred tax assets:
Future policy benefits	$15,752	$7,626
Employee retirement benefits	6,465	7,523
Tax carryovers	3,791	—
Other	2,259	5,233
Deferred tax assets	28,267	20,382
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	2,712	4,017
Unrealized investment gains	2,146	19,756
Capitalization of DAC, net of amortization	36,410	37,738
VOBA	4,264	4,262
Property and equipment	5,102	1,491
Deferred tax liabilities	50,634	67,264
Net deferred tax liability	22,367	46,882
Current tax asset	(4,259)	(3,081)
Income taxes payable	$18,108	$43,801
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2015.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2018 and 2017.  The Company recognized $0.1 million tax benefit related to penalty and interest expense in 2016.
We had no material uncertain tax positions at December 31, 2018 or December 31, 2017.

55

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2018	2017	2016
Income tax expense (benefit)	$1,514	$(22,172)	$8,728
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available
for sale	(17,295)	426	(1,004)
Effect on DAC, VOBA, and DRL	2,357	675	850
Change in future policy benefits	2,980	1,045	(1,056)
Change in policyholder account balances	38	36	(6)
Change in benefit plan obligations	(1,548)	3,467	6,543
Total income tax expense (benefit) included in financial statements	$(11,954)	$(16,523)	$14,055
Beginning January 1, 2018, the TCJA imposes a limitation on life insurance tax reserves based upon the greater of net surrender value or 92.81% of the reserve method prescribed by the National Association of Insurance Commissioners (NAIC) which covers such contracts as of the date the reserve is determined.  The Company adopted SEC Staff Accounting Bulletin No. 118 (SAB 118) as permitted by the FASB in 2017.  SAB 118 allows companies to use provisional amounts to record the effects of the TCJA and also provides a measurement period (not to exceed one year from the date of enactment) to complete the accounting of the impacts of the TCJA.  During 2017, the Company recognized the provisional tax impacts related to the change in the methodology employed to calculate tax reserves by recording a deferred tax asset and offsetting deferred tax liability of $7.4 million in its consolidated financial statements.  The Company completed and finalized the tax impact of the life insurance tax reserves limitation in 2018 and recorded a decrease to the deferred tax asset and offsetting deferred tax liability of $0.7 million in the consolidated financial statements at December 31, 2018.  This results in a final deferred tax asset and offsetting deferred tax liability of $6.7 million at December 31, 2018.  The deferred tax liability was amortized into income in the amount of $3.6 million during 2018 per the 8-year inclusion described in the TCJA.

56

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the pension plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.
The benefits expected to be paid in each year from 2019 through 2023 are as follows: $10.0 million in 2019; $8.6 million in 2020; $8.9 million in 2021; $8.6 million in 2022; and $9.4 million in 2023.  The aggregate benefits expected to be paid in the five years from 2024 through 2028 are $40.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2018 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2019 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2018	Target Allocation	2017	Target Allocation

Equity securities	38%	28% - 48%	46%	33% - 43%
Asset allocation and alternative assets	16%	10% - 20%	22%	23% - 33%
Debt securities	46%	30% - 60%	32%	26% - 42%
Cash and cash equivalents	—%	0% - 10%	7%	0% - 2%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The pension plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The pension plan does not expect to return any plan assets to the Company during 2019.
The current assumption for the expected long-term rate of return on plan assets is 7.15%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.

57

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The assumed discount rate used to determine the benefit obligation was 3.96% for pension benefits and was 4.13% for postemployment benefits.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2018.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
We adopted the updated mortality tables issued by the Society of Actuaries during 2017.  These tables were updated because of additional mortality information and reflect more recent modifications.  These modifications generally reduced life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $1.1 million in the pension plan's benefit obligation at December 31, 2017.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2019 through 2023 are as follows: $0.7 million in 2019; $0.7 million in 2020; $0.7 million in 2021; $0.8 million in 2022; and $0.8 million in 2023.  The aggregate benefits expected to be paid in the five years from 2024 through 2028 are $4.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2018.  The 2019 contribution for the postemployment medical plans is estimated to be $0.7 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in  2018, 2017, and 2016.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.3 million in 2018, $0.3 million in 2017, and $0.2 million in 2016.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.3 million in 2018, $2.2 million in 2017, and $2.1 million in 2016.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2018, 2017, or 2016.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

58

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2018	2017	2018	2017
Change in projected benefit obligation:
Benefit obligation at beginning of year	$134,232	$133,862	$18,232	$23,060
Service cost	—	—	223	307
Interest cost	4,274	4,725	631	910
Plan participants' contributions	—	—	445	461
Actuarial (gain) loss	(7,128)	5,188	(1,970)	(5,613)
Benefits paid	(9,792)	(9,543)	(1,172)	(893)
Benefit obligation at end of year	$121,586	$134,232	$16,389	$18,232

Change in plan assets:
Fair value of plan assets at beginning of year	$147,007	$134,293	$—	$—
Return on plan assets	(7,229)	18,206	—	—
Plan participants' contributions	—	—	445	461
Company contributions	4,028	4,051	727	432
Benefits paid	(9,792)	(9,543)	(1,172)	(893)
Fair value of net plan assets at end of year	$134,014	$147,007	$—	$—

Funded status at end of year	$(12,428)	$(12,775)	$16,389	$18,232

	Pension Benefits		OPEB
	2018	2017	2018	2017
Amounts recognized in accumulated other
comprehensive income (loss):
Net loss (gain)	$76,975	$69,091	$(14,336)	$(13,657)
Prior service credit	(1,406)	(1,472)	—	(100)
Total accumulated other comprehensive
income (loss)	$75,569	$67,619	$(14,336)	$(13,757)

	Pension Benefits		OPEB
	2018	2017	2018	2017
Other changes in plan assets and benefit
obligations recognized in other
comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$10,278	$(3,379)	$(1,971)	$(5,613)
Amortization of net gain (loss)	(2,394)	(2,638)	1,292	833
Amortization of prior service credit	66	66	100	825
Total (gain) loss recognized in other
comprehensive income (loss)	$7,950	$(5,951)	$(579)	$(3,955)
59

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2018	2017	2018	2017
Plans with underfunded accumulated benefit
obligation:
Projected benefit obligation	$121,586	$134,232	$—	$—
Accumulated benefit obligation	121,586	134,232	—	—
Fair value of plan assets	134,014	147,007	—	—

Weighted average assumptions used to determine
benefit obligations at December 31:
Discount rate	3.96%	3.30%	4.13%	3.52%

Weighted average assumptions used to determine
net periodic benefit cost for years ended
December 31:
Discount rate	3.30%	3.69%	3.52%	4.02%
Expected return on plan assets	7.15%	7.50%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2018	2017
Fixed maturity securities:
U.S. Government	$346	$479
Industrial and public utility	9,922	11,773
Investment funds:
Mutual funds	24,535	60,728
Hedge fund	326	6,434
Collective trust	86,889	49,381
Limited partnerships	9,361	12,035
Other invested assets	25	25
Cash and cash equivalents	25	31
Receivables	2,585	6,148
Fair value of assets at end of year	134,014	147,034
Liabilities:
Accrued liabilities	—	27
Total liabilities	—	27
Fair value of net plan assets at end of year	$134,014	$147,007

60

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.

	2018
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$346	$—	$346
Industrial and public utility	—	9,922	—	9,922
Mutual funds	24,535	—	—	24,535
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	24,535	10,268	25	34,828

Investments measured at net asset value: [1]
Hedge fund				326
Collective trust				86,889
Limited partnerships				9,361
Investments at fair value				$131,404

	2017
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$479	$—	$479
Industrial and public utility	—	11,773	—	11,773
Mutual funds	60,728	—	—	60,728
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	60,728	12,252	25	73,005

Investments measured at net asset value: [1]
Hedge fund				6,434
Collective trust				49,381
Limited partnerships				12,035
Investments at fair value				$140,855
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2018	2017
Beginning balance	$25	$14
Gains realized and unrealized	—	11
Ending balance	$25	$25

61

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2018	2017	2016	2018	2017	2016
Service cost	$—	$—	$—	$223	$307	$518
Interest cost	4,274	4,725	5,333	631	910	1,452
Expected return on plan assets	(10,177)	(9,638)	(9,403)	—	—	—
Amortization of:
Unrecognized actuarial net (gain)
loss	2,394	2,638	2,649	(1,292)	(833)	96
Unrecognized prior service credit	(66)	(66)	—	(100)	(825)	(976)
Net periodic benefit cost (credit)	(3,575)	(2,341)	(1,421)	(538)	(441)	1,090
Total recognized in other comprehensive income (loss)	7,950	(5,951)	(6,520)	(579)	(3,955)	(12,175)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$4,375	$(8,292)	$(7,941)	$(1,117)	$(4,396)	$(11,085)
The following table provides the estimated net loss (gain) and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2019.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,874	$(1,458)
Prior service credit	(66)	—
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$137	$(110)
Postemployment benefit obligation	2,322	(1,899)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.00%, decreasing gradually to 5.00% in 2029 and thereafter.
62

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

14. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2018.
Defined Measurement Period	Number of Units	Grant Price
2016-2018	134,828	$43.495
2017-2019	130,017	$48.01
2018-2020	155,297	$45.62
2019-2021*	126,898	$35.12
*  Effective January 1, 2019
The long-term incentive plan made a payment of $0.2 million during 2018 for the three-year interval ended December 31, 2017, a payment of $0.5 million during 2017 for the three-year interval ended December 31, 2016, and a payment of $1.7 million during 2016 for the three-year interval ended December 31, 2015.  The change in accrual that reduced operating expense during 2018 was $0.4 million, net of tax.  The change in accrual that reduced operating expense during 2017 was $0.1 million, net of tax.  The cost of share-based compensation accrued as operating expense during 2016 was $0.9 million, net of tax.

63

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

15. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2018	2017	2016
Life insurance in force (in millions) :
Direct	$53,084	$28,592	$28,838
Ceded	(33,265)	(13,357)	(13,245)
Assumed	4,601	3,217	3,409
Net	$24,420	$18,452	$19,002

Premiums:
Life insurance:
Direct	$201,823	$178,318	$171,314
Ceded	(59,134)	(47,306)	(47,122)
Assumed	2,992	2,232	2,304
Net	$145,681	$133,244	$126,496

Accident and health:
Direct	$58,884	$57,324	$55,400
Ceded	(10,972)	(10,632)	(10,077)
Net	$47,912	$46,692	$45,323
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $15.2 million at December 31, 2018 and $17.2 million at December 31, 2017.  The reserve for future policy benefits ceded under this agreement was $9.1 million at December 31, 2018 and $10.2 million at December 31, 2017.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $692.0 million at December 31, 2018 and $763.4 million at December 31, 2017.  Premiums totaled $6.2 million during 2018, $6.5 million during 2017, and $6.8 million during 2016.
Reinsurance recoverables were $366.2 million at year-end 2018, consisting of reserves ceded of $342.3 million and claims ceded of $23.9 million.  Reinsurance recoverables were $185.6 million at year-end 2017, consisting of reserves ceded of $172.0 million and claims ceded of $13.6 million.  The increase in reinsurance recoverables during 2018 was largely due to the acquisition of Grange Life.
In the fourth quarter of 2018, Grange Life completed a 100% recapture of a block of business previously ceded to Colorado Bankers Life Insurance Company.  The block of business recaptured approximated $54.5 million of deferred annuity reserves.
The maximum retention on any one life during 2018 and 2017 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

64

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2018, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$136,433	37%
RGA Reinsurance Company	A+	84,946	23%
Security Life of Denver	A	20,848	6%
Other (26 Companies)		123,969	34%
Total		$366,196	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2018 and 2017, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $725.5 million of life insurance in force at December 31, 2018 and $796.6 million of life insurance in force at December 31, 2017.  This block generated life insurance premiums of $2.0 million in 2018, $2.1 million in 2017, and $2.2 million in 2016.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $285.6 million of separate account balances at December 31, 2018, which are included in the financial statements of American Family, compared to $331.0 million at December 31, 2017.  This block consisted of $0.6 million of future policy benefits and $30.6 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2018.  This block consisted of $0.6 million of future policy benefits and $30.2 million in fixed fund balances at December 31, 2017.
65

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).  Equity securities were removed from the 2018 table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Year Ended December 31, 2018
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(82,724)	$(17,372)	$(65,352)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(367)	(77)	(290)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	—	—	—
Net unrealized losses excluding impairment losses	(82,357)	(17,295)	(65,062)
Effect on DAC, VOBA, and DRL	11,224	2,357	8,867
Change in future policy benefits	14,190	2,980	11,210
Change in policyholder account balances	182	38	144
Change in benefit plan obligations	(7,371)	(1,548)	(5,823)
Other comprehensive loss	$(64,132)	$(13,468)	$(50,664)
Net income			15,672
Comprehensive loss			$(34,992)

66

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2017
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$2,854	$1,001	$1,853
Equity securities	827	289	538
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,474	866	1,608
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(7)	(2)	(5)
Net unrealized gains excluding impairment losses	1,214	426	788
Effect on DAC, VOBA, and DRL	1,929	675	1,254
Change in future policy benefits	2,987	1,045	1,942
Change in policyholder account balances	102	36	66
Change in benefit plan obligations	9,906	3,467	6,439
Other comprehensive income	$16,138	$5,649	$10,489
Net income			51,541
Comprehensive income			$62,030

	Year Ended December 31, 2016
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$2,201	$771	$1,430
Equity securities	(551)	(193)	(358)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,139	1,799	3,340
Other-than-temporary impairment losses recognized in earnings	(563)	(196)	(367)
Other-than-temporary impairment losses recognized in other comprehensive income	(57)	(21)	(36)
Net unrealized losses excluding impairment losses	(2,869)	(1,004)	(1,865)
Effect on DAC, VOBA, and DRL	2,427	850	1,577
Change in future policy benefits	(3,016)	(1,056)	(1,960)
Change in policyholder account balances	(16)	(6)	(10)
Change in benefit plan obligations	18,695	6,543	12,152
Other comprehensive income	$15,221	$5,327	$9,894
Net income			22,316
Comprehensive income			$32,210

67

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2018, net of tax.  Equity securities were removed from this table upon adoption of ASU No. 2016-01 at January 1, 2018.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,206)	$(291)	$6,288
Cumulative effect of adoption of new accounting principle (ASU No. 2016-01)	(1,212)	—	—	38	—	—	(1,174)
Adjusted beginning of year	70,960	2,174	(42,549)	(9,974)	(15,206)	(291)	5,114
Other comprehensive income (loss) before reclassification	(64,695)	(657)	(5,823)	8,867	11,210	144	(50,954)
Amounts reclassified from accumulated other comprehensive income (loss)	290	—	—	—	—	—	290
Net current-period other comprehensive income (loss)	(64,405)	(657)	(5,823)	8,867	11,210	144	(50,664)
End of year	$6,555	$1,517	$(48,372)	$(1,107)	$(3,996)	$(147)	$(45,550)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2017, net of tax.  This table reflects the adoption of the FASB guidance regarding the reclassification of certain stranded tax effects from accumulated other comprehensive income (loss) that we adopted effective December 31, 2017.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	$58,633	$1,750	$(41,448)	$(9,492)	$(14,453)	$(306)	$(5,316)
Other comprehensive income before reclassification	2,357	34	6,439	1,225	1,942	66	12,063
Amounts reclassified from accumulated other comprehensive income (loss)	(1,608)	5	—	29	—	—	(1,574)
Net current period other comprehensive income	749	39	6,439	1,254	1,942	66	10,489
Cumulative effect of adoption of new accounting principle (ASU No. 2018-12)	12,790	385	(7,540)	(1,774)	(2,695)	(51)	1,115
End of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,206)	$(291)	$6,288

68

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2018	2017	2016
Reclassification adjustments related to unrealized gains (losses)
on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(367)	$2,474	$5,139
Income tax benefit (expense) [2]	77	(866)	(1,799)
Net of taxes	(290)	1,608	3,340

Other-than-temporary impairment losses [1]	—	(7)	(620)
Income tax benefit [2]	—	2	217
Net of taxes	—	(5)	(403)

Reclassification adjustment related to DAC, VOBA, and DRL [1]	—	(44)	(173)
Income tax benefit [2]	—	15	61
Net of taxes	—	(29)	(112)

Total pre-tax reclassifications	(367)	2,423	4,346
Total income tax benefit (expense)	77	(849)	(1,521)
Total reclassification, net taxes	$(290)	$1,574	$2,825
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2018, 2017, and 2016.  The number of shares outstanding at both December 31, 2018 and December 31, 2017 was 9,683,414.

18. Segment Information

We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Sunset Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

69

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$156,604	$61,632	$92,273	$310,509
Interest credited to policyholder account balances	74,308	—	—	74,308
Amortization of deferred acquisition costs	20,916	—	19,700	40,616
Income tax expense	854	574	86	1,514
Net income	12,198	2,160	1,314	15,672
Assets	4,552,270	10,550	408,666	4,971,486

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$145,460	$59,569	$88,935	$293,964
Interest credited to policyholder account balances	72,921	—	—	72,921
Amortization of deferred acquisition costs	15,965	—	18,805	34,770
Income tax expense (benefit)	(16,687)	910	(6,395)	(22,172)
Net income	41,005	1,690	8,846	51,541
Assets	4,120,410	9,710	400,550	4,530,670

	2016
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$141,599	$56,967	$84,429	$282,995
Interest credited to policyholder account balances	72,814	—	—	72,814
Amortization of deferred acquisition costs	10,271	—	17,763	28,034
Income tax expense	8,108	44	576	8,728
Net income	20,974	86	1,256	22,316
Assets	4,051,014	8,834	389,565	4,449,413

70

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2018:
Total revenues	$109,511	$112,331	$115,372	$123,818
Total benefits and expenses	107,768	107,386	107,698	120,994
Net income	1,462	4,108	6,275	3,827
Per common share,
basic and diluted	0.15	0.43	0.64	0.40

2017:
Total revenues	$111,257	$115,317	$112,026	$112,157
Total benefits and expenses	104,003	107,400	102,683	107,302
Net income	5,168	5,612	6,648	34,113
Per common share,
basic and diluted	0.53	0.58	0.69	3.52

20. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2018	2017	2016

Net gain from operations	$11,529	$14,440	$11,457
Net income	15,510	15,977	12,457
Capital and surplus	278,157	307,501	323,304
The decrease in capital and surplus in 2018 compared to 2017 was largely attributable to changes in nonadmitted assets of $28.0 million, change in net unrealized capital losses of $8.5 million, and a $7.5 million increase in the liability for pension and OPEB.  These changes were partially offset by net income of $15.5 million, change in asset valuation reserve of $4.6 million, and change in net deferred taxes of $4.8 million.  The decrease in capital and surplus in 2017 compared to 2016 was largely attributable to changes in net deferred income tax of $25.1 million and changes in net unrealized capital losses of $10.2 million.  These changes were partially offset by net income of $16.0 million, a $10.4 million reduction in the liability for pension and OPEB, and a $4.2 million decrease in nonadmitted assets.  The change in net deferred income tax largely resulted from the remeasurement of deferred taxes to reflect the reduced corporate federal income tax rate of 21% as defined under the TCJA.
Kansas City Life recognizes its 100% ownership in Old American, Sunset Life, and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2018 in the above table includes capital and surplus of $21.6 million for Old American, $24.7 million for Sunset Life, and $37.3 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
71

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2019 is $27.8 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2019 is $2.2 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2019 is $2.5 million, 10% of December 31, 2018 capital and surplus.  The maximum stockholder dividends payable by Grange Life without prior approval in 2019 is $3.7 million, 10% of December 31, 2018 capital and surplus.  We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the four insurance companies was within the range of approximately 650% to 1,050%, well in excess of the control level at December 31, 2018.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $14.7 million at December 31, 2018, $12.3 million at December 31, 2017, and $12.1 million at December 31, 2016.

21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2018, we had purchase commitments to fund mortgage loans of $3.6 million.
Subsequent to December 31, 2018 we entered into commitments to fund additional mortgage loans of $3.2 million.
Contingent Liabilities
We are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
We are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on our business, financial position, or results of operations.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we establish an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, we do not believe that any litigation, proceeding, or other matter to which we are a party or otherwise involved will have a material adverse effect on our financial condition or cash flows.  However, in light of the uncertainties involved in such matters, we are unable to predict the outcome or the timing of the ultimate resolution of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required of any of the insurance companies as a result of that examination.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death
72

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.

22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2018 through March 7, 2019, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 28, 2019, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 13, 2019 to stockholders of record on February 7, 2019.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2018.
73

Independent Auditor's Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2018 and 2017, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2018 and 2017, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP
Kansas City, Missouri
March 7, 2019

74

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2018 AND 2017

TABLE OF CONTENTS Statement of Net Assets Statement of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2018

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
Federated Insurance Series
Managed Volatility Fund II - P	282,377	$9.60	154,764	$17.297	2,937	$11.541	$2,711	$3,822
High Income Bond Fund II - P	671,010	6.07	122,229	29.926	17,421	23.832	4,073	4,466
Government Money Fund II - S	2,682,681	1.00	219,514	11.781	10,512	9.178	2,683	2,683

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	257,697	24.93	159,466	40.064	1,084	32.787	6,424	5,791
Growth Series - Initial Class Shares	204,911	47.01	190,974	50.089	1,602	41.894	9,633	6,893
Total Return Series - Initial Class Shares	254,571	21.78	132,995	35.729	38,286	20.709	5,545	5,428
Total Return Bond Series - Initial Class Shares	362,167	12.65	187,411	22.813	19,913	15.365	4,581	4,680
Utilities Series - Initial Class Shares	403,799	29.38	162,676	68.914	14,279	45.723	11,864	11,262

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	247,834	9.26	103,515	20.629	9,582	16.648	2,295	2,480

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	292,212	14.17	127,720	32.240	592	38.746	4,141	4,062
VP International Fund - Class I	543,401	9.54	214,171	23.851	3,610	21.008	5,184	5,168
VP Value Fund - Class I	647,397	10.01	349,906	18.015	6,507	27.207	6,480	5,278
VP Income & Growth Fund - Class I	170,199	9.02	106,720	13.759	2,460	27.151	1,535	1,409
VP Ultra® Fund - Class I	66,503	17.40	39,450	28.902	609	27.794	1,157	1,086
VP Mid Cap Value Fund - Class I	48,846	18.31	40,186	22.069	350	21.381	894	918

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	242,103	9.64	168,049	12.946	12,708	12.452	2,334	2,549

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	100,652	35.84	124,828	28.899	-	25.855	3,607	3,864
Opportunistic Small Cap Portfolio - Initial Shares	139,296	41.20	243,422	23.430	1,712	20.866	5,739	5,892

Dreyfus Stock Index Fund, Inc. - Initial Shares	310,951	48.98	469,489	31.282	18,077	30.088	15,230	11,929

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	28,593	30.73	17,341	50.117	364	26.365	879	1,008

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	51,363	26.63	40,841	32.143	1,812	30.371	1,368	1,232
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	188,012	21.10	107,143	35.084	6,199	33.555	3,967	3,818
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	341,895	10.16	98,999	33.710	4,208	32.417	3,474	3,199

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	135,095	15.00	92,041	21.645	1,830	18.715	2,026	2,058
Franklin Small-Mid Cap Growth VIP Fund - Class 2	87,640	15.22	97,092	13.606	437	29.375	1,334	1,617
Templeton Developing Markets VIP Fund - Class 2	365,677	8.54	138,300	22.020	2,679	28.927	3,123	3,290
Templeton Foreign VIP Fund - Class 2	272,943	12.74	121,859	27.486	6,614	19.339	3,477	3,896

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2018

			Century II Variable Annuity		Century II Freedom Variable Annuity
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
							(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	987,633	14.01	502,323	26.866	15,063	22.650	13,837	14,167

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	11,017	57.15	74,695	8.346	255	24.563	630	624
V.I. Technology Fund - Series I Shares	37,446	21.92	144,380	5.603	363	32.799	821	758
V.I. Core Equity Fund - Series I Shares	15,910	30.94	43,032	11.439	-	22.808	492	508

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	70,307	24.06	129,311	12.673	1,814	29.101	1,692	1,346
Seligman Global Technology Fund (Class 2)	165,511	16.33	106,936	23.086	4,055	57.724	2,703	3,321
Select Smaller-Cap Value Fund (Class 2)	44,391	20.81	31,192	28.957	738	27.846	924	765

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	80,853	31.31	138,437	17.439	6,927	16.937	2,531	2,453
VIP Freedom Income PortfolioSM - Service Class 2	206,224	11.03	172,260	12.363	12,072	12.008	2,275	2,302
VIP Freedom 2010 PortfolioSM - Service Class 2	46,698	12.24	25,699	13.612	16,776	13.220	572	545
VIP Freedom 2015 PortfolioSM - Service Class 2	52,656	12.20	37,453	13.700	9,717	13.306	642	616
VIP Freedom 2020 PortfolioSM - Service Class 2	497,189	12.50	440,889	13.550	18,288	13.160	6,215	5,860
VIP Freedom 2025 PortfolioSM - Service Class 2	58,268	13.11	54,000	14.146	-	13.739	764	714
VIP Freedom 2030 PortfolioSM - Service Class 2	111,550	12.91	103,355	13.914	151	13.514	1,440	1,340
VIP Freedom 2035 PortfolioSM - Service Class 2	28,940	19.94	35,120	16.431	-	16.078	577	539
VIP Freedom 2040 PortfolioSM - Service Class 2	38,973	18.84	44,703	16.425	-	16.073	734	721
VIP Freedom 2045 PortfolioSM - Service Class 2	17,456	18.80	19,862	16.523	-	16.168	328	327
VIP Freedom 2050 PortfolioSM - Service Class 2	25,469	16.80	24,976	16.553	892	16.198	428	413

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	804,734	10.64	761,177	10.987	18,445	10.805	8,562	9,104
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,830,677	10.98	1,760,506	11.378	6,309	11.189	20,101	21,500
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,448,620	10.67	1,351,348	11.295	17,440	11.108	15,457	16,434

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	31,907	11.34	36,034	9.754	1,068	9.689	362	378
Global Growth Fund - Class 2 Shares	12,912	25.50	27,237	11.947	324	11.868	329	375
New World Fund® - Class 2 Shares	6,648	20.79	12,394	11.152	-	11.078	138	153
Growth-Income Fund - Class 2 Shares	14,539	44.90	45,503	12.591	6,386	12.508	653	710
Capital Income Builder® - Class 2 Shares	29,175	9.36	26,075	10.126	900	10.058	273	291
Asset Allocation Fund - Class 2 Shares	16,102	21.08	26,572	11.375	3,291	11.299	339	373

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	1,443,919	12.21	1,392,726	12.651	848	12.567	17,630	17,526
Managed Risk International Fund - Class P2 Shares	544,960	9.76	484,921	10.955	599	10.882	5,319	5,409
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	1,405,834	11.21	1,444,798	10.899	1,137	10.827	15,759	16,481
Managed Risk Growth-Income Fund - Class P2 Shares	1,246,870	11.67	1,218,739	11.933	637	11.854	14,551	14,493
Managed Risk Asset Allocation Fund - Class P2 Shares	1,398,940	12.22	1,518,653	11.112	19,866	11.038	17,095	17,256
Total Net Assets							$269,931	$267,580

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
DECEMBER 31, 2018
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II

	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$105	351	33	49	9	136	156	137	91
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	42	64	38	100	149	90	68	179	32
Net Investment Income (Loss)	63	287	(5)	(51)	(140)	46	88	(42)	59
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(75)	(32)	-	219	525	123	(13)	158	(17)
Capital Gains Distributions	-	-	-	804	701	276	-	48	-
Unrealized Appreciation (Depreciation)	(308)	(457)	-	(1,348)	(932)	(869)	(197)	(188)	(118)
Net Gain (Loss) on Investments	(383)	(489)	-	(325)	294	(470)	(210)	18	(135)

Change in Net Assets from Operations	$(320)	(202)	(5)	(376)	154	(424)	(122)	(24)	(76)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund

	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	77	123	32	3	15	69	50	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	66	86	105	24	18	15	34	56	103
Net Investment Income (Loss)	(66)	(9)	18	8	(15)	-	35	(6)	(103)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	74	183	374	39	64	18	(25)	26	240
Capital Gains Distributions	26	397	-	125	116	66	-	509	1,228
Unrealized Appreciation (Depreciation)	(307)	(1,580)	(1,148)	(312)	(203)	(227)	(111)	(846)	(2,779)
Net Gain (Loss) on Investments	(207)	(1,000)	(774)	(148)	(23)	(143)	(136)	(311)	(1,311)

Change in Net Assets from Operations	$(273)	(1,009)	(756)	(140)	(38)	(143)	(101)	(317)	(1,414)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust

	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$283	16	13	18	38	57	-	30	104
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	244	13	22	66	57	30	21	49	55
Net Investment Income (Loss)	39	3	(9)	(48)	(19)	27	(21)	(19)	49
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	853	(7)	45	233	143	13	(20)	24	4
Capital Gains Distributions	388	168	185	307	64	-	153	-	-
Unrealized Appreciation (Depreciation)	(2,221)	(218)	(324)	(1,094)	(711)	(213)	(212)	(633)	(745)
Net Gain (Loss) on Investments	(980)	(57)	(94)	(554)	(504)	(200)	(79)	(609)	(741)

Change in Net Assets from Operations	$(941)	(54)	(103)	(602)	(523)	(173)	(100)	(628)	(692)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products

	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$197	-	-	6	-	-	-	13	35
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	219	7	12	9	28	47	15	41	40
Net Investment Income (Loss)	(22)	(7)	(12)	(3)	(28)	(47)	(15)	(28)	(5)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	218	16	45	7	164	(44)	68	101	22
Capital Gains Distributions	612	35	40	40	-	362	-	253	33
Unrealized Appreciation (Depreciation)	(1,628)	(100)	(103)	(106)	(233)	(573)	(200)	(548)	(148)
Net Gain (Loss) on Investments	(798)	(49)	(18)	(59)	(69)	(255)	(132)	(194)	(93)

Change in Net Assets from Operations	$(820)	(56)	(30)	(62)	(97)	(302)	(147)	(222)	(98)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$9	9	91	10	18	6	8	3	4
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	10	10	107	12	24	9	12	5	7
Net Investment Income (Loss)	(1)	(1)	(16)	(2)	(6)	(3)	(4)	(2)	(3)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	14	71	168	8	128	25	10	8	5
Capital Gains Distributions	19	27	249	16	46	15	18	6	13
Unrealized Appreciation (Depreciation)	(69)	(132)	(940)	(90)	(313)	(106)	(119)	(53)	(70)
Net Gain (Loss) on Investments	(36)	(34)	(523)	(66)	(139)	(66)	(91)	(39)	(52)

Change in Net Assets from Operations	$(37)	(35)	(539)	(68)	(145)	(69)	(95)	(41)	(55)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$154	369	285	8	2	1	10	8	6
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	134	334	277	5	4	2	9	4	5
Net Investment Income (Loss)	20	35	8	3	(2)	(1)	1	4	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	73	251	363	(1)	(1)	-	12	-	(1)
Capital Gains Distributions	478	1,077	1,006	1	16	4	41	1	15
Unrealized Appreciation (Depreciation)	(1,254)	(3,314)	(3,258)	(16)	(61)	(29)	(87)	(31)	(43)
Net Gain (Loss) on Investments	(703)	(1,986)	(1,889)	(16)	(46)	(25)	(34)	(30)	(29)

Change in Net Assets from Operations	$(683)	(1,951)	(1,881)	(13)	(48)	(26)	(33)	(26)	(28)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2018
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$65	93	552	156	254	$4,367
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	218	75	241	209	266	4,223
Net Investment Income (Loss)	(153)	18	311	(53)	(12)	144
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	203	52	242	253	271	5,920
Capital Gains Distributions	949	25	600	649	748	12,955
Unrealized Appreciation (Depreciation)	(1,586)	(773)	(2,656)	(1,384)	(2,144)	(40,468)
Net Gain (Loss) on Investments	(434)	(696)	(1,814)	(482)	(1,125)	(21,593)

Change in Net Assets from Operations	$(587)	(678)	(1,503)	(535)	(1,137)	$(21,449)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust

	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$63	6	287	233	(5)	(25)	(51)	(4)	(140)	(120)	46	59
Net Realized Gain (Loss) and Capital Gains Distributions	(75)	(106)	(32)	5	-	-	1,023	663	1,226	928	399	321
Unrealized Appreciation (Depreciation)	(308)	366	(457)	(4)	-	-	(1,348)	650	(932)	1,579	(869)	284
Change in Net Assets from Operations	(320)	266	(202)	234	(5)	(25)	(376)	1,309	154	2,387	(424)	664

Deposits	73	76	347	251	9,192	13,334	135	132	212	166	91	108

Payments and Withdrawals:
Death Benefits	15	28	59	23	-	14	49	25	36	54	28	11
Withdrawals	102	172	269	414	410	368	515	558	701	1,004	538	648
Administrative Fees	1	1	3	2	7	12	3	4	8	8	3	3
Net Transfers to (from) Fixed Account	(37)	(37)	195	(32)	8,513	12,834	(145)	28	(206)	196	149	(114)
Payments and Withdrawals	81	164	526	407	8,930	13,228	422	615	539	1,262	718	548

Net Assets:
Net Increase (Decrease)	(328)	178	(381)	78	257	81	(663)	826	(173)	1,291	(1,051)	224
Beginning of Year	3,039	2,861	4,454	4,376	2,426	2,345	7,087	6,261	9,806	8,515	6,596	6,372

End of Year	$2,711	3,039	4,073	4,454	2,683	2,426	6,424	7,087	9,633	9,806	5,545	6,596
See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.

	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$88	87	(42)	372	59	65	(66)	(61)	(9)	(30)	18	19
Net Realized Gain (Loss) and Capital Gains Distributions	(13)	22	206	129	(17)	(5)	100	611	580	264	374	380
Unrealized Appreciation (Depreciation)	(197)	27	(188)	1,116	(118)	34	(307)	249	(1,580)	1,246	(1,148)	124
Change in Net Assets from Operations	(122)	136	(24)	1,617	(76)	94	(273)	799	(1,009)	1,480	(756)	523

Deposits	208	88	392	407	245	48	151	85	162	115	134	131

Payments and Withdrawals:
Death Benefits	19	13	92	34	6	18	26	37	59	9	42	17
Withdrawals	356	405	1,147	1,448	124	113	285	547	495	508	515	761
Administrative Fees	2	2	9	10	2	1	5	5	5	5	6	7
Net Transfers to (from) Fixed Account	(174)	(252)	265	21	(162)	(101)	4	(173)	(498)	625	(78)	(401)
Payments and Withdrawals	203	168	1,513	1,513	(30)	31	320	416	61	1,147	485	384

Net Assets:
Net Increase (Decrease)	(117)	56	(1,145)	511	199	111	(442)	468	(908)	448	(1,107)	270
Beginning of Year	4,698	4,642	13,009	12,498	2,096	1,985	4,583	4,115	6,092	5,644	7,587	7,317

End of Year	$4,581	4,698	11,864	13,009	2,295	2,096	4,141	4,583	5,184	6,092	6,480	7,587

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		Dreyfus Variable Investment Fund

	VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$8	15	(15)	(8)	-	2	35	28	(6)	(2)	(103)	(92)
Net Realized Gain (Loss) and Capital Gains Distributions	164	95	180	131	84	55	(25)	(24)	535	538	1,468	351
Unrealized Appreciation (Depreciation)	(312)	170	(203)	118	(227)	49	(111)	47	(846)	339	(2,779)	1,126
Change in Net Assets from Operations	(140)	280	(38)	241	(143)	106	(101)	51	(317)	875	(1,414)	1,385

Deposits	54	36	133	25	16	17	141	33	63	81	221	133

Payments and Withdrawals:
Death Benefits	2	18	29	-	1	-	-	10	65	38	8	17
Withdrawals	97	163	42	74	32	182	115	194	307	242	515	457
Administrative Fees	1	1	1	1	2	2	2	1	3	3	6	5
Net Transfers to (from) Fixed Account	(43)	(53)	(86)	(57)	34	(41)	(90)	(166)	(124)	72	(160)	(169)
Payments and Withdrawals	57	129	(14)	18	69	143	27	39	251	355	369	310

Net Assets:
Net Increase (Decrease)	(143)	187	109	248	(196)	(20)	13	45	(505)	601	(1,562)	1,208
Beginning of Year	1,678	1,491	1,048	800	1,090	1,110	2,321	2,276	4,112	3,511	7,301	6,093

End of Year	$1,535	1,678	1,157	1,048	894	1,090	2,334	2,321	3,607	4,112	5,739	7,301

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust

	Dreyfus Stock Index Fund, Inc. - Initial Shares		The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$39	48	3	(3)	(9)	(8)	(48)	(45)	(19)	(24)	27	33
Net Realized Gain (Loss) and Capital Gains Distributions	1,241	1,162	161	57	230	101	540	154	207	311	13	19
Unrealized Appreciation (Depreciation)	(2,221)	1,721	(218)	52	(324)	191	(1,094)	440	(711)	163	(213)	126
Change in Net Assets from Operations	(941)	2,931	(54)	106	(103)	284	(602)	549	(523)	450	(173)	178

	493	345	15	11	25	30	392	82	110	93	98	63

Payments and Withdrawals:
Death Benefits	118	52	-	1	1	-	49	11	34	5	6	36
Withdrawals	1,343	1,633	66	42	74	266	271	233	189	301	165	158
Administrative Fees	11	11	1	1	1	1	4	4	2	3	1	2
Net Transfers to (from) Fixed Account	(54)	(36)	(103)	(41)	48	(31)	29	(123)	(34)	(187)	(114)	(59)
Payments and Withdrawals	1,418	1,660	(36)	3	124	236	353	125	191	122	58	137

Net Assets:
Net Increase (Decrease)	(1,866)	1,616	(3)	114	(202)	78	(563)	506	(604)	421	(133)	104
Beginning of Year	17,096	15,480	882	768	1,570	1,492	4,530	4,024	4,078	3,657	2,159	2,055

End of Year	$15,230	17,096	879	882	1,368	1,570	3,967	4,530	3,474	4,078	2,026	2,159

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(21)	(17)	(19)	(15)	49	45	(22)	(80)	(7)	(6)	(12)	(10)
Net Realized Gain (Loss) and Capital Gains Distributions	133	98	24	-	4	20	830	847	51	68	85	51
Unrealized Appreciation (Depreciation)	(212)	135	(633)	1,086	(745)	449	(1,628)	1,145	(100)	26	(103)	150
Change in Net Assets from Operations	(100)	216	(628)	1,071	(692)	514	(820)	1,912	(56)	88	(30)	191

Deposits	122	65	80	62	69	74	409	189	52	9	36	16

Payments and Withdrawals:
Death Benefits	8	2	70	3	30	30	480	64	-	6	13	-
Withdrawals	121	112	190	338	146	292	800	980	32	86	66	32
Administrative Fees	2	2	5	5	6	5	31	30	-	-	1	1
Net Transfers to (from) Fixed Account	(59)	(145)	(326)	129	(275)	(521)	(342)	(42)	(239)	(40)	(130)	-
Payments and Withdrawals	72	(29)	(61)	475	(93)	(194)	969	1,032	(207)	52	(50)	33

Net Assets:
Net Increase (Decrease)	(50)	310	(487)	658	(530)	782	(1,380)	1,069	203	45	56	174
Beginning of Year	1,384	1,074	3,610	2,952	4,007	3,225	15,217	14,148	427	382	765	591

End of Year	$1,334	1,384	3,123	3,610	3,477	4,007	13,837	15,217	630	427	821	765

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products

	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Smaller-Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(3)	(1)	(28)	(26)	(47)	(41)	(15)	(14)	(28)	(15)	(5)	(8)
Net Realized Gain (Loss) and Capital Gains Distributions	47	40	164	74	318	806	68	45	354	222	55	41
Unrealized Appreciation (Depreciation)	(106)	21	(233)	301	(573)	36	(200)	73	(548)	257	(148)	198
Change in Net Assets from Operations	(62)	60	(97)	349	(302)	801	(147)	104	(222)	464	(98)	231

Deposits	65	7	45	42	94	52	24	21	98	139	38	82

Payments and Withdrawals:
Death Benefits	1	4	8	3	22	2	16	5	68	4	-	-
Withdrawals	30	57	326	185	235	276	56	86	119	198	697	325
Administrative Fees	-	-	1	1	5	5	2	2	4	4	29	34
Net Transfers to (from) Fixed Account	52	(94)	(99)	(71)	(104)	3	(11)	(95)	23	(184)	181	711
Payments and Withdrawals	83	(33)	236	118	158	286	63	(2)	214	22	907	1,070

Net Assets:
Net Increase (Decrease)	(80)	100	(288)	273	(366)	567	(186)	127	(338)	581	(967)	(757)
Beginning of Year	572	472	1,980	1,707	3,069	2,502	1,110	983	2,869	2,288	3,242	3,999

End of Year	$492	572	1,692	1,980	2,703	3,069	924	1,110	2,531	2,869	2,275	3,242

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	(1)	(1)	(2)	(16)	(14)	(2)	(1)	(6)	(5)	(3)	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	33	22	98	46	417	387	24	24	174	100	40	25
Unrealized Appreciation (Depreciation)	(69)	49	(132)	84	(940)	730	(90)	90	(313)	246	(106)	111
Change in Net Assets from Operations	(37)	70	(35)	128	(539)	1,103	(68)	113	(145)	341	(69)	133

Deposits	16	4	7	9	36	64	32	31	129	95	11	23

Payments and Withdrawals:
Death Benefits	-	-	8	8	69	4	-	-	-	-	-	-
Withdrawals	28	23	16	167	868	783	41	7	612	97	128	13
Administrative Fees	2	2	3	5	50	54	1	1	1	1	1	1
Net Transfers to (from) Fixed Account	85	(24)	363	(2)	376	389	(8)	3	39	42	1	(5)
Payments and Withdrawals	115	1	390	178	1,363	1,230	34	11	652	140	130	9

Net Assets:
Net Increase (Decrease)	(136)	73	(418)	(41)	(1,866)	(63)	(70)	133	(668)	296	(188)	147
Beginning of Year	708	635	1,060	1,101	8,081	8,144	834	701	2,108	1,812	765	618

End of Year	$572	708	642	1,060	6,215	8,081	764	834	1,440	2,108	577	765

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust

	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(4)	(3)	(2)	-	(3)	(2)	20	9	35	46	8	-
Net Realized Gain (Loss) and Capital Gains Distributions	28	27	14	9	18	22	551	71	1,328	212	1,369	366
Unrealized Appreciation (Depreciation)	(119)	115	(53)	37	(70)	62	(1,254)	843	(3,314)	2,881	(3,258)	3,444
Change in Net Assets from Operations	(95)	139	(41)	46	(55)	82	(683)	923	(1,951)	3,139	(1,881)	3,810

Deposits	53	77	27	18	42	37	204	115	473	673	122	228

Payments and Withdrawals:
Death Benefits	-	-	1	-	-	-	50	5	173	257	80	206
Withdrawals	64	63	37	1	7	48	793	869	2,778	2,452	2,493	2,984
Administrative Fees	1	1	-	-	1	1	92	102	238	270	207	269
Net Transfers to (from) Fixed Account	(26)	(5)	4	(138)	7	(3)	515	518	940	3,316	2,702	8,569
Payments and Withdrawals	39	59	42	(137)	15	46	1,450	1,494	4,129	6,295	5,482	12,028

Net Assets:
Net Increase (Decrease)	(81)	157	(56)	201	(28)	73	(1,929)	(456)	(5,607)	(2,483)	(7,241)	(7,990)
Beginning of Year	815	658	384	183	456	383	10,491	10,947	25,708	28,191	22,698	30,688

End of Year	$734	815	328	384	428	456	8,562	10,491	20,101	25,708	15,457	22,698
See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Funds Insurance Series®

	Global Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	(1)	(2)	-	(1)	-	1	2	4	3	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	15	7	4	-	53	19	1	-	14	4
Unrealized Appreciation (Depreciation)	(16)	4	(61)	16	(29)	16	(87)	27	(31)	15	(43)	9
Change in Net Assets from Operations	(13)	3	(48)	23	(26)	16	(33)	48	(26)	18	(28)	13

Deposits	227	-	96	21	20	1	48	97	41	-	148	-

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	15	1	48	-	20	-	93	1	48	-	17	2
Administrative Fees	1	-	-	-	-	-	-	-	-	-	1	-
Net Transfers to (from) Fixed Account	(69)	(30)	(176)	(64)	(61)	(34)	(284)	(218)	(50)	(189)	(72)	(91)
Payments and Withdrawals	(53)	(29)	(128)	(64)	(41)	(34)	(191)	(217)	(2)	(189)	(54)	(89)

Net Assets:
Net Increase (Decrease)	267	32	176	108	35	51	206	362	17	207	174	102
Beginning of Year	95	63	153	45	103	52	447	85	256	49	165	63

End of Year	$362	95	329	153	138	103	653	447	273	256	339	165

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2018 and 2017
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(153)	(101)	18	(25)	311	14	(53)	(45)	(12)	(104)	144	124
Net Realized Gain (Loss) and Capital Gains Distributions	1,152	270	77	101	842	352	902	560	1,019	286	18,875	11,384
Unrealized Appreciation (Depreciation)	(1,586)	1,699	(773)	757	(2,656)	1,557	(1,384)	1,351	(2,144)	1,798	(40,468)	30,031
Change in Net Assets from Operations	(587)	1,868	(678)	833	(1,503)	1,923	(535)	1,866	(1,137)	1,980	(21,449)	41,539

Deposits	450	217	204	151	227	388	297	372	287	247	17,432	19,516

Payments and Withdrawals:
Death Benefits	29	5	26	3	138	41	84	46	169	4	2,287	1,173
Withdrawals	515	534	174	241	931	759	547	584	1,191	869	22,955	24,356
Administrative Fees	151	90	60	42	182	160	163	126	193	171	1,523	1,480
Net Transfers to (from) Fixed Account	(6,191)	(4,065)	(1,102)	(1,567)	(302)	(5,904)	(1,423)	(5,294)	(14)	(5,555)	1,054	1,003
Payments and Withdrawals	(5,496)	(3,436)	(842)	(1,281)	949	(4,944)	(629)	(4,538)	1,539	(4,511)	27,819	28,012

Net Assets:
Net Increase (Decrease)	5,359	5,521	368	2,265	(2,225)	7,255	391	6,776	(2,389)	6,738	(31,836)	33,043
Beginning of Year	12,271	6,750	4,951	2,686	17,984	10,729	14,160	7,384	19,484	12,746	301,767	268,724

End of Year	$17,630	12,271	5,319	4,951	15,759	17,984	14,551	14,160	17,095	19,484	269,931	301,767
See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Annuity;
•	Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
•	Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
•	Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents at KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Smaller-Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II
Northern Lights Variable Trust
Dreyfus Variable Investment Fund	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares

Dreyfus Stock Index Fund, Inc. - Initial Shares	American Funds Insurance Series®
Global Bond Fund - Class 2 Shares
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Global Growth Fund - Class 2 Shares
New World Fund® - Class 2 Shares
JPMorgan Insurance Trust	Growth-Income Fund - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
American Funds Insurance Series® Managed Risk Funds
Franklin Templeton Variable Insurance Products Trust	Managed Risk Growth Fund - Class P2 Shares
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Fund Changes

The Federated Managed Tail Risk Fund II was reorganized as Federated Managed Volatility Fund II on August 17, 2018.

There were no funds that merged during the year ended December 31, 2017.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Recently Issued Accounting Standards

In May 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity’s contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  All revenues applicable to the Account are accounted for as insurance-type revenues and are excluded under this FASB.

In August 2018, the FASB issued guidance regarding the disclosure requirements for fair value.  This guidance modifies the disclosure requirements for fair value measurement in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  We are currently evaluating this guidance which will only impact disclosures.

All other new accounting standards and updates of existing standards issued in 2018 and 2017 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 26, 2019, the date that the financial statements have been issued.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2018:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$307	$252
Federated High Income Bond Fund II - P	999	891
Federated Government Money Fund II - S	23,265	23,008
MFS® Research Series - Initial Class Shares	1,256	790
MFS® Growth Series - Initial Class Shares	1,545	1,311
MFS® Total Return Series - Initial Class Shares	714	1,019
MFS® Total Return Bond Series - Initial Class Shares	948	855
MFS® Utilities Series - Initial Class Shares	1,135	2,250
MFS® Strategic Income Portfolio - Initial Class Shares	614	280
American Century VP Capital Appreciation Fund - Class I	409	618
American Century VP International Fund - Class I	1,478	989
American Century VP Value Fund - Class I	957	1,290
American Century VP Income & Growth Fund - Class I	326	196
American Century VP Ultra® Fund - Class I	622	374
American Century VP Mid Cap Value Fund - Class I	138	125
American Century VP Inflation Protection Fund - Class II	521	372
Dreyfus Appreciation Portfolio - Initial Shares	839	524
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	2,002	1,025
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,275	2,773
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	351	129
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	268	191
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,338	1,040
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	644	680
Franklin Global Real Estate VIP Fund - Class 2	381	314
Franklin Small-Mid Cap Growth VIP Fund - Class 2	481	299
Templeton Developing Markets VIP Fund - Class 2	581	459
Templeton Foreign VIP Fund - Class 2	614	403
Calamos Growth and Income Portfolio	2,044	2,014
Invesco V.I. American Franchise Fund - Series I Shares	374	87
Invesco V.I. Technology Fund - Series I Shares	326	212
Invesco V.I. Core Equity Fund - Series I Shares	116	97
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	292	511
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	972	721
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	168	222
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	773	664
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	171	1,012
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	44	125
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	53	410
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	427	1,521
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	66	54
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	209	692
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	36	143
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	110	82
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	37	48
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	70	33
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1,968	2,716
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	2,910	5,454
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,819	6,165
American Funds Global Bond Fund - Class 2 Shares	317	33
American Funds Global Growth Fund - Class 2 Shares	347	109
American Funds New World Fund® - Class 2 Shares	89	25
American Funds Growth-Income Fund - Class 2 Shares	646	365
American Funds Capital Income Builder® - Class 2 Shares	109	61
American Funds Asset Allocation Fund - Class 2 Shares	285	67
American Funds Managed Risk Growth Fund - Class P2 Shares	8,695	1,953
American Funds Managed Risk International Fund - Class P2 Shares	1,596	507
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	4,244	4,055
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	4,242	2,720
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	3,923	4,439
Total	$82,486	$79,774

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2017:	Cost of Purchases	Proceeds from Sales
	( in thousands)

Federated Managed Volatility Fund II - P	$240	$322
Federated High Income Bond Fund II - P	903	826
Federated Government Money Fund II - S	23,277	23,196
MFS® Research Series - Initial Class Shares	778	822
MFS® Growth Series - Initial Class Shares	827	1,680
MFS® Total Return Series - Initial Class Shares	787	992
MFS® Total Return Bond Series - Initial Class Shares	779	772
MFS® Utilities Series - Initial Class Shares	1,610	2,344
MFS® Strategic Income Portfolio - Initial Class Shares	281	199
American Century VP Capital Appreciation Fund - Class I	915	763
American Century VP International Fund - Class I	597	1,659
American Century VP Value Fund - Class I	1,039	1,273
American Century VP Income & Growth Fund - Class I	219	260
American Century VP Ultra® Fund - Class I	486	444
American Century VP Mid Cap Value Fund - Class I	117	218
American Century VP Inflation Protection Fund - Class II	472	450
Dreyfus Appreciation Portfolio - Initial Shares	761	545
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	763	957
Dreyfus Stock Index Fund, Inc. - Initial Shares	1,910	2,797
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	118	60
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	167	367
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	501	559
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	730	610
Franklin Global Real Estate VIP Fund - Class 2	297	338
Franklin Small-Mid Cap Growth VIP Fund - Class 2	357	163
Templeton Developing Markets VIP Fund - Class 2	452	880
Templeton Foreign VIP Fund - Class 2	912	599
Calamos Growth and Income Portfolio	1,782	1,990
Invesco V.I. American Franchise Fund - Series I Shares	123	143
Invesco V.I. Technology Fund - Series I Shares	93	84
Invesco V.I. Core Equity Fund - Series I Shares	136	69
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	209	311
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,225	735
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	161	152
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	679	438
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	193	1,158
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	91	75
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	51	195
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	419	1,372
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	66	26
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	212	192
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	58	25
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	114	77
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	168	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	63	59
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	592	1,946
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	2,152	7,728
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,522	13,322
American Funds Global Bond Fund - Class 2 Shares	30	2
American Funds Global Growth Fund - Class 2 Shares	132	45
American Funds New World Fund® - Class 2 Shares	36	1
American Funds Growth-Income Fund - Class 2 Shares	359	25
American Funds Capital Income Builder® - Class 2 Shares	194	2
American Funds Asset Allocation Fund - Class 2 Shares	97	4
American Funds Managed Risk Growth Fund - Class P2 Shares	4,957	1,262
American Funds Managed Risk International Fund - Class P2 Shares	2,093	646
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	7,478	1,900
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	6,906	1,577
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	6,554	1,744
Total	$79,240	$81,405

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)
3.  Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2018 and 2017, all assets were measured at fair value on a recurring basis totaling $269,931,000 and $301,767,000, respectively, were Level 2 assets.  The Account did not have any transfers between levels during the years ended December 31, 2018 and 2017.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4.   Expenses and Deductions

Century II Variable Annuity

During 2018, $98,000 (2017 - $151,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2018, other fees and charges totaled $5,613,000 (2017 - $5,348,000) and the largest component was the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Century II Freedom Annuity

During 2018, $133,000 (2017 - $125,000) was assessed in other contract charges composed of mortality and expense risk charges and administration charge.  The largest component is the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2018:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Managed Volatility Fund II - P	$41	$1	$42
Federated High Income Bond Fund II - P	57	7	64
Federated Government Money Fund II - S	35	3	38
MFS® Research Series - Initial Class Shares	99	1	100
MFS® Growth Series - Initial Class Shares	148	1	149
MFS® Total Return Series - Initial Class Shares	76	14	90
MFS® Total Return Bond Series - Initial Class Shares	62	6	68
MFS® Utilities Series - Initial Class Shares	168	11	179
MFS® Strategic Income Portfolio - Initial Class Shares	29	3	32
American Century VP Capital Appreciation Fund - Class I	66	-	66
American Century VP International Fund - Class I	85	1	86
American Century VP Value Fund - Class I	102	3	105
American Century VP Income & Growth Fund - Class I	22	2	24
American Century VP Ultra® Fund - Class I	18	-	18
American Century VP Mid Cap Value Fund - Class I	15	-	15
American Century VP Inflation Protection Fund - Class II	31	3	34
Dreyfus Appreciation Portfolio - Initial Shares	56	-	56
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	102	1	103
Dreyfus Stock Index Fund, Inc. - Initial Shares	234	10	244
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	13	-	13
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	21	1	22
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	62	4	66
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	54	3	57
Franklin Global Real Estate VIP Fund - Class 2	29	1	30
Franklin Small-Mid Cap Growth VIP Fund - Class 2	21	-	21
Templeton Developing Markets VIP Fund - Class 2	47	2	49
Templeton Foreign VIP Fund - Class 2	53	2	55
Calamos Growth and Income Portfolio	213	6	219
Invesco V.I. American Franchise Fund - Series I Shares	7	-	7
Invesco V.I. Technology Fund - Series I Shares	12	-	12
Invesco V.I. Core Equity Fund - Series I Shares	9	-	9
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	27	1	28
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	42	5	47
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	15	-	15
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	39	2	41
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	37	3	40
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	6	4	10
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	8	2	10
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	102	5	107
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	12	-	12
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	24	-	24
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	9	-	9
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	12	-	12
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	5	-	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	7	-	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	129	5	134
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	333	1	334
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	274	3	277
American Funds Global Bond Fund - Class 2 Shares	5	-	5
American Funds Global Growth Fund - Class 2 Shares	4	-	4
American Funds New World Fund® - Class 2 Shares	2	-	2
American Funds Growth-Income Fund - Class 2 Shares	7	2	9
American Funds Capital Income Builder® - Class 2 Shares	4	-	4
American Funds Asset Allocation Fund - Class 2 Shares	4	1	5
American Funds Managed Risk Growth Fund - Class P2 Shares	218	-	218
American Funds Managed Risk International Fund - Class P2 Shares	75	-	75
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	241	-	241
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	209	-	209
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	262	4	266
	$4,099	$124	$4,223

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2018:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	11	11	-
Federated High Income Bond Fund II - P	21	26	(5)
Federated Government Money Fund II - S	1,994	1,972	22
MFS® Research Series - Initial Class Shares	9	15	(6)
MFS® Growth Series - Initial Class Shares	16	21	(5)
MFS® Total Return Series - Initial Class Shares	9	26	(17)
MFS® Total Return Bond Series - Initial Class Shares	35	35	-
MFS® Utilities Series - Initial Class Shares	14	30	(16)
MFS® Strategic Income Portfolio - Initial Class Shares	25	12	13
American Century VP Capital Appreciation Fund - Class I	11	16	(5)
American Century VP International Fund - Class I	36	32	4
American Century VP Value Fund - Class I	41	59	(18)
American Century VP Income & Growth Fund - Class I	11	11	-
American Century VP Ultra® Fund - Class I	15	11	4
American Century VP Mid Cap Value Fund - Class I	2	3	(1)
American Century VP Inflation Protection Fund - Class II	34	25	9
Dreyfus Appreciation Portfolio - Initial Shares	9	15	(6)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	27	31	(4)
Dreyfus Stock Index Fund, Inc. - Initial Shares	47	74	(27)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	3	2	1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	4	(2)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	24	23	1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	14	16	(2)
Franklin Global Real Estate VIP Fund - Class 2	14	12	2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	21	17	4
Templeton Developing Markets VIP Fund - Class 2	22	16	6
Templeton Foreign VIP Fund - Class 2	17	13	4
Calamos Growth and Income Portfolio	43	62	(19)
Invesco V.I. American Franchise Fund - Series I Shares	35	8	27
Invesco V.I. Technology Fund - Series I Shares	45	32	13
Invesco V.I. Core Equity Fund - Series I Shares	5	7	(2)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	20	33	(13)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	22	25	(3)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	5	6	(1)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	26	33	(7)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	8	77	(69)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	9	(8)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	1	26	(25)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	6	100	(94)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	3	3	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	9	42	(33)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	1	8	(7)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	5	4	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	3	1	2
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	118	223	(105)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	119	419	(300)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	42	482	(440)
American Funds Global Bond Fund - Class 2 Shares	31	4	27
American Funds Global Growth Fund - Class 2 Shares	24	7	17
American Funds New World Fund® - Class 2 Shares	6	2	4
American Funds Growth-Income Fund - Class 2 Shares	44	26	18
American Funds Capital Income Builder® - Class 2 Shares	9	5	4
American Funds Asset Allocation Fund - Class 2 Shares	21	5	16
American Funds Managed Risk Growth Fund - Class P2 Shares	569	128	441
American Funds Managed Risk International Fund - Class P2 Shares	122	35	87
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	264	325	(61)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	270	198	72
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	249	354	(105)

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2017:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	11	16	(5)
Federated High Income Bond Fund II - P	20	26	(6)
Federated Government Money Fund II - S	1,981	1,973	8
MFS® Research Series - Initial Class Shares	6	19	(13)
MFS® Growth Series - Initial Class Shares	10	35	(25)
MFS® Total Return Series - Initial Class Shares	13	25	(12)
MFS® Research Bond Series - Initial Class Shares	28	32	(4)
MFS® Utilities Series - Initial Class Shares	16	33	(17)
MFS® Strategic Income Portfolio - Initial Class Shares	9	8	1
American Century VP Capital Appreciation Fund - Class I	12	22	(10)
American Century VP International Fund - Class I	21	63	(42)
American Century VP Value Fund - Class I	48	60	(12)
American Century VP Income & Growth Fund - Class I	11	17	(6)
American Century VP Ultra® Fund - Class I	18	18	-
American Century VP Mid Cap Value Fund - Class I	3	9	(6)
American Century VP Inflation Protection Fund - Class II	31	32	(1)
Dreyfus Appreciation Portfolio - Initial Shares	8	17	(9)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	27	33	(6)
Dreyfus Stock Index Fund, Inc. - Initial Shares	42	85	(43)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	4	11	(7)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	12	13	(1)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	15	16	(1)
Franklin Global Real Estate VIP Fund - Class 2	10	13	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	17	11	6
Templeton Developing Markets VIP Fund - Class 2	18	36	(18)
Templeton Foreign VIP Fund - Class 2	27	18	9
Calamos Growth and Income Portfolio	36	67	(31)
Invesco V.I. American Franchise Fund - Series I Shares	11	15	(4)
Invesco V.I. Technology Fund - Series I Shares	11	15	(4)
Invesco V.I. Core Equity Fund - Series I Shares	9	5	4
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	17	23	(6)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	19	31	(12)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	5	4	1
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	30	23	7
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	10	90	(80)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	5	4	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	1	14	(13)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	7	93	(86)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	8	12	(4)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	5	4	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	9	-	9
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	3	4	(1)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	37	159	(122)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	146	624	(478)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	98	1,126	(1,028)
American Funds Global Bond Fund - Class 2 Shares	3	-	3
American Funds Global Growth Fund - Class 2 Shares	10	3	7
American Funds New World Fund® - Class 2 Shares	3	-	3
American Funds Growth-Income Fund - Class 2 Shares	28	2	26
American Funds Capital Income Builder® - Class 2 Shares	18	-	18
American Funds Asset Allocation Fund - Class 2 Shares	8	-	8
American Funds Managed Risk Growth Fund - Class P2 Shares	397	95	302
American Funds Managed Risk International Fund - Class P2 Shares	177	53	124
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	638	151	487
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	560	123	437
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	560	134	426

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2018, follows:

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Federated Managed Volatility Fund II - P
2018	158	$11.541	to	$17.297	$2,711	3.51%	1.40%	to	1.65%	-10.69%	to	-10.46%
2017	158	$12.922	to	$19.317	$3,039	1.60%	1.40%	to	1.65%	9.13%	to	9.41%
2016	163	$11.840	to	$17.656	$2,861	1.76%	1.40%	to	1.65%	-5.78%	to	-5.53%
2015	172	$12.566	to	$18.689	$3,192	1.67%	1.40%	to	1.65%	-7.81%	to	-7.59%
2014	175	$13.630	to	$20.224	$3,517	1.72%	1.40%	to	1.65%	-2.58%	to	-2.34%

Federated High Income Bond Fund II - P
2018	140	$23.832	to	$29.926	$4,073	7.94%	1.40%	to	1.65%	-4.88%	to	-4.64%
2017	145	$25.054	to	$31.382	$4,454	6.64%	1.40%	to	1.65%	5.20%	to	5.46%
2016	151	$23.816	to	$29.758	$4,376	6.37%	1.40%	to	1.65%	12.94%	to	13.22%
2015	169	$21.088	to	$26.283	$4,318	5.68%	1.40%	to	1.65%	-4.17%	to	-3.93%
2014	178	$22.005	to	$27.357	$4,761	5.90%	1.40%	to	1.65%	1.01%	to	1.26%

Federated Government Money Fund II - S
2018	230	$9.178	to	$11.781	$2,683	1.25%	1.40%	to	1.65%	-0.40%	to	-0.16%
2017	208	$9.215	to	$11.800	$2,426	0.32%	1.40%	to	1.65%	-1.32%	to	-1.08%
2016	200	$9.339	to	$11.929	$2,345	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2015	271	$9.495	to	$12.097	$3,171	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2014	354	$9.653	to	$12.268	$4,267	0.00%	1.40%	to	1.65%	-1.63%	to	-1.39%

MFS® Research Series - Initial Class Shares
2018	161	$32.787	to	$40.064	$6,424	0.69%	1.40%	to	1.65%	-5.94%	to	-5.71%
2017	167	$34.858	to	$42.488	$7,087	1.34%	1.40%	to	1.65%	21.36%	to	21.66%
2016	180	$28.724	to	$34.924	$6,261	0.77%	1.40%	to	1.65%	6.96%	to	7.22%
2015	198	$26.856	to	$32.571	$6,434	0.73%	1.40%	to	1.65%	-0.85%	to	-0.60%
2014	211	$27.085	to	$32.767	$6,911	0.81%	1.40%	to	1.65%	8.40%	to	8.67%

MFS® Growth Series - Initial Class Shares
2018	193	$41.894	to	$50.089	$9,633	0.09%	1.40%	to	1.65%	0.98%	to	1.23%
2017	198	$41.487	to	$49.478	$9,806	0.10%	1.40%	to	1.65%	29.26%	to	29.58%
2016	223	$32.096	to	$38.183	$8,515	0.04%	1.40%	to	1.65%	0.77%	to	1.02%
2015	238	$31.852	to	$37.798	$8,985	0.15%	1.40%	to	1.65%	5.80%	to	6.06%
2014	241	$30.106	to	$35.637	$8,579	0.10%	1.40%	to	1.65%	7.16%	to	7.43%

MFS® Total Return Series - Initial Class Shares
2018	171	$20.709	to	$35.729	$5,545	2.17%	1.40%	to	1.65%	-7.17%	to	-6.93%
2017	188	$22.308	to	$38.389	$6,596	2.32%	1.40%	to	1.65%	10.47%	to	10.74%
2016	200	$20.194	to	$34.666	$6,372	2.84%	1.40%	to	1.65%	7.31%	to	7.58%
2015	230	$18.818	to	$32.224	$6,842	2.61%	1.40%	to	1.65%	-2.00%	to	-1.75%
2014	246	$19.203	to	$32.800	$7,431	1.91%	1.40%	to	1.65%	6.72%	to	6.99%

MFS® Total Return Bond Series - Initial Class Shares
2018	207	$15.365	to	$22.813	$4,581	3.29%	1.40%	to	1.65%	-2.72%	to	-2.47%
2017	207	$15.794	to	$23.391	$4,698	3.30%	1.40%	to	1.65%	2.75%	to	3.01%
2016	211	$15.371	to	$22.708	$4,642	3.41%	1.40%	to	1.65%	2.53%	to	2.79%
2015	220	$14.992	to	$22.092	$4,705	2.03%	1.40%	to	1.65%	-1.93%	to	-1.69%
2014	695	$15.287	to	$22.472	$15,432	2.83%	1.40%	to	1.65%	4.12%	to	4.37%

MFS® Utilities Series - Initial Class Shares
2018	177	$45.723	to	$68.914	$11,864	1.09%	1.40%	to	1.65%	-0.60%	to	-0.35%
2017	193	$46.001	to	$69.159	$13,009	4.25%	1.40%	to	1.65%	12.96%	to	13.24%
2016	210	$40.724	to	$61.073	$12,498	3.74%	1.40%	to	1.65%	9.65%	to	9.92%
2015	244	$37.141	to	$55.560	$13,202	4.17%	1.40%	to	1.65%	-15.92%	to	-15.71%
2014	253	$44.172	to	$65.913	$16,184	2.10%	1.40%	to	1.65%	10.89%	to	11.17%

MFS® Strategic Income Portfolio - Initial Class Shares
2018	113	$16.648	to	$20.629	$2,295	4.00%	1.40%	to	1.65%	-3.60%	to	-3.36%
2017	100	$17.270	to	$21.346	$2,096	4.63%	1.40%	to	1.65%	4.51%	to	4.76%
2016	99	$16.525	to	$20.375	$1,985	2.99%	1.40%	to	1.65%	6.47%	to	6.74%
2015	111	$15.521	to	$19.089	$2,084	3.78%	1.40%	to	1.65%	-3.46%	to	-3.22%
2014	299	$16.077	to	$19.724	$5,328	3.15%	1.40%	to	1.65%	1.58%	to	1.84%

American Century VP Capital Appreciation Fund - Class I
2018	128	$32.240	to	$38.746	$4,141	0.00%	1.40%	to	1.65%	-6.76%	to	-6.52%
2017	133	$34.489	to	$41.533	$4,583	0.00%	1.40%	to	1.65%	19.81%	to	20.10%
2016	143	$28.716	to	$34.684	$4,115	0.00%	1.40%	to	1.65%	1.54%	to	1.79%
2015	154	$28.210	to	$34.158	$4,357	0.00%	1.40%	to	1.65%	0.26%	to	0.51%
2014	150	$28.066	to	$34.069	$4,224	0.00%	1.40%	to	1.65%	6.37%	to	6.64%

American Century VP International Fund - Class I
2018	218	$21.008	to	$23.851	$5,184	1.26%	1.40%	to	1.65%	-16.62%	to	-16.41%
2017	214	$25.194	to	$28.532	$6,092	0.89%	1.40%	to	1.65%	29.07%	to	29.38%
2016	256	$19.520	to	$22.052	$5,644	1.04%	1.40%	to	1.65%	-7.05%	to	-6.81%
2015	250	$21.000	to	$23.664	$5,914	0.52%	1.40%	to	1.65%	-0.89%	to	-0.64%
2014	447	$21.188	to	$23.817	$10,637	1.69%	1.40%	to	1.65%	-7.05%	to	-6.82%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

American Century VP Value Fund - Class I
2018	356	$18.015	to	$27.207	$6,480	1.65%	1.40%	to	1.65%	-10.64%	to	-10.42%
2017	374	$20.110	to	$30.448	$7,587	1.66%	1.40%	to	1.65%	6.97%	to	7.24%
2016	386	$18.753	to	$28.463	$7,317	1.74%	1.40%	to	1.65%	18.51%	to	18.81%
2015	405	$15.784	to	$24.018	$6,462	2.09%	1.40%	to	1.65%	-5.46%	to	-5.22%
2014	818	$16.654	to	$25.404	$13,724	1.54%	1.40%	to	1.65%	11.23%	to	11.51%

American Century VP Income & Growth Fund - Class I
2018	109	$13.759	to	$27.151	$1,535	1.92%	1.40%	to	1.65%	-8.40%	to	-8.17%
2017	109	$14.983	to	$29.641	$1,678	2.37%	1.40%	to	1.65%	18.52%	to	18.81%
2016	115	$12.611	to	$25.009	$1,491	2.38%	1.40%	to	1.65%	11.63%	to	11.91%
2015	119	$11.269	to	$22.404	$1,379	2.10%	1.40%	to	1.65%	-7.17%	to	-6.93%
2014	123	$12.108	to	$24.134	$1,537	2.03%	1.40%	to	1.65%	10.66%	to	10.94%

American Century VP Ultra® Fund - Class I
2018	40	$27.794	to	$28.902	$1,157	0.24%	1.40%	to	1.65%	-0.90%	to	-0.65%
2017	36	$28.046	to	$29.091	$1,048	0.37%	1.40%	to	1.65%	30.07%	to	30.40%
2016	36	$21.563	to	$22.310	$800	0.34%	1.40%	to	1.65%	2.74%	to	2.99%
2015	39	$20.988	to	$21.662	$840	0.62%	1.40%	to	1.65%	4.53%	to	4.79%
2014	72	$20.078	to	$20.671	$1,490	0.38%	1.40%	to	1.65%	8.20%	to	8.46%

American Century VP Mid Cap Value Fund - Class I
2018	41	$21.381	to	$22.069	$894	1.40%	1.40%	to	1.65%	-14.27%	to	-14.05%
2017	42	$24.940	to	$25.678	$1,090	1.56%	1.40%	to	1.65%	9.87%	to	10.15%
2016	48	$22.699	to	$23.313	$1,110	1.71%	1.40%	to	1.65%	20.84%	to	21.15%
2015	55	$18.784	to	$19.243	$1,051	1.59%	1.40%	to	1.65%	-3.04%	to	-2.81%
2014	41	$19.374	to	$19.798	$806	1.21%	1.40%	to	1.65%	14.52%	to	14.81%

American Century VP Inflation Protection Fund - Class II
2018	181	$12.452	to	$12.946	$2,334	2.87%	1.40%	to	1.65%	-4.41%	to	-4.18%
2017	172	$13.027	to	$13.511	$2,321	2.64%	1.40%	to	1.65%	1.98%	to	2.24%
2016	173	$12.774	to	$13.215	$2,276	1.81%	1.40%	to	1.65%	2.68%	to	2.94%
2015	171	$12.441	to	$12.838	$2,195	3.23%	1.40%	to	1.65%	-4.06%	to	-3.83%
2014	579	$12.968	to	$13.349	$7,717	1.27%	1.40%	to	1.65%	1.61%	to	1.86%

Dreyfus Appreciation Portfolio - Initial Shares
2018	125	$25.855	to	$28.899	$3,607	1.25%	1.40%	to	1.65%	-8.38%	to	-8.15%
2017	131	$28.221	to	$31.464	$4,112	1.34%	1.40%	to	1.65%	25.26%	to	25.57%
2016	140	$22.531	to	$25.058	$3,511	1.63%	1.40%	to	1.65%	6.14%	to	6.40%
2015	164	$21.228	to	$23.550	$3,871	1.70%	1.40%	to	1.65%	-4.07%	to	-3.82%
2014	176	$22.127	to	$24.486	$4,308	1.83%	1.40%	to	1.65%	6.32%	to	6.59%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2018	245	$20.866	to	$23.430	$5,739	0.00%	1.40%	to	1.65%	-20.41%	to	-20.21%
2017	249	$26.216	to	$29.363	$7,301	0.00%	1.40%	to	1.65%	22.65%	to	22.95%
2016	255	$21.375	to	$23.882	$6,093	0.00%	1.40%	to	1.65%	15.15%	to	15.44%
2015	274	$18.562	to	$20.687	$5,666	0.00%	1.40%	to	1.65%	-3.88%	to	-3.64%
2014	291	$19.311	to	$21.468	$6,254	0.00%	1.40%	to	1.65%	-0.07%	to	0.18%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2018	488	$30.088	to	$31.282	$15,230	1.65%	1.40%	to	1.65%	-6.20%	to	-5.97%
2017	515	$32.078	to	$33.267	$17,096	1.70%	1.40%	to	1.65%	19.55%	to	19.86%
2016	558	$26.831	to	$27.756	$15,480	2.02%	1.40%	to	1.65%	9.88%	to	10.15%
2015	592	$24.419	to	$25.198	$14,901	1.76%	1.40%	to	1.65%	-0.55%	to	-0.30%
2014	893	$24.553	to	$25.273	$22,556	1.74%	1.40%	to	1.65%	11.57%	to	11.85%

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2018	18	$26.365	to	$50.117	$879	1.73%	1.40%	to	1.65%	-5.98%	to	-5.74%
2017	17	$28.041	to	$53.168	$882	1.10%	1.40%	to	1.65%	13.45%	to	13.74%
2016	17	$24.716	to	$46.747	$768	1.32%	1.40%	to	1.65%	8.57%	to	8.84%
2015	19	$22.766	to	$42.951	$804	1.01%	1.40%	to	1.65%	-4.78%	to	-4.54%
2014	16	$23.908	to	$44.994	$731	1.06%	1.40%	to	1.65%	11.60%	to	11.87%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2018	43	$30.371	to	$32.143	$1,368	0.83%	1.40%	to	1.65%	-7.71%	to	-7.48%
2017	45	$32.908	to	$34.740	$1,570	0.84%	1.40%	to	1.65%	20.33%	to	20.63%
2016	52	$27.347	to	$28.798	$1,492	0.99%	1.40%	to	1.65%	9.12%	to	9.40%
2015	58	$25.061	to	$26.324	$1,533	1.06%	1.40%	to	1.65%	-0.79%	to	-0.54%
2014	46	$25.259	to	$26.467	$1,209	0.93%	1.40%	to	1.65%	12.04%	to	12.32%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2018	113	$33.555	to	$35.084	$3,967	0.38%	1.40%	to	1.65%	-13.38%	to	-13.16%
2017	112	$38.737	to	$40.401	$4,530	0.32%	1.40%	to	1.65%	13.35%	to	13.63%
2016	113	$34.176	to	$35.555	$4,024	0.54%	1.40%	to	1.65%	18.25%	to	18.54%
2015	122	$28.902	to	$29.994	$3,653	0.12%	1.40%	to	1.65%	-6.83%	to	-6.60%
2014	189	$31.021	to	$32.112	$6,067	0.14%	1.40%	to	1.65%	7.80%	to	8.07%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2018	103	$32.417	to	$33.710	$3,474	0.96%	1.40%	to	1.65%	-13.29%	to	-13.07%
2017	105	$37.384	to	$38.778	$4,078	0.80%	1.40%	to	1.65%	11.91%	to	12.19%
2016	106	$33.406	to	$34.565	$3,657	0.88%	1.40%	to	1.65%	12.82%	to	13.10%
2015	114	$29.611	to	$30.561	$3,490	0.76%	1.40%	to	1.65%	-4.25%	to	-4.01%
2014	193	$30.925	to	$31.838	$6,143	0.79%	1.40%	to	1.65%	13.22%	to	13.51%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Franklin Global Real Estate VIP Fund - Class 2
2018	94	$18.715	to	$21.645	$2,026	2.65%	1.40%	to	1.65%	-8.31%	to	-8.08%
2017	92	$20.411	to	$23.547	$2,159	3.02%	1.40%	to	1.65%	8.67%	to	8.94%
2016	95	$18.782	to	$21.614	$2,055	1.19%	1.40%	to	1.65%	-1.11%	to	-0.86%
2015	98	$18.992	to	$21.801	$2,131	2.63%	1.40%	to	1.65%	-1.07%	to	-0.83%
2014	174	$19.198	to	$21.982	$3,816	0.45%	1.40%	to	1.65%	13.13%	to	13.41%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2018	98	$13.606	to	$29.375	$1,334	0.00%	1.40%	to	1.65%	-6.93%	to	-6.69%
2017	94	$14.582	to	$31.561	$1,384	0.00%	1.40%	to	1.65%	19.42%	to	19.71%
2016	88	$12.181	to	$26.429	$1,074	0.00%	1.40%	to	1.65%	2.47%	to	2.72%
2015	92	$11.858	to	$25.793	$1,093	0.00%	1.40%	to	1.65%	-4.25%	to	-4.01%
2014	86	$12.353	to	$26.938	$1,068	0.00%	1.40%	to	1.65%	5.71%	to	5.97%

Templeton Developing Markets VIP Fund - Class 2
2018	141	$22.020	to	$28.927	$3,123	0.86%	1.40%	to	1.65%	-17.18%	to	-16.97%
2017	135	$26.522	to	$34.928	$3,610	0.96%	1.40%	to	1.65%	38.12%	to	38.46%
2016	153	$19.154	to	$25.289	$2,952	0.82%	1.40%	to	1.65%	15.52%	to	15.80%
2015	170	$16.540	to	$21.891	$2,836	1.83%	1.40%	to	1.65%	-20.92%	to	-20.72%
2014	225	$20.862	to	$27.682	$4,710	1.49%	1.40%	to	1.65%	-9.89%	to	-9.67%

Templeton Foreign VIP Fund - Class 2
2018	128	$19.339	to	$27.486	$3,477	2.65%	1.40%	to	1.65%	-16.84%	to	-16.62%
2017	124	$23.254	to	$32.966	$4,007	2.60%	1.40%	to	1.65%	14.79%	to	15.08%
2016	115	$20.258	to	$28.647	$3,225	1.96%	1.40%	to	1.65%	5.42%	to	5.69%
2015	124	$19.216	to	$27.106	$3,289	2.39%	1.40%	to	1.65%	-8.02%	to	-7.79%
2014	231	$20.892	to	$29.397	$6,711	1.85%	1.40%	to	1.65%	-12.59%	to	-12.37%

Calamos Growth and Income Portfolio
2018	517	$22.650	to	$26.866	$13,837	1.27%	1.40%	to	1.65%	-5.96%	to	-5.72%
2017	536	$24.085	to	$28.497	$15,217	0.85%	1.40%	to	1.65%	13.63%	to	13.91%
2016	567	$21.196	to	$25.017	$14,148	2.39%	1.40%	to	1.65%	4.58%	to	4.84%
2015	622	$20.268	to	$23.862	$14,785	2.70%	1.40%	to	1.65%	-0.53%	to	-0.28%
2014	645	$20.377	to	$23.930	$15,391	0.98%	1.40%	to	1.65%	5.09%	to	5.36%

Invesco V.I. American Franchise Fund - Series I Shares
2018	75	$8.346	to	$24.563	$630	0.00%	1.40%	to	1.65%	-5.21%	to	-4.98%
2017	48	$8.783	to	$25.913	$427	0.08%	1.40%	to	1.65%	25.26%	to	25.57%
2016	52	$6.994	to	$20.687	$382	0.00%	1.40%	to	1.65%	0.59%	to	0.85%
2015	54	$6.935	to	$20.565	$392	0.00%	1.40%	to	1.65%	3.29%	to	3.55%
2014	59	$6.698	to	$19.910	$416	0.04%	1.40%	to	1.65%	6.66%	to	6.94%

Invesco V.I. Technology Fund - Series I Shares
2018	145	$5.603	to	$32.799	$821	0.00%	1.40%	to	1.65%	-2.09%	to	-1.84%
2017	132	$5.708	to	$33.500	$765	0.00%	1.40%	to	1.65%	32.93%	to	33.27%
2016	136	$4.283	to	$25.202	$591	0.00%	1.40%	to	1.65%	-2.38%	to	-2.15%
2015	127	$4.377	to	$25.816	$565	0.00%	1.40%	to	1.65%	5.07%	to	5.34%
2014	122	$4.155	to	$24.571	$516	0.00%	1.40%	to	1.65%	9.23%	to	9.49%

Invesco V.I. Core Equity Fund - Series I Shares
2018	43	$11.439	to	$22.808	$492	0.91%	1.40%	to	1.65%	-10.89%	to	-10.67%
2017	45	$12.805	to	$25.594	$572	1.03%	1.40%	to	1.65%	11.33%	to	11.61%
2016	41	$11.473	to	$22.990	$472	0.69%	1.40%	to	1.65%	8.46%	to	8.73%
2015	52	$-	to	$10.552	$547	1.10%	1.40%	to	1.65%	-7.08%	to	0.00%
2014	63	$11.356	to	$22.869	$713	0.83%	1.40%	to	1.65%	6.38%	to	6.65%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2018	131	$12.673	to	$29.101	$1,692	0.00%	1.40%	to	1.65%	-6.54%	to	-6.31%
2017	144	$13.526	to	$31.138	$1,980	0.00%	1.40%	to	1.65%	20.67%	to	20.97%
2016	150	$11.181	to	$25.803	$1,707	0.00%	1.40%	to	1.65%	0.36%	to	0.61%
2015	154	$11.113	to	$25.711	$1,740	0.00%	1.40%	to	1.65%	3.64%	to	3.90%
2014	389	$10.696	to	$24.808	$4,202	0.00%	1.40%	to	1.65%	5.39%	to	5.65%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2018	111	$23.086	to	$57.724	$2,703	0.00%	1.40%	to	1.65%	-9.96%	to	-9.73%
2017	114	$25.574	to	$64.106	$3,069	0.00%	1.40%	to	1.65%	32.72%	to	33.05%
2016	126	$19.221	to	$48.302	$2,502	0.00%	1.40%	to	1.65%	17.07%	to	17.36%
2015	135	$16.378	to	$41.260	$2,294	0.00%	1.40%	to	1.65%	8.02%	to	8.29%
2014	123	$15.125	to	$38.197	$1,930	0.00%	1.40%	to	1.65%	23.07%	to	23.38%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2018	32	$27.846	to	$28.957	$924	0.00%	1.40%	to	1.65%	-14.26%	to	-14.04%
2017	33	$32.476	to	$33.686	$1,110	0.00%	1.40%	to	1.65%	10.24%	to	10.51%
2016	32	$29.460	to	$30.482	$983	0.00%	1.40%	to	1.65%	11.80%	to	12.08%
2015	35	$26.350	to	$27.196	$964	0.00%	1.40%	to	1.65%	-4.89%	to	-4.65%
2014	41	$27.703	to	$28.521	$1,169	0.00%	1.40%	to	1.65%	4.05%	to	4.31%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2018	145	$16.937	to	$17.439	$2,531	0.43%	1.40%	to	1.65%	-8.18%	to	-7.94%
2017	152	$18.445	to	$18.944	$2,869	0.80%	1.40%	to	1.65%	19.60%	to	19.90%
2016	145	$15.422	to	$15.800	$2,288	0.62%	1.40%	to	1.65%	5.96%	to	6.23%
2015	150	$14.554	to	$14.873	$2,223	0.63%	1.40%	to	1.65%	-1.22%	to	-0.98%
2014	291	$14.734	to	$15.020	$4,369	0.73%	1.40%	to	1.65%	9.83%	to	10.10%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2018	184	$12.008	to	$12.363	$2,275	1.24%	1.40%	to	1.65%	-3.88%	to	-3.64%
2017	253	$12.493	to	$12.830	$3,242	1.20%	1.40%	to	1.65%	6.59%	to	6.86%
2016	333	$11.720	to	$12.007	$3,999	1.16%	1.40%	to	1.65%	2.47%	to	2.72%
2015	376	$11.438	to	$11.689	$4,396	2.06%	1.40%	to	1.65%	-2.20%	to	-1.95%
2014	44	$11.695	to	$11.922	$526	1.13%	1.40%	to	1.65%	1.85%	to	2.10%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2018	42	$13.220	to	$13.612	$572	1.27%	1.40%	to	1.65%	-5.84%	to	-5.60%
2017	50	$14.040	to	$14.419	$708	1.34%	1.40%	to	1.65%	10.96%	to	11.23%
2016	49	$12.653	to	$12.963	$635	1.27%	1.40%	to	1.65%	3.50%	to	3.77%
2015	53	$12.225	to	$12.492	$665	1.49%	1.40%	to	1.65%	-2.15%	to	-1.92%
2014	58	$12.494	to	$12.736	$731	1.54%	1.40%	to	1.65%	2.50%	to	2.76%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2018	47	$13.306	to	$13.700	$642	1.32%	1.40%	to	1.65%	-6.84%	to	-6.61%
2017	72	$14.283	to	$14.669	$1,060	1.26%	1.40%	to	1.65%	12.93%	to	13.21%
2016	85	$12.648	to	$12.958	$1,101	1.21%	1.40%	to	1.65%	3.85%	to	4.11%
2015	105	$12.179	to	$12.446	$1,306	1.60%	1.40%	to	1.65%	-2.14%	to	-1.89%
2014	105	$12.445	to	$12.686	$1,330	1.31%	1.40%	to	1.65%	2.75%	to	3.00%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2018	459	$13.160	to	$13.550	$6,215	1.21%	1.40%	to	1.65%	-7.63%	to	-7.39%
2017	553	$14.247	to	$14.632	$8,081	1.23%	1.40%	to	1.65%	14.37%	to	14.65%
2016	639	$12.457	to	$12.762	$8,144	1.20%	1.40%	to	1.65%	4.07%	to	4.33%
2015	764	$11.970	to	$12.232	$9,343	1.69%	1.40%	to	1.65%	-2.09%	to	-1.85%
2014	602	$12.225	to	$12.462	$7,498	1.37%	1.40%	to	1.65%	2.88%	to	3.15%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2018	54	$13.739	to	$14.146	$764	1.21%	1.40%	to	1.65%	-8.31%	to	-8.08%
2017	54	$14.984	to	$15.390	$834	1.27%	1.40%	to	1.65%	15.65%	to	15.94%
2016	53	$12.957	to	$13.274	$701	1.21%	1.40%	to	1.65%	4.25%	to	4.51%
2015	60	$12.429	to	$12.701	$755	1.66%	1.40%	to	1.65%	-2.13%	to	-1.89%
2014	56	$12.699	to	$12.945	$726	1.67%	1.40%	to	1.65%	3.14%	to	3.40%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2018	104	$13.514	to	$13.914	$1,440	1.04%	1.40%	to	1.65%	-9.56%	to	-9.34%
2017	137	$14.943	to	$15.347	$2,108	1.16%	1.40%	to	1.65%	18.73%	to	19.02%
2016	141	$12.586	to	$12.895	$1,812	1.18%	1.40%	to	1.65%	4.63%	to	4.90%
2015	178	$12.029	to	$12.293	$2,193	1.51%	1.40%	to	1.65%	-2.16%	to	-1.91%
2014	156	$12.294	to	$12.532	$1,958	1.43%	1.40%	to	1.65%	3.03%	to	3.28%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2018	35	$16.078	to	$16.431	$577	0.92%	1.40%	to	1.65%	-10.99%	to	-10.76%
2017	42	$18.063	to	$18.412	$765	1.03%	1.40%	to	1.65%	21.07%	to	21.37%
2016	41	$14.919	to	$15.170	$618	1.17%	1.40%	to	1.65%	4.78%	to	5.04%
2015	39	$-	to	$14.442	$558	1.48%	1.40%	to	1.65%	-1.90%	to	0.00%
2014	29	$14.550	to	$14.721	$430	2.21%	1.40%	to	1.65%	2.94%	to	3.20%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2018	45	$16.073	to	$16.425	$734	0.91%	1.40%	to	1.65%	-11.60%	to	-11.38%
2017	44	$18.183	to	$18.534	$815	0.99%	1.40%	to	1.65%	21.28%	to	21.58%
2016	43	$14.992	to	$15.244	$658	1.13%	1.40%	to	1.65%	4.78%	to	5.04%
2015	44	$-	to	$14.512	$632	1.44%	1.40%	to	1.65%	-1.87%	to	0.00%
2014	34	$14.617	to	$14.789	$505	1.93%	1.40%	to	1.65%	2.98%	to	3.24%

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2018	20	$16.168	to	$16.523	$328	0.94%	1.40%	to	1.65%	-11.61%	to	-11.39%
2017	21	$18.292	to	$18.646	$384	1.50%	1.40%	to	1.65%	21.29%	to	21.59%
2016	12	$15.081	to	$15.335	$183	1.23%	1.40%	to	1.65%	4.82%	to	5.08%
2015	9	$-	to	$14.594	$133	1.77%	1.40%	to	1.65%	-1.91%	to	0.00%
2014	7	$14.706	to	$14.878	$105	1.40%	1.40%	to	1.65%	2.97%	to	3.22%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2018	26	$16.198	to	$16.553	$428	0.95%	1.40%	to	1.65%	-11.60%	to	-11.38%
2017	24	$18.324	to	$18.679	$456	1.00%	1.40%	to	1.65%	21.29%	to	21.59%
2016	25	$15.108	to	$15.362	$383	1.36%	1.40%	to	1.65%	4.81%	to	5.08%
2015	21	$14.414	to	$14.619	$307	1.53%	1.40%	to	1.65%	-2.20%	to	-1.96%
2014	19	$14.739	to	$14.912	$281	1.43%	1.40%	to	1.65%	3.00%	to	3.26%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2018	780	$10.805	to	$10.987	$8,562	1.62%	1.40%	to	1.65%	-7.59%	to	-7.35%
2017	885	$11.692	to	$11.858	$10,491	1.49%	1.40%	to	1.65%	8.78%	to	9.05%
2016	1,007	$10.748	to	$10.874	$10,947	1.20%	1.40%	to	1.65%	4.48%	to	4.75%
2015	1,334	$10.287	to	$10.381	$13,848	1.42%	1.40%	to	1.65%	-6.06%	to	-5.83%
2014	737	$10.950	to	$11.024	$8,124	1.03%	1.40%	to	1.65%	1.37%	to	1.63%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2018	1,767	$11.189	to	$11.378	$20,101	1.56%	1.40%	to	1.65%	-8.74%	to	-8.51%
2017	2,067	$12.261	to	$12.436	$25,708	1.57%	1.40%	to	1.65%	11.99%	to	12.27%
2016	2,545	$10.949	to	$11.077	$28,191	1.39%	1.40%	to	1.65%	4.57%	to	4.83%
2015	3,272	$10.470	to	$10.567	$34,570	1.60%	1.40%	to	1.65%	-7.89%	to	-7.66%
2014	1,463	$11.367	to	$11.443	$16,740	1.07%	1.40%	to	1.65%	1.12%	to	1.38%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value [a] Lowest to Highest			Net Assets (000's)	Investment [b] Income Ratio	Expense Ratio [c] Lowest to Highest			Total Return [d] Lowest to Highest

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2018	1,369	$11.108	to	$11.295	$15,457	1.45%	1.40%	to	1.65%	-10.22%	to	-10.00%
2017	1,809	$12.373	to	$12.550	$22,698	1.40%	1.40%	to	1.65%	15.73%	to	16.03%
2016	2,837	$10.691	to	$10.816	$30,688	1.33%	1.40%	to	1.65%	3.85%	to	4.10%
2015	5,780	$10.295	to	$10.390	$60,048	1.60%	1.40%	to	1.65%	-10.64%	to	-10.41%
2014	4,135	$11.520	to	$11.597	$47,953	0.98%	1.40%	to	1.65%	-0.34%	to	-0.10%

American Funds Global Bond Fund - Class 2[e]
2018	37	$9.689	to	$9.754	$362	2.40%	1.40%	to	1.65%	-2.95%	to	-2.71%
2017	10	$9.984	to	$10.026	$95	0.44%	1.40%	to	1.65%	5.11%	to	5.37%
2016	7	$9.499	to	$9.515	$63	1.44%	1.40%	to	1.65%	-5.01%	to	-4.85%

American Funds Global Growth Fund - Class 2[e]
2018	28	$11.868	to	$11.947	$329	0.88%	1.40%	to	1.65%	-10.54%	to	-10.31%
2017	11	$13.266	to	$13.321	$153	0.97%	1.40%	to	1.65%	29.32%	to	29.64%
2016	4	$10.258	to	$10.275	$45	4.70%	1.40%	to	1.65%	2.58%	to	2.75%

American Funds New World Fund - Class 2[e]
2018	12	$11.078	to	$11.152	$138	0.94%	1.40%	to	1.65%	-15.45%	to	-15.24%
2017	8	$13.102	to	$13.157	$103	1.18%	1.40%	to	1.65%	27.33%	to	27.65%
2016	5	$10.290	to	$10.307	$52	1.99%	1.40%	to	1.65%	2.90%	to	3.07%

American Funds Growth-Income Fund - Class 2[e]
2018	52	$12.508	to	$12.591	$653	1.59%	1.40%	to	1.65%	-3.40%	to	-3.16%
2017	34	$12.948	to	$13.002	447	1.92%	1.40%	to	1.65%	20.38%	to	20.68%
2016	8	$10.756	to	$10.774	85	3.19%	1.40%	to	1.65%	7.56%	to	7.74%

American Funds Capital Income Builder - Class 2[e]
2018	27	$10.058	to	$10.126	$273	3.04%	1.40%	to	1.65%	-8.61%	to	-8.38%
2017	23	$11.006	to	$11.052	$256	2.91%	1.40%	to	1.65%	11.20%	to	11.47%
2016	5	$9.898	to	$9.915	$49	4.49%	1.40%	to	1.65%	-1.02%	to	-0.85%

American Funds Asset Allocation Fund - Class 2[e]
2018	30	$11.299	to	$11.375	$339	1.79%	1.40%	to	1.65%	-6.18%	to	-5.94%
2017	14	$12.043	to	$12.093	$165	1.68%	1.40%	to	1.65%	14.33%	to	14.61%
2016	6	$10.533	to	$10.551	$63	3.35%	1.40%	to	1.65%	5.33%	to	5.51%

American Funds Managed Risk Growth Fund - Class P2[e]
2018	1,394	$12.567	to	$12.651	$17,630	0.42%	1.40%	to	1.65%	-2.01%	to	-1.76%
2017	953	$12.825	to	$12.878	$12,271	0.28%	1.40%	to	1.65%	23.94%	to	24.25%
2016	651	$10.348	to	$10.365	$6,750	0.19%	1.40%	to	1.65%	3.48%	to	3.65%

American Funds Managed Risk International Fund - Class P2[e]
2018	486	$10.882	to	$10.955	$5,319	1.75%	1.40%	to	1.65%	-11.97%	to	-11.75%
2017	399	$12.362	to	$12.414	$4,951	0.70%	1.40%	to	1.65%	26.60%	to	26.90%
2016	275	$9.765	to	$9.782	$2,686	1.11%	1.40%	to	1.65%	-2.35%	to	-2.18%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[e]
2018	1,446	$10.827	to	$10.899	$15,759	3.22%	1.40%	to	1.65%	-8.89%	to	-8.67%
2017	1,507	$11.884	to	$11.934	$17,984	1.48%	1.40%	to	1.65%	13.15%	to	13.44%
2016	1,020	$10.503	to	$10.520	$10,729	2.09%	1.40%	to	1.65%	5.03%	to	5.20%

American Funds Managed Risk Growth-Income Fund - Class P2[e]
2018	1,219	$11.854	to	$11.933	$14,551	1.05%	1.40%	to	1.65%	-3.58%	to	-3.35%
2017	1,147	$12.294	to	$12.346	$14,160	0.99%	1.40%	to	1.65%	18.43%	to	18.73%
2016	710	$10.381	to	$10.398	$7,384	1.49%	1.40%	to	1.65%	3.81%	to	3.98%

American Funds Managed Risk Asset Allocation Fund - Class P2[e]
2018	1,539	$11.038	to	$11.112	$17,095	1.35%	1.40%	to	1.65%	-6.47%	to	-6.23%
2017	1,644	$11.801	to	$11.850	$19,484	0.77%	1.40%	to	1.65%	12.93%	to	13.21%
2016	1,218	$10.450	to	$10.467	$12,746	1.43%	1.40%	to	1.65%	4.50%	to	4.67%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.  The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2016.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the three-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2018, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts’ auditor since 2016.
/s/ BKD, LLP
Kansas City, Missouri
April 26, 2019

PART C
OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a)	Financial Statements included in the SAI.
(b)	Exhibits:
(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)
(2)	Not Applicable.
(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)
(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (6)
(4)	(a) Contract Form J157. (3)
(b)  Bonus Endorsement M465. (3)
(c)  Bonus Endorsement M466. (3)
(d)  Form of GMWB Rider and Schedule Pages. (5)
(e)  Contract Form J186. (9)
(5)	Contract Application. (3)
(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)
(b)  By-Laws of Kansas City Life. (2)
(7)	Not Applicable.
(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (6)
(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (4)
(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (6)
(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)

1

(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (6)
(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (4)
(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company.  (7)
(b.7)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (12)
(c.1)  Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
(c.2)  Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (6)
(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (4)
(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (6)
(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)
(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (6)
(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (4)
(d.4)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (8)
(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (7)
(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (6)
(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
(f.5)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (13)

2

(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(g.2)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)
(g.3)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)
(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (6)
(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (6)
(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (6)
(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (4)
(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (6)
(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (6)
(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (4)
(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (6)
(j.6)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (8)

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(j.7)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (8)
(k.1)  Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (10)
(k.2)  Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (10)
(l.1)  Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (12)
(l.2)  Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (12)
(l.3)  Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (12)
(9)	Opinion and Consent of Counsel. (14)
(10)	(a) Consent of Eversheds Sutherland (US) LLP. (14)
(b)  Consent of BKD, LLP.  (14)
(11)	Not Applicable.
(12)	Not Applicable.
----------------
(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).
(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.
(4)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(5)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.
(6)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(7)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(8)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

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(9)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-52290).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(14)  Filed herewith.
Item 25.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
Philip A. Williams	Senior Vice President, Finance, CFO and Director
* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Missouri	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor

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Name	Jurisdiction	Percent of Voting Securities Owned
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners
1,193 Owners as of March 8, 2019.
Item 28.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity

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while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

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Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.  Principal Underwriter
(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.
(b)  Officers and Directors of Sunset Financial:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
Philip A. Williams	Director
* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$138,852.99	None	N/A	N/A
Item 30.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 31.  Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 32.  Undertakings and Representations
(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

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(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.
(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.
(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on no-action letters dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88)(the “ACLI Letter”), and dated August 30, 2012, to ING Life and Annuity Company (the “ING Letter”), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that it has complied with  paragraphs numbered (1) through (4) of the ACLI Letter, as modified by the ING Letter, and the additional terms of the ING Letter.
(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 22nd day of April, 2019.
Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 22, 2019

/s/ Philip A. Williams Philip A. Williams	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 22, 2019

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 22, 2019

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 22, 2019

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 22, 2019

/s/ Kevin G. Barth Kevin G. Barth	Director	April 22, 2019

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 22, 2019

/s/ William R. Blessing William R. Blessing	Director	April 22, 2019

/s/ Michael Braude Michael Braude	Director	April 22, 2019

/s/ James T. Carr James T. Carr	Director	April 22, 2019

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/s/ John C. Cozad John C. Cozad	Director	April 22, 2019

______________________________ Richard L. Finn	Director	April 22, 2019

/s/ David S. Kimmel David S. Kimmel	Director	April 22, 2019

/s/ Cecil R. Miller Cecil R. Miller	Director	April 22, 2019

/s/ Mark A. Milton Mark A. Milton	Director	April 22, 2019

/s/ William A. Schalekamp William A. Schalekamp	Director	April 22, 2019

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Exhibit Index
(9)	Opinion and Consent of Counsel.
(10)	(a) Consent of Eversheds Sutherland (US) LLP.
(b)  Consent of BKD, LLP.

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